UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-23661

Harbor ETF Trust
(Exact name of Registrant as specified in charter)

111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606-4302
(Address of principal executive offices) (Zip code)

Charles F. McCain, Esq. HARBOR ETF TRUST 111 South Wacker Drive, 34th Floor Chicago, Illinois 60606-4302	Christopher P. Harvey, Esq. DECHERT LLP One International Place – 40th Floor 100 Oliver Street Boston, MA 02110-2605
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400
Date of fiscal year end: October 31
Date of reporting period: October 31, 2023

ITEM 1 – REPORTS TO STOCKHOLDERS
The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Annual Report
HARBOR ETF TRUST
October 31, 2023

Harbor Commodity All-Weather Strategy ETF (formerly, Harbor All-Weather Inflation Focus ETF) (Consolidated)
Harbor Disruptive Innovation ETF
Harbor Dividend Growth Leaders ETF
Harbor Energy Transition Strategy ETF (Consolidated)
Harbor Health Care ETF
Harbor Human Capital Factor Unconstrained ETF (formerly, Harbor Corporate Culture Leaders ETF)
Harbor Human Capital Factor US Large Cap ETF (formerly, Harbor Corporate Culture ETF)
Harbor Human Capital Factor US Small Cap ETF (formerly, Harbor Corporate Culture Small Cap ETF)
Harbor International Compounders ETF
Harbor Long-Term Growers ETF
Harbor Multi-Asset Explorer ETF
Harbor Scientific Alpha High-Yield ETF
Harbor Scientific Alpha Income ETF

Table of Contents

Harbor ETF Trust
Harbor Commodity All-Weather Strategy ETF
Manager’s Commentary	2
Consolidated Portfolio of Investments	4
Harbor Disruptive Innovation ETF
Manager’s Commentary	6
Portfolio of Investments	8
Harbor Dividend Growth Leaders ETF
Manager’s Commentary	11
Portfolio of Investments	13
Harbor Energy Transition Strategy ETF
Manager’s Commentary	15
Consolidated Portfolio of Investments	17
Harbor Health Care ETF
Manager’s Commentary	19
Portfolio of Investments	21
Harbor Human Capital Factor Unconstrained ETF
Manager’s Commentary	23
Portfolio of Investments	25
Harbor Human Capital Factor US Large Cap ETF
Manager’s Commentary	27
Portfolio of Investments	29
Harbor Human Capital Factor US Small Cap ETF
Manager’s Commentary	32
Portfolio of Investments	34
Harbor International Compounders ETF
Manager’s Commentary	38
Portfolio of Investments	40
Harbor Long-Term Growers ETF
Manager’s Commentary	42
Portfolio of Investments	44
Harbor Multi-Asset Explorer ETF
Manager’s Commentary	46
Portfolio of Investments	48
Harbor Scientific Alpha High-Yield ETF
Manager’s Commentary	49
Portfolio of Investments	51
Harbor Scientific Alpha Income ETF
Manager’s Commentary	56
Portfolio of Investments	58
Financial Statements
Statements of Assets and Liabilities	63
Statements of Operations	65
Statements of Changes in Net Assets	67
Financial Highlights	70
Notes to Financial Statements	77
Report of Independent Registered Public Accounting Firm	91

Table of Contents

Fees and Expenses Example	93
Additional Information	95
Additional Tax Information	95
Proxy Voting	95
Quarterly Portfolio Disclosures	95
Advisory Agreement Approvals	96
Trustees and Officers	98
Harbor’s Privacy Statement	101
This material is intended for the Funds' shareholders. It may be distributed to prospective investors only if it is preceded or accompanied by the current prospectus. Prospective investors should carefully consider the investment objectives, risks, charges and expenses of a Harbor ETF before investing. To obtain a summary prospectus or prospectus for this and other information, visit harborcapital.com or call 800-422-1050. Read it carefully before investing.
Foreside Fund Services, LLC is the Distributor of the Harbor ETF Trust.

Harbor Commodity All-Weather Strategy ETF
MANAGER’S COMMENTARY (Unaudited)

SUBADVISOR
Quantix Commodities LP
Management’s Discussion of
Fund Performance
MARKET REVIEW
After a poor fourth quarter of 2022 for commodity markets, market observers looking for strong commodity markets in 2023 were mostly disappointed in the first half of the year. Many investors lost patience with the choppy price action and largely exited the long positions that they had been holding, with certain measures of investor positioning in certain markets, such as Crude Oil, falling to almost the lowest level in three years.
However, the third quarter finally brought the much-anticipated rally in Crude Oil during the seasonally quieter summer months, even as market participants were not positioned for it. West Texas Intermediate (“WTI”) Crude Oil prices were up 30% over three months, the strongest third quarter performance in over two decades. All the ingredients had been there for higher prices, but they needed a catalyst. For these markets, the extra heat applied by strong seasonal demand and a committed OPEC+ (that is, members of the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC oil-producing countries) caused the Petroleum sector to finally bubble over, increasing flat price (the absolute price level of a commodity) and more volatility in spreads.
The run up in Crude Oil was partly a result of strong demand and low inventories in products, such as Gasoline, early in the summer. Refiners ran at high capacity to meet this demand, requiring more crude oil. This was reflected in WTI Crude Oil inventories at Cushing, which drew down over the summer to multi-year lows.
The U.S. Federal Reserve (“Fed”) continued to demonstrate concern about high inflation in the U.S. throughout the period, continuing to raise interest rates. This sparked a rally in the U.S. Dollar Index as the Fed appeared more hawkish than other central banks around the world. This caused challenges in sectors such as Precious Metals and Industrial Metals.
Global events have also buffeted commodity markets so far in 2023. In the third quarter, Chinese policy makers did not take the action that some market participants were looking for to stimulate their economy. This caused those sectors more sensitive to Chinese growth, such as Industrial Metals, to fall, despite inventories for key commodities such as Copper remaining at historically low levels. In October 2023, the ongoing events in the Middle East resulted in investors bidding up Gold as a safe haven asset.
PERFORMANCE
Harbor Commodity All-Weather Strategy ETF returned 9.40% in the year ended October 31, 2023. The Fund seeks to track the performance of the Quantix Commodity Index (the “Index”), which returned 11.16% during the same period.
This difference in cash management arises from the fact that the methodology in the Index, similar to other major commodity benchmarks, is not able to be fully replicated. This can put the Fund at somewhat of a disadvantage relative to the Index in a period of rapid interest rate rises, such as in 2022 and so far in 2023, and conversely helps the Fund relative to the Index in a period of rapid interest rate decreases.
On a sector basis, the Precious Metals sector was the biggest contributor. Almost all of the positive performance came from Gold which is the largest individual commodity weight, as buying from official institutions offset the challenges from higher real interest rates. The Petroleum sector also contributed positively, with all the gains coming in 2023 from Heating Oil, Brent Crude Oil, and Gasoil, from a mixture of price appreciation and positive roll yield. The Softs sector was also positive, largely from Sugar.
These gains were partially offset by negative contributions from Grains and the Industrial Metals sector. Individual commodities within Grains were down or flat due to greater than expected harvests and geopolitical risk premium continuing to come out of the market. The

⬤

Harbor Commodity All-Weather Strategy ETF
MANAGER’S COMMENTARY—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 02/09/2022 through 10/31/2023

$12,000
11,500
11,000
10,500
10,000
9,500
9,000
Apr-22
Jul-22
Oct-22
Jan-23
Apr-23
Jul-23
Oct-23
$11,776
11,444
10,155
ETF (based on Net Asset Value)
Quantix Commodity Index
Bloomberg Commodity Index

The graph compares a $10,000 investment in shares of the Fund with the performance of the Quantix Commodity Index and the Bloomberg Commodity Index . The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results.
TOTAL RETURNS
For the periods ended 10/31/2023
Annualized
	1 Year	5 Years	Life of Fund
Harbor Commodity All-Weather Strategy ETF (Based on Net Asset Value)[1]	9.40%	N/A	8.13%
Harbor Commodity All-Weather Strategy ETF (At Market Price)[1]	9.49	N/A	8.21
Comparative Index
Quantix Commodity Index[1]	11.16%	N/A	9.94%
Bloomberg Commodity Index [1]	-2.97	N/A	0.89
As stated in the Fund’s prospectus dated March 1, 2023, the expense ratio was 0.68%. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The Quantix Commodity Index is calculated on a total return basis, which combines the returns of the futures contracts with the returns on cash collateral invested in 13-week U.S. Treasury Bills. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Quantix Commodity Index was developed by Quantix Commodities LP and is owned by Quantix Commodities Indices LLC. The Bloomberg Commodity Index measures the performance of futures contracts on physical commodities which traded on U.S. exchanges and London Metal Exchange. The commodity weightings are based on production and liquidity, subject to weighting restrictions applied annually.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
Industrial Metals, particularly Nickel and Zinc, continue to be affected by the weaker economic growth in China and overhangs in supply.
The Index rebalances once a quarter and, at each rebalance, updates the weighting between scarcity and debasement within the Index.
In the most recent rebalance, calculated in September 2023 and implemented in October 2023, the Index kept both the sector and individual commodity weights broadly similar to the previous quarters in 2023. Two of the three macroeconomic indicators that the Index takes into account - the shape of the U.S. Treasury curve, relative performance of Copper and Gold, and the shape of the futures curves of commodities - remain pointing at debasement, keeping the weight of Gold relatively high compared to the consumable commodities.
OUTLOOK & STRATEGY
We believe that the outlook for commodity markets remains bright, especially relative to other asset classes. In the short term, we believe that the fundamentals of most markets remain supportive. For example, in Petroleum, tightness in sweet crude markets such as WTI and Brent has caught up with the tightness in sour markets. Oil markets appear to be fundamentally tight. Although product margins are off their highs, demand is still robust and the apparent resolve of OPEC+ for higher prices, in addition to the recent geopolitical events, appears strong enough to keep Oil higher through the end of 2023. Investors are also earning significant positive roll yield as the Oil futures curve remained in backwardation.
The strengthening dollar continues to be a headwind for Gold as it fell below $1,900 per ounce at the end of September 2023 before surging above $2,000 per ounce in October 2023 due to increased demand as a safe haven asset. Rates are definitionally closer to their peak than they were before and, like Oil a few months ago, speculators are more lightly positioned (as seen from outflows from “GLD” – the main physical gold ETF) and official sector interest remains strong.

1 The “Life of Fund” return as shown reflects the period 02/09/2022 (commencement of operations) through 10/31/2023. The first day of secondary market trading was a few days after the date on which the Fund commenced investment operations; therefore, the Net Asset Value of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.
This report contains the current opinions of Quantix Commodities LP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Commodities and commodity-linked derivative instruments can be significantly more volatile than other securities, such as stocks or bonds. The Fund is non-diversified and may have significant exposure to a particular sector of the commodities market (such as metal, gas or emissions products). As a result, the Fund may be more susceptible to risks associated with a single issuer or sector than a more diversified portfolio.

⬤

Harbor Commodity All-Weather Strategy ETF
CONSOLIDATED PORTFOLIO OF INVESTMENTS—October 31, 2023

RISK ALLOCATION* (% of Net Assets) - Unaudited
Asset Class	Sector
COMMODITIES
	Petroleum	32.3%
	Precious Metals	31.6%
	Industrial Metals	16.6%
	Grains and Soybean Products	15.5%
	Softs	4.0%
*Based on notional value and represents the sector allocation of the Quantix Commodity Index.
PORTFOLIO OF INVESTMENTS
Principal Amounts, Value and Cost in Thousands

SHORT-TERM INVESTMENTS—93.3%

Principal Amount		Value
U.S. TREASURY BILLS—93.3%
	U.S. Treasury Bills
$39,125	5.259%—11/09/2023†	$39,079
8,733	5.290%—02/06/2024†	8,608
16,526	5.291%—02/22/2024†	16,250
26,723	5.297%—12/21/2023†	26,526
8,212	5.308%—12/28/2023†	8,143
TOTAL SHORT-TERM INVESTMENTS (Cost $98,608)		98,606
TOTAL INVESTMENTS—93.3% (Cost $98,608)		98,606
CASH AND OTHER ASSETS, LESS LIABILITIES—6.7%		7,122
TOTAL NET ASSETS—100%		$105,728

SWAP AGREEMENTS
OVER-THE-COUNTER (OTC) EXCESS RETURN SWAPS ON INDICES
Counterparty	Fixed Rate	Pay/Receive Fixed Rate	Reference Index[1]	Expiration Date	Payment Frequency	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Macquarie Bank Limited	0.120%	Pay	Quantix Commodity Index	11/30/2023	Monthly	$105,715	$—	$—	$—
FAIR VALUE MEASUREMENTS
All investments as of October 31, 2023 (as disclosed in the preceding Portfolio of Investments and Swap Agreements schedule) were classified as Level 2.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Commodity All-Weather Strategy ETF
CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

†	Coupon represents yield to maturity
1
The reference index components are published daily on Harbor Capital’s website at harborcapital.com. The index is comprised of publicly traded futures contracts on physical commodities. The table below represents the reference index components as of the year ended October 31,
2023.

Commodity	Weight
Gold	31.6%
Brent Crude Oil	13.2
Heating Oil	10.3
RBOB Gasoline	6.7
Copper	5.0
Aluminum	4.2
Zinc	4.0
Corn	3.6
Nickel	3.4
Soybeans	3.4
Soybean Oil	2.4
Soymeal	2.2
GasOil	2.1
Sugar	2.1
Wheat	2.0
KC Wheat	1.9
Cotton	1.9
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Disruptive Innovation ETF
MANAGER’S COMMENTARY (Unaudited)

ADVISER
Harbor Capital Advisors, Inc.
Management’s Discussion of
Fund Performance
MARKET REVIEW
U.S. Markets started the year facing inflation fears and the Federal Reserve’s (the “Fed”) reaction was the central storyline all year as policy transitioned from highly accommodative to tightened across the globe. The market provided mixed results for U.S. equity markets, with indices initially surpassing the highs of the year before reversing course. The Fed’s policy trajectory was a central focus during the period as investors broadly expected a pause in interest rate hikes that was confirmed in September. Over the course of the year, there was also a growing acceptance of the Fed’s higher-for-longer mantra leading to the swift rise in longer-dated yields. Questions also began to percolate about the health of the consumer and the durability of their spending power given the rise in oil, planned resumption of student loan payments, dramatically higher borrowing costs, and the exhaustion of COVID-era savings. Consequently, cracks began to emerge in the key pillars of the argument supporting a soft-landing which drove a shift in risk tolerances towards quality, shorter duration equities.
PERFORMANCE
Harbor Disruptive Innovation ETF returned 1.66% for the year ended October 31, 2023, while the S&P 500 Index (the “Index”) returned 10.14% during the same period. The Fund lagged the Index during the period and faced notable headwinds from both a stock specific and factor perspective. The Fund’s exposure to less profitable companies than the benchmark holdings proved a meaningful headwind during the year, particularly Health Care companies. Within Health Care, investments within the Biotech segment experienced declines as investor preference shifted away from higher valuation companies and focused more on quality. Shares of Ascendis Pharma sold off during the year as investors reacted negatively to the news that the Food and Drug Administration identified deficiencies in the company’s new drug application for TransCon. Given the market’s prevailing short-term focus and low appetite for increased risk, the stock reacted negatively during the period. In addition, the Fund’s underweight investment in NVIDIA contributed negatively to relative returns as the stock was up over 200% for the year. Relative results were also hindered from performance within the Communication Services sector, notably from a relative underweight to Meta Platforms and Alphabet. Performance within the Consumer Discretionary sector was additive to performance over the year as delivery companies such as DoorDash and Deliveroo as well as the ecommerce company MercadoLibre outperformed the market. From a factor standpoint, the Fund’s overweight to companies that are more sensitive to market movements than the overall market (i.e., Beta) contributed positively to performance.
OUTLOOK & STRATEGY
U.S. economic growth likely reaccelerated in the third quarter on the back of strong consumption. While this spending was frontloaded and momentum waned over the period, we believe the strong labor market remains a bedrock for consumers. The labor market’s gradual transition from overheating to full employment appears to be on track.  We see signs of slack emerging at the margin with fewer workers quitting, slowing wage gains, and less demand for temporary help.  However, continued monthly job increases and low unemployment claims run counter to any fears of broader weakness. The steady string of good news on inflation is challenging the Fed’s message discipline. Acknowledged progress is lagging actual progress despite the near-term upside risk posed by energy prices.

⬤

Harbor Disruptive Innovation ETF
MANAGER’S COMMENTARY—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 12/01/2021 through 10/31/2023

$11,000
10,000
9,000
8,000
7,000
6,000
5,000
$9,583
8,977
5,810
Jan-22
Apr-22
Jul-22
Oct-22
Jan-23
Apr-23
Jul-23
Oct-23
ETF (based on Net Asset Value)
S&P 500 Index
Russell 3000® Growth Index

The graph compares a $10,000 investment in shares of the Fund with the performance of the S&P 500 Index and the Russell 3000® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results.
TOTAL RETURNS
For the periods ended 10/31/2023
Annualized
	1 Year	5 Years	Life of Fund
Harbor Disruptive Innovation ETF (Based on Net Asset Value)[1]	1.66%	N/A	-24.66%
Harbor Disruptive Innovation ETF (At Market Price)[1]	1.66	N/A	-24.66
Comparative Index
S&P 500 Index[1]	10.14%	N/A	-2.20%
Russell 3000® Growth Index[1]	17.32	N/A	-5.47
As stated in the Fund’s prospectus dated March 1, 2023, the expense ratio was 0.75%. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The S&P 500 Index is an unmanaged index generally representative of the U.S. market for large capitalization equities. The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. These unmanaged indices do not reflect fees and expenses and are not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.

1 The “Life of Fund” return as shown reflects the period 12/01/2021 (commencement of operations) through 10/31/2023. The first day of secondary market trading was a few days after the date on which the Fund commenced investment operations; therefore, the Net Asset Value of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.
This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities issuers in emerging market regions. Investing in REITs will subject the Fund to additional risk.

⬤

Harbor Disruptive Innovation ETF
PORTFOLIO OF INVESTMENTS—October 31, 2023

SECTOR ALLOCATION (% of investments) - Unaudited

PORTFOLIO OF INVESTMENTS
Value and Cost in Thousands

COMMON STOCKS—97.0%
Shares		Value
AUTOMOBILES—0.9%
1,096	Tesla, Inc. *	$220
BIOTECHNOLOGY—10.5%
1,586	89bio, Inc. *	12
44,269	Adaptimmune Therapeutics PLC ADR*,1	24
3,071	Alkermes PLC *	74
23,185	Allogene Therapeutics, Inc. *	65
6,755	Arrowhead Pharmaceuticals, Inc. *	166
3,832	Ascendis Pharma AS ADR (Denmark)*,1	342
95,116	Autolus Therapeutics PLC ADR (United Kingdom)*,1	268
10,156	Avidity Biosciences, Inc. *	52
8,268	Bicycle Therapeutics PLC ADR (United Kingdom)*,1	125
23,102	C4 Therapeutics, Inc. *	35
4,855	Fate Therapeutics, Inc. *	9
6,256	Freeline Therapeutics Holdings PLC ADR (United Kingdom)*,1	31
4,317	Intellia Therapeutics, Inc. *	108
22,766	Iovance Biotherapeutics, Inc. *	87
1,923	Krystal Biotech, Inc. *	225
5,052	Kymera Therapeutics, Inc. *	59
1,903	Legend Biotech Corp. ADR*,1	126
57,473	Magenta Therapeutics, Inc. - CVR *	— [x]
1,861	Moderna, Inc. *	141
48,106	Precision BioSciences, Inc. *	15
10,698	REGENXBIO, Inc. *	138
16,270	Repare Therapeutics, Inc. (Canada)*	55
10,150	Replimune Group, Inc. *	148
17,508	Rocket Pharmaceuticals, Inc. *	317
533	Sarepta Therapeutics, Inc. *	36
9,632	Synlogic, Inc. *	18
8,624	uniQure NV (Netherlands)*	49
		2,725
BROADLINE RETAIL—5.7%
5,475	Amazon.com, Inc. *	728
601	MercadoLibre, Inc. (Brazil)*	746
		1,474
CHEMICALS—2.7%
1,794	Linde PLC	686
CONSUMER STAPLES DISTRIBUTION & RETAIL—1.5%
98,907	Dada Nexus Ltd. ADR (China)*,1	380

COMMON STOCKS—Continued
Shares		Value
ELECTRICAL EQUIPMENT—0.3%
300	Hubbell, Inc. Class B	$81
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.6%
4,476	Cognex Corp.	161
ENTERTAINMENT—0.3%
1,573	Sea Ltd. ADR (Singapore)*,1	66
FINANCIAL SERVICES—5.5%
446	Adyen NV (Netherlands)*,2	299
10,099	Block, Inc. *	407
5,022	Fiserv, Inc. *	571
9,529	Toast, Inc. Class A*	152
		1,429
HEALTH CARE EQUIPMENT & SUPPLIES—3.2%
312	Cooper Cos., Inc.	97
4,299	Dexcom, Inc. *	382
249	IDEXX Laboratories, Inc. *	100
696	Inspire Medical Systems, Inc. *	102
561	Insulet Corp. *	74
1,204	Lantheus Holdings, Inc. *	78
		833
HEALTH CARE PROVIDERS & SERVICES—0.2%
70,896	Invitae Corp. *	43
HOTELS, RESTAURANTS & LEISURE—5.1%
2,123	Airbnb, Inc. Class A*	251
169	Chipotle Mexican Grill, Inc. Class A*	328
251,156	Deliveroo PLC Class A (United Kingdom)*,2	397
4,593	DoorDash, Inc. Class A*	345
		1,321
INSURANCE—2.6%
4,313	Progressive Corp.	682
INTERACTIVE MEDIA & SERVICES—2.9%
3,787	Alphabet, Inc. Class A*	470
894	Meta Platforms, Inc. Class A*	269
		739

⬤

Harbor Disruptive Innovation ETF
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
IT SERVICES—5.5%
6,255	Cloudflare, Inc. Class A*	$355
515	MongoDB, Inc. *	177
3,315	Okta, Inc. *	223
8,469	Shopify, Inc. Class A (Canada)*	400
1,859	Snowflake, Inc. Class A*	270
		1,425
LIFE SCIENCES TOOLS & SERVICES—4.3%
3,207	Danaher Corp.	616
761	ICON PLC *	185
401	Lonza Group AG (Switzerland)	140
412	Thermo Fisher Scientific, Inc.	183
		1,124
MACHINERY—1.0%
2,174	Chart Industries, Inc. *	253
PHARMACEUTICALS—1.4%
5,805	Arvinas, Inc. *	94
3,283	Catalent, Inc. *	113
282	Eli Lilly & Co.	156
		363
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—13.5%
6,763	Advanced Micro Devices, Inc. *	666
1,804	Applied Materials, Inc.	239
1,010	ASML Holding NV (Netherlands)	604
1,291	Lam Research Corp.	760
2,950	Lattice Semiconductor Corp. *	164
2,164	Microchip Technology, Inc.	154
876	NVIDIA Corp.	357
3,925	Texas Instruments, Inc.	557
		3,501
SOFTWARE—25.0%
130,927	Agora, Inc. ADR (China)*,1	385

COMMON STOCKS—Continued
Shares		Value
SOFTWARE—Continued
910	Atlassian Corp. Class A*	$164
2,885	Cadence Design Systems, Inc. *	692
7,635	CCC Intelligent Solutions Holdings, Inc. *	82
2,432	Datadog, Inc. Class A*	198
2,498	Dynatrace, Inc. *	112
4,210	Fortinet, Inc. *	241
600	HubSpot, Inc. *	254
4,050	Microsoft Corp.	1,369
528	Nice Ltd. ADR (Israel)*,1	82
964	Palo Alto Networks, Inc. *	234
3,912	Procore Technologies, Inc. *	239
1,857	Salesforce, Inc. *	373
16,259	Samsara, Inc. Class A*	375
1,259	ServiceNow, Inc. *	733
6,107	Smartsheet, Inc. Class A*	241
2,380	Splunk, Inc. *	350
988	Workday, Inc. Class A*	209
848	Zscaler, Inc. *	135
		6,468
SPECIALTY RETAIL—1.2%
203,928	Farfetch Ltd. Class A (United Kingdom)*	306
TRADING COMPANIES & DISTRIBUTORS—1.6%
1,048	United Rentals, Inc.	426
WIRELESS TELECOMMUNICATION SERVICES—1.5%
2,643	T-Mobile U.S., Inc. *	380
TOTAL COMMON STOCKS (Cost $25,834)		25,086
TOTAL INVESTMENTS—97.0% (Cost $25,834)		25,086
CASH AND OTHER ASSETS, LESS LIABILITIES—3.0%		772
TOTAL NET ASSETS—100%		$25,858

FAIR VALUE MEASUREMENTS
As of October 31, 2023, the investment in Magenta Therapeutics, Inc - CVR (as disclosed in the preceding Portfolio of Investments) was classified as Level 3 and all other investments were classified as Level 1.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2023. Transfers into or out of Level 3, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred.
Valuation Description	Beginning Balance as of 11/01/2022 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3[h] (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2023 (000s)	Unrealized Gain/(Loss) as of 10/31/2023 (000s)
Common Stock	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

⬤

Harbor Disruptive Innovation ETF
PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/23 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
Magenta Therapeutics, Inc. - CVR*	$—	Market Approach	Estimated Recovery Value	$0.00

*
Non-income producing security
x
Fair valued in accordance with Harbor Funds' Valuation Procedures.
h
Transferred into Level 3 due to the unavailability of observable market data for pricing or transferred out of Level 3 due to availability of observable market data for pricing
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
2
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. As of October 31, 2023, the aggregate value of these securities was $696 or 3% of net assets.
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Dividend Growth Leaders ETF
MANAGER’S COMMENTARY (Unaudited)

SUBADVISOR
Westfield Capital Management Company, L.P.
Management’s Discussion of
Fund Performance
MARKET REVIEW
U.S. equities closed out 2022 much the way they started, with a series of lower highs and lower lows amidst high volatility. After stocks surged in January 2023 on the hopes of more expansionary monetary policy by the U.S. Federal Reserve (the “Fed”) and a perceived soft-landing coming to pass, indexes reversed course in February 2023, as data showed persistent inflation and more aggressive Fed commentary. Then, almost 12 months into the interest rate raising cycle, financial balance sheet concerns emerged in the banking system which ultimately led to the collapse of Silicon Valley Bank. In the second quarter of 2023, cap-weighted broad market indices such as the S&P 500 and NASDAQ surged, driven predominantly by robust gains from a select group of mega cap tech stocks aptly named the ‘Magnificent 7.’ The third quarter of 2023 provided mixed results for U.S. equity markets, with indices initially surpassing the previous highs of the year before reversing course to end the quarter lower. The Fed policy trajectory was a central focus as investors broadly expected a pause in interest rate hikes that was confirmed in September 2023. There was also a growing acceptance of the Fed’s higher-for-longer mantra leading to the swift rise in longer-dated yields. Questions also began to percolate about the health of the consumer and the durability of their spending power given the rise in oil, planned resumption of student loan payments, dramatically higher borrowing costs, and the exhaustion of COVID-era savings. Consequently, challenges to the argument supporting a soft-landing drove a shift in risk tolerances towards quality, shorter duration equities.
PERFORMANCE
Harbor Dividend Growth Leaders ETF returned 4.05% in the year ended October 31, 2023, underperforming the 10.14% return of the S&P 500 Index and the 5.22% return of the NASDAQ Dividend Achievers Select Total Return Index during the same period.
Given this is not a benchmark-driven strategy, there can be periods where the performance looks materially different. From a sector standpoint, relative weakness within Energy and Consumer Staples offset relative strength within Health Care.
Energy was the largest source of relative weakness, costing 224 basis points (“bps”). Within the sector, exploration & production company, Devon Energy Corporation (“Devon”), was the largest detractor from relative results.  The stock sold off after a disappointing fourth quarter combined with significant pressure on the overall oil sector.  Devon also stumbled on volume and capex for the second quarter in a row, and while free-cash-flow guidance only came down marginally, the stock was weak as investors lost some confidence in management and were shaken by the decline in global macro and oil prices.  Given the headwinds, we decided to exit the Fund’s position during the period.
Consumer Staples also detracted from relative results, costing 175 bps of relative performance. Target Corporation, a general merchandise retailer, was the biggest relative underperformer within the sector.  The stock sold off due to a weakening revenue trend in the sector and the impending resumption of student loan payments.  The pause on student loan repayments, in place since the start of the COVID-19 pandemic, has provided some financial relief to borrowers; however, repayments are set to resume.  Given the headwinds, we decided to exit the Fund’s position during the period.
Health Care was the largest contributor to relative performance, adding 385 bps of relative returns to the Fund, primarily due to investments within Pharmaceuticals.  Pharmaceutical developer and manufacturer, Eli Lilly (“Eli”), was the top contributing stock within the sector over the period.  Eli’s stock price continued to climb higher on investor hype and enthusiasm around GLP-1 obesity drugs.  Estimates for peak-sales for these types of drugs continue to

⬤

Harbor Dividend Growth Leaders ETF
MANAGER’S COMMENTARY—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2013 through 10/31/2023

$35,000
30,000
25,000
20,000
15,000
10,000
5,000
$28,847
25,926
24,944
Oct-14
Oct-15
Oct-16
Oct-17
Oct-18
Oct-19
Oct-20
Oct-21
Oct-22
Oct-23
ETF (based on Net Asset Value)
S&P 500 Index
NASDAQ Dividend Achievers Select Total Return Index

The graph compares a $10,000 investment in shares of the Fund with the performance of the S&P 500 Index and the NASDAQ Dividend Achievers Select Total Return Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results.
TOTAL RETURNS
For the periods ended 10/31/2023
Annualized
	1 Year	5 Years	10 Years
Harbor Dividend Growth Leaders ETF (Based on Net Asset Value)[1]	4.05%	10.33%	9.57%
Harbor Dividend Growth Leaders ETF (At Market Price)[1]	3.97	10.33	9.57
Comparative Index
S&P 500 Index[1]	10.14%	11.01%	11.18%
NASDAQ Dividend Achievers Select Total Return Index[1]	5.22	10.22	10.00
As stated in the Fund’s prospectus dated March 1, 2023, the expense ratio was 0.50%. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The S&P 500 Index is an unmanaged index generally representative of the U.S. market for large capitalization equities. The NASDAQ Dividend Achievers Select Total Return Index is a modified market capitalization weighted index. The NASDAQ Dividend Achievers Select Total Return Index is comprised of a select group of securities with at least ten consecutive years of increasing annual regular dividend payments. The indices are unmanaged and do not reflect fees and expenses and are not available for direct investment.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
be revised higher, with Eli’s compound Mounjaro being a leader in the space with more effective weight loss and greater tolerability in patients.  Mounjaro is on track to be approved by the FDA later this year and is appearing to be a behemoth drug in obesity for the company.
OUTLOOK & STRATEGY
Our focus has been and will continue to be on identifying what we believe are high-quality companies with robust businesses and cash flows able to maintain and raise their dividends throughout varying market environments. Looking ahead, we are incrementally more cautious today than we were three months ago as the evolving macro backdrop increasingly warrants a more balanced posture between growth and durability.  Historical precedents suggest a low likelihood of a so-called soft landing, with the more likely outcome being a period of slowing economic growth, both in the U.S. and around the globe.  Disinflationary trends, once pointed to as evidence of the soft-landing scenario playing out, are being offset by rising borrowing costs, the exhaustion of surplus consumer savings, and a restrictive lending posture by U.S. banks.  All the while, we remain encouraged by the quality of the businesses in which we invest on behalf of our clients and will remain focused on allocating capital prudently in this turbulent market environment.

1 The Fund acquired the assets and assumed the then existing known liabilities of the Predecessor Fund on May 20, 2022 (the “Reorganization Date”). The Fund is the performance successor of the reorganization. This means that the Predecessor Fund’s performance and financial history will be used by the Fund going forward from the Reorganization Date. Accordingly, the performance of the Fund for periods prior to the reorganization is the performance of the Predecessor Fund. The performance of the Predecessor Fund has not been restated to reflect the annual operating expenses of the Fund, which are lower than those of the Predecessor Fund. Because the Fund has different fees and expenses than the Predecessor Fund, the Fund would also have had different performance results.
This report contains the current opinions of Westfield Capital Management Company, L.P. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. The Fund’s emphasis on dividend paying stocks involves the risk that such stocks may fall out of favor with investors and under-perform the market. There is no guarantee that a company will pay or continually increase its dividend. The Fund may invest in a limited number of companies or at times may be more heavily invested in particular sectors. As a result, the Fund’s performance may be more volatile, and the value of its shares may be especially sensitive to factors that specifically affect those sectors. The Fund may invest in foreign securities which may be more volatile and less liquid due to currency fluctuation, political instability, government sanctions, social and economic risks. Foreign currencies can decline in value and can adversely affect the dollar value of the fund.

⬤

Harbor Dividend Growth Leaders ETF
PORTFOLIO OF INVESTMENTS—October 31, 2023

SECTOR ALLOCATION (% of investments) - Unaudited

PORTFOLIO OF INVESTMENTS
Value and Cost in Thousands

COMMON STOCKS—95.1%
Shares		Value
BANKS—3.3%
120,652	Bank of America Corp.	$3,178
372,947	New York Community Bancorp, Inc.	3,536
		6,714
BEVERAGES—5.5%
94,328	Coca-Cola Co.	5,329
34,727	PepsiCo, Inc.	5,670
		10,999
BIOTECHNOLOGY—2.2%
56,791	Gilead Sciences, Inc.	4,460
CAPITAL MARKETS—4.4%
10,163	Ameriprise Financial, Inc.	3,197
28,947	Ares Management Corp. Class A	2,854
13,590	CME Group, Inc.	2,901
		8,952
CHEMICALS—2.1%
37,223	Celanese Corp. Class A	4,262
COMMERCIAL SERVICES & SUPPLIES—1.9%
7,453	Cintas Corp.	3,780
COMMUNICATIONS EQUIPMENT—2.6%
102,503	Cisco Systems, Inc.	5,343
DIVERSIFIED TELECOMMUNICATION SERVICES—1.6%
49,662	Cogent Communications Holdings, Inc.	3,227
ELECTRIC UTILITIES—1.6%
56,700	NextEra Energy, Inc.	3,306
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.4%
24,391	CDW Corp.	4,888
FINANCIAL SERVICES—1.5%
28,396	Global Payments, Inc.	3,016
FOOD PRODUCTS—1.9%
20,123	Hershey Co.	3,770
HEALTH CARE PROVIDERS & SERVICES—5.3%
23,833	Cardinal Health, Inc.	2,169

COMMON STOCKS—Continued
Shares		Value
HEALTH CARE PROVIDERS & SERVICES—Continued
16,023	UnitedHealth Group, Inc.	$8,581
		10,750
HOTELS, RESTAURANTS & LEISURE—1.6%
12,574	McDonald’s Corp.	3,297
HOUSEHOLD DURABLES—1.4%
25,511	Lennar Corp. Class A	2,722
INSURANCE—8.2%
70,979	American International Group, Inc.	4,352
32,246	Arthur J Gallagher & Co.	7,593
23,949	Primerica, Inc.	4,578
		16,523
IT SERVICES—3.6%
49,896	International Business Machines Corp.	7,217
MACHINERY—3.7%
22,398	IDEX Corp.	4,287
85,128	Mueller Industries, Inc.	3,210
		7,497
OIL, GAS & CONSUMABLE FUELS—3.3%
22,996	Chevron Corp.	3,351
27,340	ConocoPhillips	3,248
		6,599
PHARMACEUTICALS—7.5%
18,015	Eli Lilly & Co.	9,979
49,299	Merck & Co., Inc.	5,063
		15,042
RESIDENTIAL REITS—3.1%
51,371	Equity LifeStyle Properties, Inc.	3,380
26,703	Sun Communities, Inc.	2,971
		6,351
RETAIL REITS—1.5%
81,620	Spirit Realty Capital, Inc.	2,937
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—7.4%
7,912	Broadcom, Inc.	6,657

⬤

Harbor Dividend Growth Leaders ETF
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
68,432	Microchip Technology, Inc.	$4,878
19,608	NXP Semiconductors NV (China)	3,381
		14,916
SOFTWARE—5.8%
34,433	Microsoft Corp.	11,642
SPECIALIZED REITS—2.0%
5,620	Equinix, Inc.	4,101
SPECIALTY RETAIL—1.4%
14,388	Tractor Supply Co.	2,771
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—5.5%
65,559	Apple, Inc.	11,196

COMMON STOCKS—Continued
Shares		Value
TRADING COMPANIES & DISTRIBUTORS—2.8%
12,275	Ferguson PLC	$1,844
11,080	Watsco, Inc.	3,865
		5,709
TOTAL COMMON STOCKS (Cost $175,876)		191,987
TOTAL INVESTMENTS—95.1% (Cost $175,876)		191,987
CASH AND OTHER ASSETS, LESS LIABILITIES—4.9%		9,898
TOTAL NET ASSETS—100%		$201,885

FAIR VALUE MEASUREMENTS
All investments as of October 31, 2023 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Energy Transition Strategy ETF
MANAGER’S COMMENTARY (Unaudited)

SUBADVISOR
Quantix Commodities LP
Management’s Discussion of
Fund Performance
MARKET REVIEW
After a poor fourth quarter of 2022 for commodity markets, market observers looking for strong commodity markets in 2023 were mostly disappointed in the first half of the year. Many investors lost patience with the choppy price action and largely exited the long positions that they had been holding. Various bank estimates put managed money in commodity indices at the mid-point of 2023 at a new low going back to the early 2000s, and yet other estimates put commodity investment nearly a quarter less than at the same time in 2022.
However, the third quarter finally brought the much-anticipated rally in Crude Oil during the seasonally quieter summer months, even as market participants were not positioned for it. West Texas Intermediate (“WTI”)Crude Oil prices were up 30% over three months, the strongest third quarter performance in over two decades.
The U.S. Federal Reserve (the “Fed”) continued to demonstrate concern about high inflation in the U.S. throughout the period, continuing to raise interest rates. This sparked a rally in the U.S. Dollar Index as the Fed appeared more hawkish than other central banks around the world. This caused challenges in sectors such as Precious Metals and Industrial Metals.
Natural Gas markets lost ground over the past 12 months due to historically warm weather at the start of 2023 decreasing demand for the fuel. The geopolitical risk premium that had been built into these markets after the invasion of Ukraine in 2022 also continued to come out of the market, causing prices in global gas markets to fall.
Global events have also buffeted commodity markets. Many market participants had been anticipating an increase in commodity demand in 2023 driven by China reopening their economy after years of COVID-related restrictions. However, this period has been more about a social re-opening than true economic expansion as services and transportation fuel demand has increased but manufacturing has struggled. In the third quarter of 2023, Chinese policy makers did not take the action that some market participants were looking for to stimulate their economy. This caused those sectors more sensitive to Chinese growth, such as Industrial Metals, to fall, despite inventories for key commodities such as Copper remaining at historically low levels. This combination of tight fundamentals and the low investor positioning may usher in a period of higher volatility for more and more commodity markets in the medium term.
PERFORMANCE
Harbor Energy Transition Strategy ETF returned -23.46% in the year ended October 31, 2023. The Fund seeks to track the performance of the Quantix Energy Transition Index (the “Index”), which returned -21.01% during the same period.
This difference in cash management arises from the fact that the methodology in the Index, similar to other major commodity benchmarks, is not able to be fully replicated. This can put the Fund at somewhat of a disadvantage relative to the Index in a period of rapid interest rate increases, such as in 2022 and so far in 2023, and conversely helps the fund relative to the Index in a period of rapid interest rate decreases.
On a sector basis, all of the underperformance came from Natural Gas, half from European gas and a quarter from each of U.K. gas and U.S. gas. The historically warm winter in the northern hemisphere decreased demand and removed the fears of running out of supply that had elevated prices in these markets coming into the fourth quarter of 2022. The significant geopolitical risk premium, which had also been built into these markets in the first half of 2022 (European gas prices were down 85% from their peak in 2022), has slowly depleted through 2023.
The Oilseeds sector was also down for the period, due to losses in Soybean Oil, along with the Industrial Metals sector, due to losses in Nickel and Aluminum, which continue to be affected by the weaker economic growth in China and overhangs in supply.
The Precious Metals sector contributed positively to performance, with Silver and Platinum outweighing a negative contribution from Palladium.
The Index rebalances once a month and, at each rebalance, resets the weighting of individual commodities and sectors according to the index methodology, primarily driven by the Open Interest of each commodity.
OUTLOOK & STRATEGY
We believe that the long-term investment thesis for the energy transition remains intact. For example, as of June 2023, over 92% of global GDP is committed to an energy transition which will likely include a massive expansion of renewables over the next 30 years, according to Net Zero Tracker. This should require commodities that the world will be in short supply of at current production levels and the availability of those materials does not seem to have been factored into any commitments, including those enshrined in law.

⬤

Harbor Energy Transition Strategy ETF
MANAGER’S COMMENTARY—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 07/13/2022 through 10/31/2023

$11,000
10,000
9,000
8,000
7,000
$9,766
7,583
7,264
Jul-22
Oct-22
Jan-23
Apr-23
Jul-23
Oct-23
ETF (based on Net Asset Value)
Quantix Energy Transition Index
Bloomberg Commodity Index

The graph compares a $10,000 investment in shares of the Fund with the performance of the Quantix Energy Transition Index and the Bloomberg Commodity Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results.
TOTAL RETURNS
For the periods ended 10/31/2023
Annualized
	1 Year	5 Years	Life of Fund
Harbor Energy Transition Strategy ETF (Based on Net Asset Value)[1]	-23.46%	N/A	-21.74%
Harbor Energy Transition Strategy ETF (At Market Price)[1]	-23.86	N/A	-21.71
Comparative Index
Quantix Energy Transition Index[1]	-21.01%	N/A	-19.12%
Bloomberg Commodity Index[1]	-2.97	N/A	-1.80
As stated in the Fund’s prospectus dated March 1, 2023, the expense ratio was 0.80%. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The Quantix Energy Transition Index is an unmanaged index that maintains exposure to at least 10 commodities from its eligible universe of energy transition themes in the United States, Canada, United Kingdom and other European exchanges. Commodity futures from the component candidates are selected for the Index and weighted based on QCI’s quantitative methodology. Under normal circumstances, the Index is rebalanced on a monthly basis. The Bloomberg Commodity Index measure the performance of futures contracts on physical commodities which traded on U.S. exchanges and London Metal Exchange. The commodity weightings are based on production and liquidity, subject to weighting restrictions applied  nnually. The indices are unmanaged and do not reflect fees and expenses and are not available for direct investment.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
The Index which the Fund aims to track has a prescriptive, rules-based methodology, with weights largely determined by Open Interest, and therefore does not incorporate any discretionary views from Quantix.
For Natural Gas, winter weather is by far the biggest driver of Natural Gas prices. While inventory levels are high in Europe, if the coming winter is colder than expected, there is possibility for price appreciation as there will still be pressures on supply as there is not enough storage.
The strengthening dollar continues to be a headwind for Precious Metals. However, rates are definitionally closer to their peak than they were before.  Strong seasonal retail buying in China and India is also due to start, alongside increasing geopolitical risk fueling safe-haven demand.
In Industrial Metals, the long-term bullish story from earlier in the year remains intact but starting from a lower base. Despite a struggling property sector, Chinese copper demand has remained strong in yet another sign of the demand effects of the Energy Transition on commodity balances. A dollar reversal would also benefit Industrial Metals as the majority of consumption is in non-USD economies.
Global emission prices have continued to converge in the third quarter of 2023 and they may continue to do so. In California, expectations are for vigilance from the Californian regulator for additional support for Community Choice Aggregations . In Europe, the supply at auction has increased to generate €20bn of revenues, helping to mitigate the Ukraine-Russia war costs, and continues to weigh on a market already feeling the effect of lost industrial demand and higher deployment of renewables.

1 The “Life of Fund” return as shown reflects the period 07/13/2022 (commencement of operations) through 10/31/2023. The first day of secondary market trading was a few days after the date on which the Fund commenced investment operations; therefore, the Net Asset Value of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.
This report contains the current opinions of Quantix Commodities LP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Commodities and commodity-linked derivative instruments can be significantly more volatile than other securities, such as stocks or bonds. The Fund is non-diversified and may have significant exposure to a particular sector of the commodities market (such as metal, gas or emissions products). As a result, the Fund may be more susceptible to risks associated with a single issuer or sector than a more diversified portfolio.

⬤

Harbor Energy Transition Strategy ETF
CONSOLIDATED PORTFOLIO OF INVESTMENTS—October 31, 2023

RISK ALLOCATION* (% of Net Assets) - Unaudited
Asset Class	Sector
COMMODITIES
	Industrial Metals	34.3%
	Natural Gas	27.1%
	Emissions	17.6%
	Precious Metals	11.7%
	Oilseeds	9.3%
*Based on notional value and represents the sector allocation of the Quantix Energy Transition Index.
PORTFOLIO OF INVESTMENTS
Principal Amounts, Value and Cost in Thousands

SHORT-TERM INVESTMENTS—78.5%

Principal Amount		Value
U.S. TREASURY BILLS—78.5%
	U.S. Treasury Bills
$1,117	5.256%—02/06/2024†	$1,100
6,171	5.261%—11/09/2023†	6,164
5,411	5.297%—12/21/2023†	5,371
6,691	5.308%—12/28/2023†	6,635
TOTAL SHORT-TERM INVESTMENTS (Cost $19,270)		19,270
TOTAL INVESTMENTS—78.5% (Cost $19,270)		19,270
CASH AND OTHER ASSETS, LESS LIABILITIES—21.5%		5,267
TOTAL NET ASSETS—100%		$24,537

SWAP AGREEMENTS
OVER-THE-COUNTER (OTC) EXCESS RETURN SWAPS ON INDICES
Counterparty	Fixed Rate	Pay/Receive Fixed Rate	Reference Index[1]	Expiration Date	Payment Frequency	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs International	0.750%	Pay	Quantix Energy Transition Index	11/15/2023	Monthly	$24,535	$—	$—	$—
FAIR VALUE MEASUREMENTS
All investments as of October 31, 2023 (as disclosed in the preceding Portfolio of Investments and Swap Agreements schedule) were classified as Level 2.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Energy Transition Strategy ETF
CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

†	Coupon represents yield to maturity
1
The reference index components are published daily on Harbor Capital’s website at harborcapital.com. The index is comprised of publicly traded futures contracts on physical commodities. The table below represents the reference index components as of the year ended October 31,
2023.

Commodity	Weight
Emissions (Europe)	14.3%
Natural Gas (Europe)	12.6
Aluminum	12.3
Natural Gas (United States)	10.9
Copper	8.7
Silver	7.2
Nickel	7.1
Soybean Oil	7.0
Zinc	3.9
Natural Gas (United Kingdom)	3.6
Emissions (California)	3.3
Platinum	2.4
Ethanol	2.3
Lead	2.3
Palladium	2.1
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Health Care ETF
MANAGER’S COMMENTARY (Unaudited)

SUBADVISOR
Westfield Capital Management Company, L.P.
Management’s Discussion of
Fund Performance
MARKET REVIEW
U.S. equities closed out 2022 much the way they started, with a series of lower highs and lower lows amidst high volatility. After stocks surged in January 2023 on the hopes of more expansionary monetary policy by the U.S. Federal Reserve (the “Fed”) and a perceived soft-landing coming to pass, indexes reversed course in February 2023, as data showed persistent inflation and more aggressive Fed commentary. Then, almost 12 months into the interest rate raising cycle, financial balance sheet concerns emerged in the banking system which ultimately led to the collapse of Silicon Valley Bank. In the second quarter of 2023, cap-weighted broad market indices such as the S&P 500 and NASDAQ surged, driven predominantly by robust gains from a select group of mega cap tech stocks aptly named the ‘Magnificent 7.’ The third quarter of 2023 provided mixed results for U.S. equity markets, with indices initially surpassing the previous highs of the year before reversing course to end the quarter lower. The Fed policy trajectory was a central focus as investors broadly expected a pause in interest rate hikes that was confirmed in September 2023. There was also a growing acceptance of the Fed’s higher-for-longer mantra leading to the swift rise in longer-dated yields. Questions also began to percolate about the health of the consumer and the durability of their spending power given the rise in oil, planned resumption of student loan payments, dramatically higher borrowing costs, and the exhaustion of COVID-era savings. Consequently, challenges to the argument supporting a soft-landing drove a shift in risk tolerances towards quality, shorter duration equities.
PERFORMANCE
Harbor Health Care ETF returned 6.97% since inception on November 16, 2022 through October 31, 2023, outperforming the Russell 3000® Growth Health Care Index, which returned 0.76% during the same period.
Relative outperformance was broad-based with four industries adding double digit returns to relative results. Most notable was relative strength in Biotechnology and Health Care Providers & Services, which offset relative weakness in Health Care Equipment & Supplies.
Biotechnology was the largest contributor to relative performance, adding 480 basis points (“bps”) of relative returns to the Fund.  Rocket Pharmaceuticals, Inc., a clinical-stage biotech company focused on the development of gene therapy treatment options for rare and devastating pediatric diseases, was the top contributor to relative performance over the period.  The stock outperformed after the company reached alignment with the FDA on a pivotal trial design for their gene therapy targeting Danon Disease. We believe the agreed trial will be successful based on the data we have seen to date and suggests a clear desire from the Agency to bring the drug to market using the Accelerated Approval pathway, which allows for earlier approval of drugs that treat serious conditions and fill an unmet medical need.
Health Care Providers & Services was another strong contributor, adding 137 bps to relative results. Humana Inc. (“Humana”), a health insurance services company, was the top contributor to relative returns.  Humana outperformed after releasing strong second quarter earnings results, demonstrating that the potential impacts of GLP-1 drugs on Managed Care have been overblown.  We maintain our conviction in Humana and believe the company is well positioned within Medicare Advantage.
Health Care Equipment & Supplies was the largest source of relative weakness, costing 105 bps.  Inspire Medical Systems, Inc. (“Inspire”), a medical technology company that develops systems to treat obstructive sleep apnea (“OSA”), was the top detractor from relative returns during the period.  Despite posting a strong second quarter earnings report against the backdrop of very high expectations, shares of Inspire were impacted by the news of the Novo Nordisk

⬤

Harbor Health Care ETF
MANAGER’S COMMENTARY—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 11/16/2022 through 10/31/2023
The graph compares a $10,000 investment in shares of the Fund with the performance of the Russell 3000 Growth Health Care Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results.
TOTAL RETURNS
For the periods ended 10/31/2023
Unannualized
	1 Year	5 Years	Life of Fund
Harbor Health Care ETF (Based on Net Asset Value)[1]	N/A	N/A	6.97%
Harbor Health Care ETF (At Market Price)[1]	N/A	N/A	7.81
Comparative Index
Russell 3000 Growth Health Care Index[1]	N/A	N/A	0.76%
As stated in the Fund’s prospectus dated March 1, 2023, the expense ratio was 0.80%. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The Russell 3000® Growth Health Care Index is an unmanaged index generally representative of companies involved in medical services or health care in the Russell 3000 Index, which is comprised of the 3,000 largest U.S. companies as determined by total market capitalization. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
SELECT data, with Inspire highlighting impacts to their bariatric volumes from GLP-1 uptake. Since OSA and obesity are correlated, Inspire was a natural target, but we believe the sell off was an overreaction and used the opportunity to add to our position.
OUTLOOK & STRATEGY
Looking ahead, we are incrementally more cautious today than we were three months ago as the evolving macro backdrop increasingly warrants a more balanced posture between growth and durability.  Historical precedents suggest a low likelihood of a so-called “soft landing”, with the more likely outcome being a period of slowing economic growth, both in the U.S. and around the globe.  Disinflationary trends, once pointed to as evidence of the soft-landing scenario playing out, are being offset by rising borrowing costs, the exhaustion of surplus consumer savings, and a restrictive lending posture by U.S. banks.  All the while, we remain encouraged by the quality of the businesses in which we invest and will remain focused on seeking to allocate capital prudently in this turbulent market environment.

1 The “Life of Fund” return as shown reflects the period 11/16/2022 (commencement of operations) through 10/31/2023. The first day of secondary market trading was a few days after the date on which the Fund commenced investment operations; therefore, the Net Asset Value of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.
This report contains the current opinions of Westfield Capital Management Company, L.P. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. Foreign currencies currencies can decline in value and can adversely affect the dollar value of the Fund. Since the Fund typically invests in a limited number of companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. Health Care Industry Risk: Because the Fund seeks to invest all, or substantially all, of its assets in the health care industry, the value of its shares will depend on the general condition of the that industry. The health care industry may be affected by any number of factors, including, but not limited to, lapsing patent protection, industry innovation, extensive government regulation, restrictions on government reimbursement for medical expenses, research and development costs, limited product lines, product liability litigation, an increased emphasis on outpatient services, and competitive forces. Authorized Participant Concentration/Trading Risk: Only authorized participants may engage in creation or redemption transactions directly with the Fund. The Fund is classified as non-diversified, a non-diversified Fund may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are smaller companies.

⬤

Harbor Health Care ETF
PORTFOLIO OF INVESTMENTS—October 31, 2023

SECTOR ALLOCATION (% of investments) - Unaudited

PORTFOLIO OF INVESTMENTS
Value and Cost in Thousands

COMMON STOCKS—99.2%
Shares		Value
BIOTECHNOLOGY—34.0%
1,357	AbbVie, Inc.	$191
2,634	Alkermes PLC *	64
571	Apellis Pharmaceuticals, Inc. *	28
6,045	Ascendis Pharma AS ADR (Denmark)*,1	540
1,464	Cerevel Therapeutics Holdings, Inc. *	35
2,724	Legend Biotech Corp. ADR*,1	180
786	Mirum Pharmaceuticals, Inc. *	21
867	MoonLake Immunotherapeutics Class A*	45
502	Neurocrine Biosciences, Inc. *	56
10,422	Rocket Pharmaceuticals, Inc. *	189
333	Sarepta Therapeutics, Inc. *	22
1,514	Vaxcyte, Inc. *	73
		1,444
HEALTH CARE EQUIPMENT & SUPPLIES—20.7%
1,917	Boston Scientific Corp. *	98
214	Cooper Cos., Inc.	67
3,046	Dexcom, Inc. *	270
1,034	GE HealthCare Technologies, Inc.	69
677	Haemonetics Corp. *	58
105	IDEXX Laboratories, Inc. *	42
658	Inspire Medical Systems, Inc. *	97
575	Insulet Corp. *	76
1,190	Lantheus Holdings, Inc. *	77
118	Shockwave Medical, Inc. *	24
		878
HEALTH CARE PROVIDERS & SERVICES—23.8%
389	Cencora, Inc.	72

COMMON STOCKS—Continued
Shares		Value
HEALTH CARE PROVIDERS & SERVICES—Continued
420	Humana, Inc.	$220
4,811	Option Care Health, Inc. *	133
1,095	UnitedHealth Group, Inc.	587
		1,012
HEALTH CARE TECHNOLOGY—1.3%
4,221	Veradigm, Inc. *	56
LIFE SCIENCES TOOLS & SERVICES—4.8%
2,893	Avantor, Inc. *	50
640	ICON PLC *	156
		206
PHARMACEUTICALS—14.6%
885	Eli Lilly & Co.	490
5,154	Innoviva, Inc. *	64
650	Merck & Co., Inc.	67
		621
TOTAL COMMON STOCKS (Cost $4,034)		4,217
TOTAL INVESTMENTS—99.2% (Cost $4,034)		4,217
CASH AND OTHER ASSETS, LESS LIABILITIES—0.8%		32
TOTAL NET ASSETS—100%		$4,249

⬤

Harbor Health Care ETF
PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS
All investments as of October 31, 2023 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*
Non-income producing security
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Human Capital Factor Unconstrained ETF
MANAGER’S COMMENTARY (Unaudited)

ADVISER
Harbor Capital Advisors, Inc.
Management’s Discussion of
Fund Performance
MARKET REVIEW
Throughout the one-year trailing period ended October 31, 2023, investor concerns pertaining to elevated inflation, restrictive monetary policy, heightened geopolitical risk, along with slowing global growth contributed to volatility within U.S. equities. That said, the S&P 500 Index delivered 10.14% on a trailing 1-year basis ended October 31, 2023, while the Russell 1000 Index returned 9.48%. Much of the indexes’ performance can be attributed to narrow yet very strong returns from the “magnificent seven:” Nvidia, Meta, Apple, Tesla, Alphabet, Microsoft, and Amazon – companies that have been benefiting significantly from the growing artificial intelligence theme prevalent in today’s markets. That said, the mega-cap growth rally slowed in the last part of the third quarter as the market continues to price in the potential for higher GDP growth and higher for longer interest rates. Perhaps unsurprisingly, from a style perspective, growth came back into favor during the stated period with the Russell 1000 Growth Index returning 18.95% compared to the Russell 1000 Value index returning 0.13% through the end of October.
PERFORMANCE
Harbor Human Capital Factor Unconstrained ETF seeks to provide investment results that correspond, before fees and expenses, to the performance of the Human Capital Factor Unconstrained Index (the “Index”). The Fund employs an indexing investment approach designed to track the performance of the Index.
The Fund returned 7.29% in the year ended October 31, 2023, while the Index returned 8.44% during the same period. The Fund’s performance dispersion relative to the Index can be largely attributed to trading costs.
The two largest absolute return contributors to performance were Nvidia and Meta, contributing 157 bps and 152 bps as both stocks performed extremely well during the period. The largest absolute detractors include First Republic Bank, which has since been removed from the Index, and Thought works Holding Inc., which detracted 100 bps.

⬤

Harbor Human Capital Factor Unconstrained ETF
MANAGER’S COMMENTARY—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 02/23/2022 through 10/31/2023
The graph compares a $10,000 investment in shares of the Fund with the performance of the Human Capital Factor Unconstrained Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results.
TOTAL RETURNS
For the periods ended 10/31/2023
Annualized
	1 Year	5 Years	Life of Fund
Harbor Human Capital Factor Unconstrained ETF (Based on Net Asset Value)[1]	7.29%	N/A	-6.67%
Harbor Human Capital Factor Unconstrained ETF (At Market Price)[1]	7.22	N/A	-6.67
Comparative Index
Human Capital Factor Unconstrained Index[1]	8.44%	N/A	-5.68%
As stated in the Fund’s prospectus dated March 1, 2023, the expense ratio was 0.50%. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The Human Capital Factor Unconstrained Index is designed to deliver exposure to equity securities of large cap U.S. companies that demonstrate high employee engagement, based on scores produced by Irrational Capital LLC. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.

1 The “Life of Fund” return as shown reflects the period 02/23/2022 (commencement of operations) through 10/31/2023. The first day of secondary market trading was a few days after the date on which the Fund commenced investment operations; therefore, the Net Asset Value of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.
This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. The Fund may not exactly track the performance of the Index with perfect accuracy at all times. Tracking error may occur because of pricing differences, timing and costs incurred by the fund or during times of heightened market volatility.
The Fund relies on the Index provider’s proprietary scoring methodology in assessing whether a company may be considered a to have a strong corporate culture. There is no guarantee that the construction methodology will accurately assess a company to include or exclude it from the index which could have an adverse effect on the Fund’s returns. The Fund’s assets may be concentrated in a particular sector or industries to the extent the Index is concentrated and is subject to the risk that economic, political, or other market conditions that have a negative effect on that sector or industry will negatively impact the value of the Fund. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S.

⬤

Harbor Human Capital Factor Unconstrained ETF
PORTFOLIO OF INVESTMENTS—October 31, 2023

SECTOR ALLOCATION (% of investments) - Unaudited

PORTFOLIO OF INVESTMENTS
Value and Cost in Thousands

COMMON STOCKS—99.9%
Shares		Value
BANKS—1.3%
2,021	Pinnacle Financial Partners, Inc.	$126
BIOTECHNOLOGY—3.0%
789	Alnylam Pharmaceuticals, Inc. *	120
3,695	Intellia Therapeutics, Inc. *	93
1,284	Sarepta Therapeutics, Inc. *	86
		299
BROADLINE RETAIL—1.2%
1,830	Etsy, Inc. *	114
CAPITAL MARKETS—10.1%
339	FactSet Research Systems, Inc.	146
2,324	KKR & Co., Inc.	129
659	Morningstar, Inc.	167
262	MSCI, Inc.	124
370	S&P Global, Inc.	129
5,260	TPG, Inc.	145
1,754	Tradeweb Markets, Inc. Class A	158
		998
CONSUMER FINANCE—2.4%
292	Credit Acceptance Corp. *	118
4,206	Synchrony Financial	118
		236
ELECTRIC UTILITIES—1.4%
5,547	PPL Corp.	136
ENTERTAINMENT—5.7%
339	Netflix, Inc. *	140
4,763	ROBLOX Corp. Class A*	151
1,755	Roku, Inc. *	104
1,036	Spotify Technology SA *	171
		566
FINANCIAL SERVICES—1.4%
361	Mastercard, Inc. Class A	136
HEALTH CARE EQUIPMENT & SUPPLIES—4.1%
2,796	Boston Scientific Corp. *	143
2,002	GE HealthCare Technologies, Inc.	133

COMMON STOCKS—Continued
Shares		Value
HEALTH CARE EQUIPMENT & SUPPLIES—Continued
472	Intuitive Surgical, Inc. *	$124
		400
HEALTH CARE PROVIDERS & SERVICES—1.4%
7,717	agilon health, Inc. *	139
HEALTH CARE TECHNOLOGY—1.3%
6,157	Doximity, Inc. Class A*	126
HOTELS, RESTAURANTS & LEISURE—1.3%
1,087	Airbnb, Inc. Class A*	129
HOUSEHOLD PRODUCTS—2.9%
1,897	Colgate-Palmolive Co.	143
923	Procter & Gamble Co.	138
		281
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—1.1%
7,560	AES Corp.	113
INDUSTRIAL REITS—1.2%
1,166	Prologis, Inc.	117
INSURANCE—2.6%
2,256	First American Financial Corp.	116
1,072	RLI Corp.	143
		259
INTERACTIVE MEDIA & SERVICES—6.5%
1,101	Alphabet, Inc. Class A*	137
1,096	Alphabet, Inc. Class C*	137
473	Meta Platforms, Inc. Class A*	142
2,127	Ziff Davis, Inc. *	129
7,807	ZoomInfo Technologies, Inc. *	101
		646
IT SERVICES—6.3%
593	EPAM Systems, Inc. *	129
820	Globant SA *	140
396	MongoDB, Inc. *	136
28,383	Thoughtworks Holding, Inc. *	96
2,337	Twilio, Inc. Class A*	120
		621

⬤

Harbor Human Capital Factor Unconstrained ETF
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
LIFE SCIENCES TOOLS & SERVICES—1.2%
1,134	Agilent Technologies, Inc.	$117
MEDIA—1.4%
1,923	Trade Desk, Inc. Class A*	136
METALS & MINING—2.5%
2,570	Commercial Metals Co.	109
1,333	Steel Dynamics, Inc.	142
		251
MULTI-UTILITIES—1.4%
1,609	Consolidated Edison, Inc.	141
OIL, GAS & CONSUMABLE FUELS—3.0%
1,227	ConocoPhillips	146
607	Pioneer Natural Resources Co.	145
		291
PASSENGER AIRLINES—1.0%
3,258	Delta Air Lines, Inc.	102
PHARMACEUTICALS—1.3%
833	Johnson & Johnson	124
PROFESSIONAL SERVICES—2.3%
1,764	ASGN, Inc. *	147
1,809	TransUnion	80
		227
RETAIL REITS—1.3%
3,680	Spirit Realty Capital, Inc.	132
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.0%
4,074	Intel Corp.	149
332	NVIDIA Corp.	135
1,028	Silicon Laboratories, Inc. *	95

COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
1,382	Teradyne, Inc.	$115
		494
SOFTWARE—21.5%
275	Adobe, Inc. *	146
722	Atlassian Corp. Class A*	131
631	Cadence Design Systems, Inc. *	151
5,084	Dropbox, Inc. Class A*	134
3,149	Gitlab, Inc. Class A*	136
1,734	Guidewire Software, Inc. *	156
284	Intuit, Inc.	141
447	Microsoft Corp.	151
854	Monday.com Ltd. *	111
681	Salesforce, Inc. *	137
6,000	Samsara, Inc. Class A*	138
9,571	SentinelOne, Inc. Class A*	150
255	ServiceNow, Inc. *	148
925	VMware, Inc. Class A*	135
1,000	Zscaler, Inc. *	159
		2,124
SPECIALIZED REITS—1.3%
625	SBA Communications Corp.	130
TEXTILES, APPAREL & LUXURY GOODS—1.5%
374	Lululemon Athletica, Inc. *	147
TOTAL COMMON STOCKS (Cost $10,492)		9,858
TOTAL INVESTMENTS—99.9% (Cost $10,492)		9,858
CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		9
TOTAL NET ASSETS—100%		$9,867

FAIR VALUE MEASUREMENTS
All investments as of October 31, 2023 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*
Non-income producing security
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Human Capital Factor US Large Cap ETF
MANAGER’S COMMENTARY (Unaudited)

ADVISER
Harbor Capital Advisors, Inc.
Management’s Discussion of
Fund Performance
MARKET REVIEW
Throughout the one-year trailing period ended October 31, 2023, investor concerns pertaining to elevated inflation, restrictive monetary policy, heightened geopolitical risk, along with slowing global growth contributed to volatility within U.S. equities. That said, the S&P 500 Index delivered 10.14% on a trailing 1-year basis ended October 31, 2023, while the Russell 1000 Index returned 9.48%. Much of the indexes’ performance can be attributed to narrow yet very strong returns from the “magnificent seven:” Nvidia, Meta, Apple, Tesla, Alphabet, Microsoft, and Amazon – companies that have been benefitting significantly from the growing artificial intelligence theme prevalent in today’s markets. That said, the mega-cap growth rally slowed in the last part of the third quarter as the market continues to price in the potential for higher GDP growth and higher for longer interest rates. Perhaps unsurprisingly, from a style perspective, growth came back into favor during the stated period with the Russell 1000 Growth Index returning 18.95% compared to the Russell 1000 Value index returning 0.13% through the end of October.
PERFORMANCE
Harbor Human Capital Factor US Large Cap ETF seeks to provide investment results that correspond, before fees and expenses, to the performance of the CIBC Human Capital Index (the “Index”). The Fund employs an indexing investment approach designed to track the performance of the Index.
The Fund returned 14.61% in the year ended October 31, 2023, while the Index returned 14.81% during the same period.
The top contributors to absolute returns over the one-year trailing period ended October 31, 2023, were Nvidia and Meta. Nvidia contributed 3.35% to the Fund’s performance. Meta contributed 2.94%. Fund detractors were Pfizer and Bank of America, detracting 58 bps and 44 bps, respectively.

⬤

Harbor Human Capital Factor US Large Cap ETF
MANAGER’S COMMENTARY—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 10/12/2022 through 10/31/2023
The graph compares a $10,000 investment in shares of the Fund with the performance of the CIBC Human Capital Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results.
TOTAL RETURNS
For the periods ended 10/31/2023
Annualized
	1 Year	5 Years	Life of Fund
Harbor Human Capital Factor US Large Cap ETF (Based on Net Asset Value)[1]	14.61%	N/A	23.62%
Harbor Human Capital Factor US Large Cap ETF (At Market Price)[1]	14.61	N/A	23.62
Comparative Index
CIBC Human Capital Index[1]	14.81%	N/A	23.84%
As stated in the Fund’s prospectus dated March 1, 2023, the expense ratio was 0.36%. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The CIBC Human Capital Index consists of a modified market-weighted portfolio of the equity securities of U.S. companies identified by Irrational Capital LLC as those it believes to possess strong corporate culture based on its proprietary scoring methodology.  Constituents eligible are chosen from Solactive GBS United States 500 Index (the “index universe”) at the time of Index reconstitution. The Solactive GBS United States 500 Index intends to track the performance of the largest 500 companies from the U.S. stock market. The index listed is unmanaged and does not reflect fees and expenses and is not available for direct investment.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.

1 The “Life of Fund” return as shown reflects the period 10/12/2022 (commencement of operations) through 10/31/2023. The first day of secondary market trading was a few days after the date on which the Fund commenced investment operations; therefore, the Net Asset Value of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.
This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. The Fund may not exactly track the performance of the Index with perfect accuracy at all times. Tracking error may occur because of pricing differences, timing and costs incurred by the fund or during times of heightened market volatility. The Fund relies on the Index provider’s methodology in assessing whether a company may be considered to have strong corporate culture. There is no guarantee that the construction methodology will accurately assess a company to include or exclude it from the index which could have an adverse effect on the Fund’s returns. The Fund’s assets may be concentrated in a particular sector or industries to the extent the Index is concentrated and is subject to the risk that economic, political, or other market conditions that have a negative effect on that sector or industry will negatively impact the value of the Fund.
Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.

⬤

Harbor Human Capital Factor US Large Cap ETF
PORTFOLIO OF INVESTMENTS—October 31, 2023

SECTOR ALLOCATION (% of investments) - Unaudited

PORTFOLIO OF INVESTMENTS
Value and Cost in Thousands

COMMON STOCKS—91.2%
Shares		Value
AEROSPACE & DEFENSE—1.7%
6,164	Lockheed Martin Corp.	$2,802
3,243	Northrop Grumman Corp.	1,529
		4,331
AIR FREIGHT & LOGISTICS—1.0%
17,510	United Parcel Service, Inc. Class B	2,473
AUTOMOBILES—0.3%
65,695	Ford Motor Co.	641
BANKS—1.2%
110,074	Bank of America Corp.	2,899
BEVERAGES—0.3%
782	Brown-Forman Corp. Class A	45
4,905	Brown-Forman Corp. Class B	275
2,347	Constellation Brands, Inc. Class A	550
		870
BIOTECHNOLOGY—2.6%
2,103	Alnylam Pharmaceuticals, Inc. *	319
9,659	Amgen, Inc.	2,470
3,366	BioMarin Pharmaceutical, Inc. *	274
3,409	Incyte Corp. *	184
1,809	Regeneron Pharmaceuticals, Inc. *	1,411
4,822	Vertex Pharmaceuticals, Inc. *	1,746
		6,404
BROADLINE RETAIL—0.4%
18,679	eBay, Inc.	733
4,174	Etsy, Inc. *	260
		993
CAPITAL MARKETS—3.8%
2,375	Ares Management Corp. Class A	234
2,294	BlackRock, Inc.	1,405
22,945	Charles Schwab Corp.	1,194
453	FactSet Research Systems, Inc.	196
4,411	Franklin Resources, Inc.	101
5,259	Goldman Sachs Group, Inc.	1,597
10,832	KKR & Co., Inc.	600
20,213	Morgan Stanley	1,431
906	MSCI, Inc.	427

COMMON STOCKS—Continued
Shares		Value
CAPITAL MARKETS—Continued
5,473	Nasdaq, Inc.	$271
5,382	S&P Global, Inc.	1,880
1,655	Tradeweb Markets, Inc. Class A	149
		9,485
CHEMICALS—1.0%
17,396	Corteva, Inc.	837
16,605	Dow, Inc.	803
10,358	DuPont de Nemours, Inc.	755
		2,395
COMMUNICATIONS EQUIPMENT—0.2%
2,551	Arista Networks, Inc. *	511
CONSTRUCTION & ENGINEERING—0.2%
3,352	Quanta Services, Inc.	560
CONSUMER FINANCE—0.6%
8,412	American Express Co.	1,229
7,634	Synchrony Financial	214
		1,443
ELECTRIC UTILITIES—1.8%
10,751	American Electric Power Co., Inc.	812
7,880	Edison International	497
19,747	Exelon Corp.	769
32,804	PG&E Corp. *	535
15,084	PPL Corp.	370
21,694	Southern Co.	1,460
		4,443
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.1%
3,149	Trimble, Inc. *	148
ENERGY EQUIPMENT & SERVICES—0.8%
34,994	Schlumberger NV	1,948
ENTERTAINMENT—1.2%
3,884	Electronic Arts, Inc.	481
5,310	Netflix, Inc. *	2,186
3,477	ROBLOX Corp. Class A*	111
1,282	Spotify Technology SA *	211
		2,989

⬤

Harbor Human Capital Factor US Large Cap ETF
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
FINANCIAL SERVICES—6.0%
20,488	Berkshire Hathaway, Inc. Class B*	$6,993
20,715	Mastercard, Inc. Class A	7,796
		14,789
FOOD PRODUCTS—0.8%
9,707	General Mills, Inc.	633
21,457	Mondelez International, Inc. Class A	1,421
		2,054
GAS UTILITIES—0.1%
2,865	Atmos Energy Corp.	308
HEALTH CARE EQUIPMENT & SUPPLIES—2.0%
1,011	Align Technology, Inc. *	187
47,346	Boston Scientific Corp. *	2,424
5,968	GE HealthCare Technologies, Inc.	397
6,183	Intuitive Surgical, Inc. *	1,621
2,651	ResMed, Inc.	374
		5,003
HEALTH CARE TECHNOLOGY—0.1%
1,691	Veeva Systems, Inc. Class A*	326
HOTELS, RESTAURANTS & LEISURE—2.9%
10,015	Airbnb, Inc. Class A*	1,185
1,304	Booking Holdings, Inc. *	3,637
5,028	Expedia Group, Inc. *	479
9,348	Marriott International, Inc. Class A	1,763
		7,064
HOUSEHOLD PRODUCTS—3.0%
13,414	Colgate-Palmolive Co.	1,008
5,392	Kimberly-Clark Corp.	645
38,416	Procter & Gamble Co.	5,763
		7,416
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—0.1%
13,734	AES Corp.	205
INDUSTRIAL CONGLOMERATES—1.2%
16,902	Honeywell International, Inc.	3,098
INDUSTRIAL REITS—0.7%
17,517	Prologis, Inc.	1,765
INSURANCE—1.4%
5,318	Arch Capital Group Ltd. *	461
2,184	Cincinnati Financial Corp.	218
5,052	Hartford Financial Services Group, Inc.	371
3,933	Principal Financial Group, Inc.	266
8,838	Progressive Corp.	1,397
3,845	Travelers Cos., Inc.	644
		3,357
INTERACTIVE MEDIA & SERVICES—10.3%
75,283	Alphabet, Inc. Class A*	9,341
68,162	Alphabet, Inc. Class C*	8,541
4,152	Match Group, Inc. *	143
23,544	Meta Platforms, Inc. Class A*	7,093
7,427	Pinterest, Inc. Class A*	222
13,275	Snap, Inc. Class A*	133

COMMON STOCKS—Continued
Shares		Value
INTERACTIVE MEDIA & SERVICES—Continued
3,607	ZoomInfo Technologies, Inc. *	$47
		25,520
IT SERVICES—1.0%
626	EPAM Systems, Inc. *	136
11,021	International Business Machines Corp.	1,594
746	MongoDB, Inc. *	257
2,973	Snowflake, Inc. Class A*	432
1,979	Twilio, Inc. Class A*	101
		2,520
LIFE SCIENCES TOOLS & SERVICES—0.6%
5,110	Agilent Technologies, Inc.	528
2,701	Illumina, Inc. *	295
3,172	IQVIA Holdings, Inc. *	574
		1,397
MACHINERY—1.3%
3,354	Cummins, Inc.	725
6,866	Deere & Co.	2,509
		3,234
MEDIA—0.3%
4,551	Omnicom Group, Inc.	341
4,249	Trade Desk, Inc. Class A*	301
		642
METALS & MINING—0.7%
21,054	Newmont Corp.	789
6,050	Nucor Corp.	894
		1,683
MULTI-UTILITIES—0.4%
7,514	Consolidated Edison, Inc.	660
3,975	DTE Energy Co.	383
		1,043
OIL, GAS & CONSUMABLE FUELS—4.3%
34,975	Chevron Corp.	5,097
24,676	ConocoPhillips	2,931
6,373	EQT Corp.	270
5,151	Hess Corp.	744
7,750	ONEOK, Inc.	505
4,137	Pioneer Natural Resources Co.	989
		10,536
PASSENGER AIRLINES—0.4%
15,455	Delta Air Lines, Inc.	483
14,356	Southwest Airlines Co.	319
7,753	United Airlines Holdings, Inc. *	272
		1,074
PHARMACEUTICALS—9.0%
14,740	Eli Lilly & Co.	8,165
45,949	Johnson & Johnson	6,816
42,898	Merck & Co., Inc.	4,406
97,903	Pfizer, Inc.	2,992
		22,379
PROFESSIONAL SERVICES—0.2%
3,062	Jacobs Solutions, Inc.	408

⬤

Harbor Human Capital Factor US Large Cap ETF
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
PROFESSIONAL SERVICES—Continued
3,022	TransUnion	$133
		541
RESIDENTIAL REITS—0.2%
2,014	Camden Property Trust	171
1,145	Essex Property Trust, Inc.	245
		416
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.9%
17,605	Advanced Micro Devices, Inc. *	1,734
49,843	Intel Corp.	1,819
9,784	Marvell Technology, Inc.	462
25,391	NVIDIA Corp.	10,355
1,809	Teradyne, Inc.	151
		14,521
SOFTWARE—11.7%
5,598	Adobe, Inc. *	2,978
1,035	ANSYS, Inc. *	288
1,544	Atlassian Corp. Class A*	279
2,508	Autodesk, Inc. *	496
3,036	Cadence Design Systems, Inc. *	728
2,316	Crowdstrike Holdings, Inc. Class A*	409
6,945	Fortinet, Inc. *	397
3,383	Intuit, Inc.	1,674
43,686	Microsoft Corp.	14,771
16,415	Palantir Technologies, Inc. Class A*	243
3,266	Palo Alto Networks, Inc. *	794
11,816	Salesforce, Inc. *	2,373
2,452	ServiceNow, Inc. *	1,427
1,758	Synopsys, Inc. *	825
2,152	Unity Software, Inc. *	55
2,898	VMware, Inc. Class A*	422
2,331	Workday, Inc. Class A*	494
2,558	Zoom Video Communications, Inc. Class A*	153
920	Zscaler, Inc. *	146
		28,952
SPECIALIZED REITS—1.2%
5,486	Digital Realty Trust, Inc.	682

COMMON STOCKS—Continued
Shares		Value
SPECIALIZED REITS—Continued
1,738	Equinix, Inc.	$1,268
2,897	Public Storage	692
2,072	SBA Communications Corp.	432
		3,074
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—5.4%
75,414	Apple, Inc.	12,879
15,369	Hewlett Packard Enterprise Co.	236
11,847	HP, Inc.	312
		13,427
TEXTILES, APPAREL & LUXURY GOODS—1.5%
3,928	Lululemon Athletica, Inc. *	1,546
19,631	NIKE, Inc. Class B	2,017
6,119	VF Corp.	90
		3,653
TOBACCO—1.3%
26,712	Altria Group, Inc.	1,073
25,078	Philip Morris International, Inc.	2,236
		3,309
TOTAL COMMON STOCKS (Cost $202,922)		225,839

EXCHANGE-TRADED FUNDS—7.9%

CAPITAL MARKETS—7.9%
81,002	Communication Services Select Sector SPDR Fund	5,243
94,546	Consumer Discretionary Select Sector SPDR Fund	14,380
TOTAL CAPITAL MARKETS (Cost $18,265)		19,623
TOTAL INVESTMENTS—99.1% (Cost $221,187)		245,462
CASH AND OTHER ASSETS, LESS LIABILITIES—0.9%		2,184
TOTAL NET ASSETS—100%		$247,646

FAIR VALUE MEASUREMENTS
All investments as of October 31, 2023 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*
Non-income producing security
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Human Capital Factor US Small Cap ETF
MANAGER’S COMMENTARY (Unaudited)

SUBADVISOR
Harbor Capital Advisors, Inc.
Management’s Discussion of
Fund Performance
MARKET REVIEW
The Russell 2000 Index finished the annual period ended October 31, 2023, with a -8.56% return; the last three months were particularly challenged given double digit drawdowns (-16.69%). This caused some investors to pause and wonder if the correction will continue or whether the market would bounce back.
The Russell 2000 Value Index posted -9.93% and the Russell 2000 Growth Index returned -7.63% during the one-year period ended October 31, 2023. Both styles struggled from August 2023 through October 31, 2023, though the growth drawdown was more pronounced at -18.29% compared to -15.15% for the value counterpart. The sharp drawdowns may be owed to macroeconomic conditions such as growing real Gross Domestic Product (“GDP”), the prospect of higher for longer interest rates, Treasury issuance causing an excess in money supply, as well as inflation continuing to run in a range of 3.0% to 4.0%. These factors will also likely shape how the small cap space performs on a going forward basis.
PERFORMANCE
Harbor Human Capital Factor US Small Cap ETF seeks to provide investment results that correspond, before fees and expenses, to the performance of the Human Capital Factor Small Cap Index (the “Index”). The Fund employs an indexing investment approach designed to track the performance of the Index.
For the since inception period ended October 31, 2023, the Fund returned -8.46% while the Index returned -8.20% during the same period.
Over the period, the two biggest absolute performance laggards were Chegg and PTC Therapeutics, which detracted 80 bps and 74 bps, respectively. Absolute performance was aided by Affirm and Blueprint, contributing 47 bps and 39 bps, respectively.
From a Fund positioning perspective, since inception, the Index removed Amyris, Bark Inc Class A, Bridgewater Bancshares, Duolingo, Edgio, NeoGames, Fossil Group, Paymentus Holdings, Sumo Logic, and Maxar Technologies. The Index added the Invesco S&P SmallCap Industrials ETF (for purposes of achieving sector neutrality relative to the Index universe).

⬤

Harbor Human Capital Factor US Small Cap ETF
MANAGER’S COMMENTARY—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 04/12/2023 through 10/31/2023
The graph compares a $10,000 investment in shares of the Fund with the performance of the Human Capital Factor Small Cap Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results.
TOTAL RETURNS
For the periods ended 10/31/2023
Unannualized
	1 Year	5 Years	Life of Fund
Harbor Human Capital Factor US Small Cap ETF (Based on Net Asset Value)[1]	N/A	N/A	-8.46%
Harbor Human Capital Factor US Small Cap ETF (At Market Price)[1]	N/A	N/A	-8.50
Comparative Index
Human Capital Factor Small Cap Index[1]	N/A	N/A	-8.20%
As stated in the Fund’s prospectus dated March 27, 2023, the expense ratio was 0.64%. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The Human Capital Factor Small Cap Index is designed to deliver exposure to equity securities of U.S. companies that possess strong human capital, based on proprietary scoring methodology produced by Irrational Capital LLC. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.

1 The “Life of Fund” return as shown reflects the period 04/12/2023 (commencement of operations) through 10/31/2023. The first day of secondary market trading was a few days after the date on which the Fund commenced investment operations; therefore, the Net Asset Value of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.
This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. The Fund may not exactly track the performance of the Index with perfect accuracy at all times. Tracking error may occur because of pricing differences, timing and costs incurred by the Fund or during times of heightened market volatility. The Fund relies on the Index provider’s methodology in assessing whether a company may be considered a corporate culture leader.
There is no guarantee that the construction methodology will accurately assess a company to include or exclude it from the index which could have an adverse effect on the Fund’s returns. The Fund’s assets may be concentrated in a particular sector or industries to the extent the Index is concentrated and is subject to the risk that economic, political, or other market conditions that have a negative effect on that sector or industry will negatively impact the value of the Fund. The Fund’s assets may be concentrated in a particular sector, industry or group of industries to the extent the Index is so concentrated and could subject the Fund to the risk that economic, political or other conditions that have a negative affect on the Fund. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund.

⬤

Harbor Human Capital Factor US Small Cap ETF
PORTFOLIO OF INVESTMENTS—October 31, 2023

SECTOR ALLOCATION (% of investments) - Unaudited

PORTFOLIO OF INVESTMENTS
Value and Cost in Thousands

COMMON STOCKS—98.8%
Shares		Value
AUTOMOBILE COMPONENTS—1.1%
21,021	Gentherm, Inc. *	$846
15,632	Stoneridge, Inc. *	254
		1,100
AUTOMOBILES—0.5%
40,383	Fisker, Inc. *	182
5,682	Winnebago Industries, Inc.	329
		511
BANKS—3.3%
8,709	City Holding Co.	791
19,529	Live Oak Bancshares, Inc.	563
16,428	Origin Bancorp, Inc.	486
51,267	Seacoast Banking Corp. of Florida	1,036
30,950	Veritex Holdings, Inc.	533
		3,409
BIOTECHNOLOGY—7.7%
44,881	Atara Biotherapeutics, Inc. *	58
31,080	Beam Therapeutics, Inc. *	657
24,131	Biohaven Ltd. *	640
32,677	Blueprint Medicines Corp. *	1,923
10,323	Cullinan Oncology, Inc. *	96
52,568	Denali Therapeutics, Inc. *	990
20,796	Kymera Therapeutics, Inc. *	243
37,284	Mersana Therapeutics, Inc. *	44
29,483	PTC Therapeutics, Inc. *	553
17,385	REGENXBIO, Inc. *	224
41,419	Relay Therapeutics, Inc. *	273
34,995	Sage Therapeutics, Inc. *	656
26,038	Twist Bioscience Corp. *	410
32,064	Ultragenyx Pharmaceutical, Inc. *	1,135
		7,902
BUILDING PRODUCTS—1.1%
38,429	PGT Innovations, Inc. *	1,151
CAPITAL MARKETS—5.2%
17,456	Evercore, Inc. Class A	2,272
19,905	Perella Weinberg Partners Class A	195
13,295	PJT Partners, Inc. Class A	1,042
26,962	StepStone Group, Inc. Class A	763

COMMON STOCKS—Continued
Shares		Value
CAPITAL MARKETS—Continued
37,832	TPG, Inc.	$1,046
		5,318
CHEMICALS—3.9%
33,728	HB Fuller Co.	2,231
8,755	Koppers Holdings, Inc.	320
40,819	Rayonier Advanced Materials, Inc. *	113
10,154	Stepan Co.	760
52,785	Tronox Holdings PLC	564
		3,988
COMMERCIAL SERVICES & SUPPLIES—1.4%
13,850	Cimpress PLC (Ireland)*	827
51,998	Steelcase, Inc. Class A	567
		1,394
COMMUNICATIONS EQUIPMENT—1.4%
11,593	Calix, Inc. *	384
18,978	Extreme Networks, Inc. *	391
27,374	Harmonic, Inc. *	295
43,304	Infinera Corp. *	127
13,041	Viasat, Inc. *	241
		1,438
CONSUMER FINANCE—0.2%
29,400	EZCORP, Inc. Class A*	241
CONSUMER STAPLES DISTRIBUTION & RETAIL—1.3%
14,326	PriceSmart, Inc.	895
18,673	SpartanNash Co.	420
		1,315
DIVERSIFIED CONSUMER SERVICES—3.6%
75,950	Chegg, Inc. *	572
19,299	Coursera, Inc. *	335
77,750	Laureate Education, Inc.	1,099
45,396	Rover Group, Inc. Class A*	293
22,138	Stride, Inc. *	1,217
16,276	Udemy, Inc. *	145
		3,661

⬤

Harbor Human Capital Factor US Small Cap ETF
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
4,648	Bandwidth, Inc. Class A*	$50
23,173	Liberty Latin America Ltd. Class A (Puerto Rico)*	158
		208
ELECTRIC UTILITIES—0.5%
36,519	Hawaiian Electric Industries, Inc.	474
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.1%
16,552	Arlo Technologies, Inc. *	141
ENERGY EQUIPMENT & SERVICES—3.8%
81,551	Archrock, Inc.	1,033
18,401	Bristow Group, Inc. *	481
6,450	Nabors Industries Ltd. *	630
141,515	Patterson-UTI Energy, Inc.	1,797
		3,941
FINANCIAL SERVICES—5.0%
151,430	Affirm Holdings, Inc. *	2,667
18,920	Flywire Corp. *	509
132,379	Payoneer Global, Inc. *	766
18,084	Walker & Dunlop, Inc.	1,172
		5,114
FOOD PRODUCTS—0.2%
16,587	Vital Farms, Inc. *	183
GAS UTILITIES—0.6%
10,642	ONE Gas, Inc.	643
HEALTH CARE EQUIPMENT & SUPPLIES—2.8%
21,052	AtriCure, Inc. *	729
24,363	Axogen, Inc. *	92
20,500	Glaukos Corp. *	1,398
25,465	Outset Medical, Inc. *	90
33,160	Tandem Diabetes Care, Inc. *	574
		2,883
HEALTH CARE PROVIDERS & SERVICES—2.7%
151,482	23andMe Holding Co. Class A*	128
40,426	AdaptHealth Corp. Class A*	296
9,805	Castle Biosciences, Inc. *	153
29,016	DocGo, Inc. *	173
65,291	Hims & Hers Health, Inc. *	391
54,047	Progyny, Inc. *	1,668
		2,809
HEALTH CARE REITS—1.6%
147,320	Physicians Realty Trust	1,600
HEALTH CARE TECHNOLOGY—2.9%
8,321	Definitive Healthcare Corp. Class A*	48
29,961	Doximity, Inc. Class A*	612
69,041	Evolent Health, Inc. Class A*	1,687
15,074	GoodRx Holdings, Inc. Class A*	74
10,788	Health Catalyst, Inc. *	81
4,495	HealthStream, Inc.	114
15,127	Schrodinger, Inc. *	328
69,373	Sharecare, Inc. *	73
		3,017
HOTEL & RESORT REITS—2.0%
133,503	Apple Hospitality REIT, Inc.	2,093

COMMON STOCKS—Continued
Shares		Value
HOTELS, RESTAURANTS & LEISURE—1.5%
5,515	Bluegreen Vacations Holding Corp. Class A	$185
26,201	Brinker International, Inc. *	889
6,992	Dutch Bros, Inc. Class A*	170
22,715	PlayAGS, Inc. *	162
11,988	Xponential Fitness, Inc. Class A*	171
		1,577
HOUSEHOLD DURABLES—4.2%
5,393	Beazer Homes USA, Inc. *	130
24,200	GoPro, Inc. Class A*	61
5,034	Helen of Troy Ltd. *	495
5,321	iRobot Corp. *	175
15,078	KB Home	666
7,952	La-Z-Boy, Inc.	233
3,949	LGI Homes, Inc. *	373
4,995	M/I Homes, Inc. *	410
6,845	Meritage Homes Corp.	781
26,529	Sonos, Inc. *	286
19,278	Taylor Morrison Home Corp. Class A*	739
		4,349
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—0.2%
22,983	Sunnova Energy International, Inc. *	210
INSURANCE—3.0%
18,941	Argo Group International Holdings Ltd.	565
40,043	Brighthouse Financial, Inc. *	1,814
14,890	Palomar Holdings, Inc. *	746
		3,125
INTERACTIVE MEDIA & SERVICES—1.3%
19,395	Cargurus, Inc. *	334
12,819	Cars.com, Inc. *	195
15,443	Eventbrite, Inc. Class A*	128
26,428	Nextdoor Holdings, Inc. *	48
29,772	QuinStreet, Inc. *	337
25,732	Taboola.com Ltd. (Israel)*	94
26,485	Vimeo, Inc. *	82
8,564	ZipRecruiter, Inc. Class A*	91
		1,309
IT SERVICES—0.9%
13,248	DigitalOcean Holdings, Inc. *	271
19,904	Fastly, Inc. Class A*	292
8,719	Grid Dynamics Holdings, Inc. *	88
82,727	Thoughtworks Holding, Inc. *	280
2,164	Tucows, Inc. Class A*	37
		968
MEDIA—1.0%
22,695	John Wiley & Sons, Inc. Class A	687
37,705	Magnite, Inc. *	250
5,086	TechTarget, Inc. *	128
		1,065
METALS & MINING—1.8%
9,758	Piedmont Lithium, Inc. *	268
15,209	Ryerson Holding Corp.	442
31,709	SunCoke Energy, Inc.	302
14,414	Worthington Industries, Inc.	888
		1,900

⬤

Harbor Human Capital Factor US Small Cap ETF
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
MULTI-UTILITIES—0.6%
12,940	Black Hills Corp.	$626
OIL, GAS & CONSUMABLE FUELS—3.5%
171,570	Kosmos Energy Ltd. (Ghana)*	1,242
87,131	Permian Resources Corp. Class A	1,270
3,233	SilverBow Resources, Inc. *	110
41,179	Talos Energy, Inc. *	638
44,391	Teekay Corp. (Bermuda)*	312
		3,572
PERSONAL CARE PRODUCTS—1.5%
9,616	Edgewell Personal Care Co.	336
8,146	elf Beauty, Inc. *	754
10,582	Nu Skin Enterprises, Inc. Class A	201
4,761	USANA Health Sciences, Inc. *	217
		1,508
PHARMACEUTICALS—0.3%
50,027	Nektar Therapeutics Class A*	24
41,218	Revance Therapeutics, Inc. *	325
		349
PROFESSIONAL SERVICES—5.8%
4,119	CRA International, Inc.	400
5,198	CSG Systems International, Inc.	244
7,599	Forrester Research, Inc. *	176
11,603	Huron Consulting Group, Inc. *	1,153
23,467	Insperity, Inc.	2,484
13,112	Kforce, Inc.	800
30,837	Planet Labs PBC *	67
57,845	Upwork, Inc. *	604
		5,928
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.7%
47,249	eXp World Holdings, Inc.	627
10,711	RE/MAX Holdings, Inc. Class A	115
10,627	WeWork, Inc. Class A*	24
		766
RETAIL REITS—3.6%
28,138	Getty Realty Corp.	749
40,620	InvenTrust Properties Corp.	1,020
54,634	RPT Realty	589
116,383	SITE Centers Corp.	1,357
		3,715
SOFTWARE—9.5%
12,627	A10 Networks, Inc.	137
11,143	Altair Engineering, Inc. Class A*	692
9,528	Amplitude, Inc. Class A*	95
3,595	Appfolio, Inc. Class A*	674
16,295	Asana, Inc. Class A*	301
51,085	Aurora Innovation, Inc. *	89
15,312	AvePoint, Inc. *	115
25,646	Box, Inc. Class A*	638
8,892	Braze, Inc. Class A*	379
33,375	Confluent, Inc. Class A*	965
5,792	Couchbase, Inc. *	90

COMMON STOCKS—Continued
Shares		Value
SOFTWARE—Continued
5,557	Domo, Inc. Class B*	$45
23,788	DoubleVerify Holdings, Inc. *	662
10,388	Expensify, Inc. Class A*	28
20,659	Freshworks, Inc. Class A*	371
7,362	Intapp, Inc. *	252
10,114	Jamf Holding Corp. *	162
10,894	N-able, Inc. *	141
12,026	nCino, Inc. *	338
16,846	PagerDuty, Inc. *	340
7,750	Progress Software Corp.	398
9,480	Rapid7, Inc. *	441
22,437	Samsara, Inc. Class A*	518
4,148	SEMrush Holdings, Inc. Class A*	33
10,394	Sprout Social, Inc. Class A*	450
18,110	Varonis Systems, Inc. Class B*	609
8,721	Workiva, Inc. Class A*	759
		9,722
SPECIALTY RETAIL—2.5%
3,450	America’s Car-Mart, Inc. *	231
10,501	Asbury Automotive Group, Inc. *	2,010
206,301	Farfetch Ltd. Class A (United Kingdom)*	309
		2,550
TEXTILES, APPAREL & LUXURY GOODS—0.5%
16,328	Levi Strauss & Co. Class A	223
2,945	Oxford Industries, Inc.	249
4,154	Vera Bradley, Inc. *	30
		502
TRADING COMPANIES & DISTRIBUTORS—2.5%
38,277	Core & Main, Inc. Class A*	1,151
23,386	GMS, Inc. *	1,368
		2,519
WATER UTILITIES—0.3%
5,418	SJW Group	339
WIRELESS TELECOMMUNICATION SERVICES—0.5%
47,755	Gogo, Inc. *	501
TOTAL COMMON STOCKS (Cost $112,088)		101,634

EXCHANGE-TRADED FUNDS—1.0%

CAPITAL MARKETS—1.0%
3,383	Invesco S&P SmallCap Consumer Discretionary ETF	272
6,650	Invesco S&P SmallCap Financials ETF	261
5,590	Invesco S&P SmallCap Industrials ETF	531
TOTAL CAPITAL MARKETS (Cost $1,112)		1,064
TOTAL INVESTMENTS—99.8% (Cost $113,200)		102,698
CASH AND OTHER ASSETS, LESS LIABILITIES—0.2%		167
TOTAL NET ASSETS—100%		$102,865

⬤

Harbor Human Capital Factor US Small Cap ETF
PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS
All investments as of October 31, 2023 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*
Non-income producing security
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor International Compounders ETF
MANAGER’S COMMENTARY (Unaudited)

SUBADVISOR
C WorldWide Asset Management
Management’s Discussion of
Fund Performance
MARKET REVIEW
The year 2022 presented global markets with significant challenges, marked by downturns in both equity and bond markets. However, there was a noteworthy recovery in the international equity markets during the fourth quarter of the year. 2022 was dominated by two major events: the Russian invasion of Ukraine, which sparked fears of sustained higher inflation and brought energy security to the forefront, and the Federal Reserve’s (the “Fed”) unprecedented interest rate hikes, with rates reaching 4.25% in one of the fastest cycles in history. These events led to the worst year for global equity investors since 2008 and one of the bleakest for bond investors.
In the first quarter of 2023, the hope was that the reopening of the Chinese economy after COVID-19 would boost global growth and that the Fed would soon halt rate hikes. However, concerns arose over strong labor markets potentially leading to further tightening. This changed with the collapse of Silicon Valley Bank, Signature Bank and the rescue of Credit Suisse. Nevertheless, equity markets proved surprisingly resilient. Bond markets rallied as inflation numbers improved and a perception that a banking crisis could force central banks to stop raising rates.
In the second quarter of 2023, investor optimism was bolstered by stronger-than-expected U.S. economic data. The robust U.S. labor market, along with falling inflation pressures, led the Fed to leave interest rates unchanged for the first time in months. Meanwhile, the European Central Bank and Bank of England raised interest rates due to persistently high inflation, accompanied by relatively hawkish outlooks. In China, the earlier reopening recovery began to lose momentum as a surge in consumption was offset by sluggishness in the property and export sectors. In Europe, warnings from chemical companies of weaker-than-expected results suggested broader challenges in both the industrial and consumer sectors, largely due to end-market destocking.
While the third quarter of 2023 began with strong equity markets, the rapid rise in bond yields proved too much of a headwind. September became the worst month for equities so far, with the 10-year U.S. T-bill reaching a level last seen in 2007. German rates, too, reached a 12-year high. This surge in bond yields negatively impacted the valuation of our long-duration companies, primarily contributing to the relative underperformance in the third quarter of 2023.
PERFORMANCE
Harbor International Compounders ETF returned 15.44% for the year ended October 31, 2023, outperforming the MSCI All Country World ex. U.S. (ND) Index, which returned 12.07% during the same period.
The top three contributors were Novo Nordisk, Ferguson, and ASML. Novo Nordisk’s SELECT study on Wegovy cardiovascular benefits exceeded expectations, showing a 20% reduction in major cardiovascular events. This led to a 17% surge in Novo Nordisk shares, nearly propelling them past LVMH as Europe’s largest company by market cap. The study’s positive outcomes position Wegovy not only as an anti-obesity drug but also as a significant contributor to cardiovascular health. With new Wegovy capacity and additional SELECT study data anticipated in November, short-term catalysts are anticipated. The company’s long-term focus is shifting towards phase 3 data for CagriSema in obesity, expected in late 2024.
The top three detractors from performance were Adyen, HDFC Bank and Epiroc. Adyen experienced a significant drop in its stock value due to a notable slowdown in revenue growth. This was attributed to increased investments and a 20% year-over-year decline in free cash

⬤

Harbor International Compounders ETF
MANAGER’S COMMENTARY—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 09/07/2022 through 10/31/2023
The graph compares a $10,000 investment in shares of the Fund with the performance of the MSCI All Country World Ex. US (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results.
TOTAL RETURNS
For the periods ended 10/31/2023
Annualized
	1 Year	5 Years	Life of Fund
Harbor International Compounders ETF (Based on Net Asset Value)[1]	15.44%	N/A	11.16%
Harbor International Compounders ETF (At Market Price)[1]	16.37	N/A	11.89
Comparative Index
MSCI All Country World Ex. US (ND) Index[1]	12.07%	N/A	6.27%
As stated in the Fund’s prospectus dated March 1, 2023, the expense ratio was 0.55%. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The MSCI All Country World Ex. US (ND) Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
flow. The company acknowledged heightened competition in the U.S. market and shifted focus towards pricing rather than emphasizing their historically reliable services – a key selling point for Adyen’s payments services. The Fund exited its positions in Adyen during the period.
OUTLOOK & STRATEGY
In a market marked by volatility, our philosophy remains unchanged: prioritize quality companies and maintain a patient, long-term perspective. We believe that time in the market surpasses attempts to time the market, and our commitment to seeking to identify companies that are expected to experience sustainable growth and compound their earnings over the long-term continues to guide our investment approach.
Looking ahead, we believe that over the long term, earnings will continue to drive share prices. While uncertainties loom regarding potential recessions and the depth of ensuing earnings declines, we maintain confidence in our portfolio’s tilt towards high-quality, leading companies with strong balance sheets and sustainable business models.

1 The “Life of Fund” return as shown reflects the period 09/07/2022 (commencement of operations) through 10/31/2023. The first day of secondary market trading was a few days after the date on which the Fund commenced investment operations; therefore, the Net Asset Value of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.
This report contains the current opinions of C WorldWide Asset Management as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. A non-diversified Fund may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.

⬤

Harbor International Compounders ETF
PORTFOLIO OF INVESTMENTS—October 31, 2023

REGION BREAKDOWN (% of investments) - Unaudited

The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of October 31, 2023, 27.5% of the Fund’s investments were denominated in Euros. No other foreign currency denomination comprised more than 25% of the Fund’s net assets.
PORTFOLIO OF INVESTMENTS
Value and Cost in Thousands

COMMON STOCKS—98.5%
Shares		Value
BANKS—8.8%
1,143,000	Bank Central Asia Tbk. PT (Indonesia)	$630
21,257	HDFC Bank Ltd. ADR (India)[1]	1,202
		1,832
BEVERAGES—2.7%
15,061	Diageo PLC (United Kingdom)	569
BUILDING PRODUCTS—5.8%
26,122	Assa Abloy AB Class B (Sweden)	556
4,500	Daikin Industries Ltd. (Japan)	642
		1,198
CAPITAL MARKETS—2.8%
3,478	Deutsche Boerse AG (Germany)	571
CHEMICALS—4.9%
2,679	Linde PLC (United States)	1,024
CONSTRUCTION & ENGINEERING—2.6%
4,812	Vinci SA (France)	532
ELECTRIC UTILITIES—4.7%
35,658	Iberdrola SA (Spain)	396
28,823	SSE PLC (United Kingdom)	572
		968
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.0%
1,600	Keyence Corp. (Japan)	614
FOOD PRODUCTS—4.2%
8,029	Nestle SA (United States)	866
HEALTH CARE EQUIPMENT & SUPPLIES—3.5%
7,700	Hoya Corp. (Japan)	728
HOUSEHOLD DURABLES—3.8%
9,500	Sony Group Corp. (Japan)	779

COMMON STOCKS—Continued
Shares		Value
INDUSTRIAL CONGLOMERATES—3.7%
5,795	Siemens AG (Germany)	$766
INSURANCE—3.1%
74,200	AIA Group Ltd. (Hong Kong)	643
MACHINERY—4.7%
43,438	Atlas Copco AB Class A (Sweden)	561
25,696	Epiroc AB Class A (Sweden)	423
		984
PERSONAL CARE PRODUCTS—3.6%
1,782	L’Oreal SA (France)	747
PHARMACEUTICALS—11.4%
6,586	AstraZeneca PLC (United Kingdom)	821
16,008	Novo Nordisk AS Class B (Denmark)	1,536
		2,357
PROFESSIONAL SERVICES—1.3%
7,796	RELX PLC (United Kingdom)	272
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—8.6%
1,887	ASML Holding NV (Netherlands)*	1,129
7,666	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[1]	661
		1,790
SOFTWARE—3.7%
5,772	SAP SE (Germany)	774
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.8%
473	Samsung Electronics Co. Ltd. GDR (South Korea)[1]	589
TEXTILES, APPAREL & LUXURY GOODS—3.8%
1,110	LVMH Moet Hennessy Louis Vuitton SE (France)	792

⬤

Harbor International Compounders ETF
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
TRADING COMPANIES & DISTRIBUTORS—5.0%
6,962	Ferguson PLC (United States)	$1,043
TOTAL COMMON STOCKS (Cost $21,043)		20,438
TOTAL INVESTMENTS—98.5% (Cost $21,043)		20,438
CASH AND OTHER ASSETS, LESS LIABILITIES—1.5%		315
TOTAL NET ASSETS—100%		$20,753

FAIR VALUE MEASUREMENTS
All investments as of October 31, 2023 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*
Non-income producing security
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Long-Term Growers ETF
MANAGER’S COMMENTARY (Unaudited)

SUBADVISOR
Jennison Associates LLC
Management’s Discussion of
Fund Performance
MARKET REVIEW
The past year has been dominated by the Federal Reserve’s (the “Fed”) historic campaign of interest rate hikes, which has continued since March 2022. The success of this effort to lower inflation, along with clearing of the supply chain, resilient consumer spending and, most important, healthy earnings, drove strong equity market performance over the past twelve months. In the last three months, however, market sentiment fell due to sustained upward pressure on interest rates, dysfunction in the U.S. federal government, U.S. labor strikes, and geopolitical instability—including the tragic events in the Middle East.
PERFORMANCE
Harbor Long-Term Growers ETF returned 21.82% in the year ended October 31, 2023, outperforming 18.95% return of the Russell 1000® Growth Index during the same period.
Positions in technology were strong contributors to portfolio returns over the 12-month period. The top performer was Nvidia. This semiconductor designer and manufacturer is the leader in accelerated computing, which is a critical element in the progression of artificial intelligence (“AI”). Broadcom, another producer of semiconductors and infrastructure software, was lifted by strong results and positive AI sentiment.
The strategy also saw strong returns in health care holdings, Eli Lilly and Novo Nordisk. Both companies are benefiting from demand growth for their diabetes and obesity medications. Uber rose sharply over the past six months as its mobility business generated a record level of riders, drivers, and margins.
On the negative side, Tesla’s stock price fell and partially recovered over the past 12 months, but the stock was still down for the full period. It remains a meaningful position in our strategy. Atlassian, a collaboration software company, was a detractor due to a disappointing slowdown in revenue. Adyen, a payments platform company, also disappointed as competition increased and growth rates slowed. Both positions were eliminated from the portfolio.
OUTLOOK & STRATEGY
Sentiment in the near term is clouded by uncertainties due to—but not limited to—geopolitical conflict, a potential shutdown of the U.S. federal government, auto strikes, the restart of student loan repayments, and the lagged effect on financing costs and spending intentions from interest rates that are at 15-year highs.
Over the past year, technology spending trends have been dominated by cost optimization, rationalization of past customer investments to drive efficiencies, and headcount reductions. We expect greater stability in spending activity and investment intentions moving into 2024. The broad categories of cloud adoption, data mining and analytics, and the still-nascent development and adoption of generative AI capabilities remain at the forefront of longer-term investment plans across a wide range of industries.
As always, we are focused on the long term as we evaluate companies that we believe have compelling growth opportunities.

⬤

Harbor Long-Term Growers ETF
MANAGER’S COMMENTARY—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 02/02/2022 through 10/31/2023
CHANGE IN A $10,000 INVESTMENT
For the period 02/02/2022 through 10/31/2023
The graph compares a $10,000 investment in shares of the Fund with the performance of the Russell 1000® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results.
TOTAL RETURNS
For the periods ended 10/31/2023
Annualized
	1 Year	5 Years	Life of Fund
Harbor Long-Term Growers ETF (Based on Net Asset Value)[1]	21.82%	N/A	-5.20%
Harbor Long-Term Growers ETF (At Market Price)[1]	21.94	N/A	-5.14
Comparative Index
Russell 1000® Growth Index[1]	18.95%	N/A	-3.41%
As stated in the Fund’s prospectus dated March 1, 2023, the expense ratio was 0.57%. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.

1 The “Life of Fund” return as shown reflects the period 02/02/2022 (commencement of operations) through 10/31/2023. The first day of secondary market trading was a few days after the date on which the Fund commenced investment operations; therefore, the Net Asset Value of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.
This report contains the current opinions of Jennison Associates LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
All investments involve risk including the possible loss of principal. There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. At times, a growth investing style may be out of favor with investors which could cause growth securities to underperform value or other equity securities. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. A non-diversified Fund may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.

⬤

Harbor Long-Term Growers ETF
PORTFOLIO OF INVESTMENTS—October 31, 2023

SECTOR ALLOCATION (% of investments) - Unaudited

PORTFOLIO OF INVESTMENTS
Value and Cost in Thousands

COMMON STOCKS—99.3%
Shares		Value
AUTOMOBILE COMPONENTS—0.6%
11,934	Aptiv PLC *	$1,041
AUTOMOBILES—4.1%
37,687	Tesla, Inc. *	7,569
BANKS—0.3%
3,807	JPMorgan Chase & Co.	529
BIOTECHNOLOGY—1.3%
10,018	AbbVie, Inc.	1,414
2,526	Vertex Pharmaceuticals, Inc. *	915
		2,329
BROADLINE RETAIL—9.3%
102,181	Amazon.com, Inc. *	13,599
2,899	MercadoLibre, Inc. (Brazil)*	3,597
		17,196
CAPITAL MARKETS—0.9%
5,904	Blackstone, Inc.	545
1,260	Goldman Sachs Group, Inc.	382
2,483	Moody’s Corp.	765
		1,692
COMMUNICATIONS EQUIPMENT—0.8%
7,265	Arista Networks, Inc. *	1,456
CONSUMER STAPLES DISTRIBUTION & RETAIL—2.2%
7,173	Costco Wholesale Corp.	3,963
ENTERTAINMENT—1.7%
7,364	Netflix, Inc. *	3,032
FINANCIAL SERVICES—5.3%
10,462	Apollo Global Management, Inc.	810
10,359	Mastercard, Inc. Class A	3,899
21,376	Visa, Inc. Class A	5,025
		9,734
GROUND TRANSPORTATION—1.8%
76,657	Uber Technologies, Inc. *	3,318
HEALTH CARE EQUIPMENT & SUPPLIES—2.3%
6,689	Becton Dickinson & Co.	1,691

COMMON STOCKS—Continued
Shares		Value
HEALTH CARE EQUIPMENT & SUPPLIES—Continued
4,770	Dexcom, Inc. *	$424
2,060	Intuitive Surgical, Inc. *	540
5,755	Stryker Corp.	1,555
		4,210
HEALTH CARE PROVIDERS & SERVICES—0.3%
950	UnitedHealth Group, Inc.	509
HOTELS, RESTAURANTS & LEISURE—2.2%
3,873	Airbnb, Inc. Class A*	458
512	Chipotle Mexican Grill, Inc. Class A*	994
13,113	Hilton Worldwide Holdings, Inc.	1,987
3,686	Marriott International, Inc. Class A	695
		4,134
INTERACTIVE MEDIA & SERVICES—9.1%
94,168	Alphabet, Inc. Class A*	11,684
17,130	Meta Platforms, Inc. Class A*	5,161
		16,845
IT SERVICES—1.4%
3,653	MongoDB, Inc. *	1,259
9,399	Snowflake, Inc. Class A*	1,364
		2,623
MEDIA—0.3%
8,019	Trade Desk, Inc. Class A*	569
PERSONAL CARE PRODUCTS—0.9%
20,341	L’Oreal SA ADR (France)[1]	1,706
PHARMACEUTICALS—8.3%
16,653	AstraZeneca PLC ADR (United Kingdom)[1]	1,053
13,860	Eli Lilly & Co.	7,678
16,951	Merck & Co., Inc.	1,741
50,568	Novo Nordisk AS ADR (Denmark)[1]	4,883
		15,355
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—13.5%
42,056	Advanced Micro Devices, Inc. *	4,143
10,158	Applied Materials, Inc.	1,344
8,488	ARM Holdings PLC ADR*,1	418

⬤

Harbor Long-Term Growers ETF
PORTFOLIO OF INVESTMENTS—Continued

Value and Cost in Thousands
COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
833	ASML Holding NV New York Registry Shares (Netherlands)	$499
2,206	Broadcom, Inc.	1,856
2,101	Lam Research Corp.	1,236
38,380	Marvell Technology, Inc.	1,812
7,189	Micron Technology, Inc.	481
32,008	NVIDIA Corp.	13,053
		24,842
SOFTWARE—17.2%
2,172	Adobe, Inc. *	1,156
2,079	Cadence Design Systems, Inc. *	499
8,027	Crowdstrike Holdings, Inc. Class A*	1,419
18,096	Datadog, Inc. Class A*	1,474
911	HubSpot, Inc. *	386
64,989	Microsoft Corp.	21,973
6,261	Palo Alto Networks, Inc. *	1,521
4,214	Salesforce, Inc. *	846
852	ServiceNow, Inc. *	496
4,228	Synopsys, Inc. *	1,985
		31,755
SPECIALIZED REITS—1.0%
10,719	American Tower Corp.	1,910

COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—1.7%
2,769	Home Depot, Inc.	$788
1,569	O’Reilly Automotive, Inc. *	1,460
9,582	TJX Cos., Inc.	844
		3,092
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—9.4%
101,498	Apple, Inc.	17,333
TEXTILES, APPAREL & LUXURY GOODS—3.4%
10,323	Lululemon Athletica, Inc. *	4,062
10,235	LVMH Moet Hennessy Louis Vuitton SE ADR (France)[1]	1,467
6,661	NIKE, Inc. Class B	684
		6,213
TOTAL COMMON STOCKS (Cost $162,315)		182,955
TOTAL INVESTMENTS—99.3% (Cost $162,315)		182,955
CASH AND OTHER ASSETS, LESS LIABILITIES—0.7%		1,336
TOTAL NET ASSETS—100%		$184,291

FAIR VALUE MEASUREMENTS
All investments as of October 31, 2023 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*
Non-income producing security
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Multi-Asset Explorer ETF
MANAGER’S COMMENTARY (Unaudited)

ADVISER
Harbor Capital Advisors, Inc.
Management’s Discussion of
Fund Performance
MARKET REVIEW
U.S. Markets started the year facing inflation fears and the Federal Reserve’s (the “Fed”) reaction was the central storyline all year as policy transitioned from highly accommodative to tightened across the globe. The market provided mixed results for U.S. equity markets, with indices initially surpassing the highs of the year before reversing course. The Fed’s policy trajectory was a central focus during the period as investors broadly expected a pause in interest rate hikes that was confirmed in September. Over the course of the year, there was also a growing acceptance of the Fed’s higher-for-longer mantra leading to the swift rise in longer-dated yields. Questions also began to percolate about the health of the consumer and the durability of their spending power given the rise in oil, planned resumption of student loan payments, dramatically higher borrowing costs, and the exhaustion of COVID-era savings. Consequently, cracks began to emerge in the key pillars of the argument supporting a soft-landing which drove a shift in risk tolerances towards quality, shorter duration equities.
PERFORMANCE
Harbor Multi Asset Explorer ETF returned -4.70% since inception on September 13, 2023 through October 31, 2023, while the ICE BofA 3 Month U.S. Treasury Bill Index returned 0.71% during the same period.
The Fund’s allocations to global equities, consistent with its “Late-Cycle Risk Seeking” regime early in the period, weighed down its performance. This was offset, partially, by its allocations to gold and Treasury bills, which finished the period with positive returns. Additional contributors included the position in gold as well as those in Communications Services stocks and U.S. High Yield, while detractors included holdings in Low Volatility stocks, and underweights in Treasury bonds and Investment Grade bonds.
OUTLOOK & STRATEGY
It has been a difficult period in markets, but the Fund’s framework is helpful in navigating through uncertain environments. Currently, the framework points to a “Late Cycle Risk Seeking” regime. It’s Late Cycle because of the model’s perceived elevated risk of a medium-term recession and its Risk Seeking given that the model assumes slowing growth is consistent with looser financial conditions, which is supportive for equities. Based on this regime, relative to a portfolio that features a 60% allocation to equities and a 40% allocation to fixed income, the Fund currently features an overweight position in equities, as well as an underweight to fixed income; the portfolio continues to feature an allocation to gold for diversification and stability amid market turbulence. While there is always only one regime at a given time, importantly, we take a probabilistic view. Currently, sentiment-driven concerns call for a dose of caution. As a result, we will be watchful for signs that may point to a return to a risk averse regime, or a different regime, and position accordingly.

⬤

Harbor Multi-Asset Explorer ETF
MANAGER’S COMMENTARY—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 09/13/2023 through 10/31/2023

$12,000
11,500
11,000
10,500
10,000
9,500
$10,071
9,530
Sep-23
Oct-23
ETF (based on Net Asset Value)
ICE BofA 0-3 Month US Treasury Bill Total Return Index

The graph compares a $10,000 investment in shares of the Fund with the performance of the ICE BofA 0-3 Month US Treasury Bill Total Return Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results.
TOTAL RETURNS
For the periods ended 10/31/2023
Unannualized
	1 Year	5 Years	Life of Fund
Harbor Multi-Asset Explorer ETF (Based on Net Asset Value)[1]	N/A	N/A	-4.70%
Harbor Multi-Asset Explorer ETF (At Market Price)[1]	N/A	N/A	-4.60
Comparative Index
ICE BofA 0-3 Month US Treasury Bill Total Return Index[1]	N/A	N/A	0.71%
As stated in the Fund’s prospectus dated September 11, 2023, the expense ratio was 0.87%. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The ICE BofA US 3-Month Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. Index listed is unmanaged and does not reflect fees and expenses and are not available for direct investment.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.

1 The “Life of Fund” return as shown reflects the period 09/13/2023 (commencement of operations) through 10/31/2023. The first day of secondary market trading was a few days after the date on which the Fund commenced investment operations; therefore, the Net Asset Value of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.
This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. The Fund is a fund of funds and is subject to the expenses and risks of the underlying funds, including but not limited to risks associated with: commodities; derivatives; fixed income securities, including “high-yield” or “junk” bonds; foreign issuers/foreign markets, U.S. government securities; mortgage- and asset-backed securities; REITs; and small companies. The Fund’s investment performance depends upon the successful allocation by the Adviser of the Fund’s assets among asset classes, geographical regions, sectors and specific investments. The Adviser’s judgment about the attractiveness, value and growth potential of a particular asset class, region, sector or investment may be incorrect and the Adviser’s selection of the underlying funds to implement its asset allocation decisions may not produce the desired results. The Fund utilizes a quantitative model and there are limitations in every quantitative model. There can be no assurances that the strategies pursued or the techniques implemented in the quantitative model will be profitable, and various market conditions may be materially less favorable to certain strategies than others.

⬤

Harbor Multi-Asset Explorer ETF
PORTFOLIO OF INVESTMENTS—October 31, 2023

ASSET ALLOCATION (% of investments) - Unaudited

PORTFOLIO OF INVESTMENTS
Value and Cost in Thousands

EXCHANGE-TRADED FUNDS—99.7%
Shares		Value
EQUITY FUNDS—80.2%
2,276	Communication Services Select Sector SPDR Fund	$147
2,060	Energy Select Sector SPDR Fund	176
919	Invesco QQQ Trust	322
1,213	iShares Core S&P 500 ETF	509
521	iShares Expanded Tech-Software Sector ETF	176
8,911	iShares Gold Strategy ETF	529
2,364	iShares MSCI EAFE ETF	158
6,129	iShares MSCI Emerging Markets ETF	225
3,689	iShares MSCI Japan ETF	218
3,797	Vanguard FTSE Europe ETF	213
TOTAL EQUITY FUNDS (Cost $2,755)		2,673
FIXED INCOME FUNDS—19.5%
2,162	iShares 7-10 Year Treasury Bond ETF	194

EXCHANGE-TRADED FUNDS—Continued
Shares		Value
FIXED INCOME FUNDS—Continued
4,454	iShares iBoxx High Yield Corporate Bond ETF	$323
1,560	iShares MBS ETF	135
TOTAL FIXED INCOME FUNDS (Cost $662)		652
TOTAL EXCHANGE-TRADED FUNDS (Cost $3,417)		3,325
TOTAL INVESTMENTS—99.7% (Cost $3,417)		3,325
CASH AND OTHER ASSETS, LESS LIABILITIES—0.3%		9
TOTAL NET ASSETS—100%		$3,334

FAIR VALUE MEASUREMENTS
All investments as of October 31, 2023 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Scientific Alpha High-Yield ETF
MANAGER’S COMMENTARY (Unaudited)

SUBADVISOR
BlueCove Limited
Management’s Discussion of
Fund Performance
MARKET REVIEW
During the earlier part of the 12-month period ended October 31, 2023, risky assets experienced a strong rally as markets anticipated the end to the rate hiking cycle. This occurred despite the U.S. Treasury rate curve hitting a multi-decade level of inversion, signaling a weaker economic outlook, and the U.S. Federal Reserve (the “Fed”) indicating that higher rates would persist. The rally was interrupted in March 2023 after the failure of two large regional U.S. banks, with markets considering the potential for more accommodative central bank action to contain further contagion in the banking system. Despite coming into calendar year 2023 with fourth quarter 2022 earnings showing a contraction in operating margins and earnings, sentiment shifted in subsequent quarters as earnings reports surprised to the upside. However, lending conditions continued to tighten with a continued rise in interest rates against a backdrop of resilient growth. Since late July, the Fed has kept rates on hold, pausing to observe the effects of recent hikes. This has led to a steepening of yield curves. Toward period end, volatility rose against a backdrop of geopolitical tensions in the Middle East, leading to a decline in risk markets as interest rates spiked under the expectation that rates would remain higher for longer. This left U.S. equities up 10% and U.S. high yield higher by 6% on the year. Spread dispersion, a measure of the discernment in markets between corporate bonds, remained above historical average for most of the period which was to the benefit of the Fund’s security selection focus.
PERFORMANCE
Harbor Scientific Alpha High-Yield ETF returned 7.08% on an absolute basis for the year ended October 31, 2023, outperforming the 5.82% return of the ICE BofA U.S. High Yield Index (the “Index”) during the same period. The Fund outperformed its benchmark by 126 basis points over the period.
The Fund’s relative outperformance was driven by security selection, with strong contributions across multiple sectors, most notably Communications, Basic Industry, Capital Goods, Banking, Technology, and Energy. The contribution from sector positioning was slightly negative, driven by overweights to Energy and Other Financials. The best performing positions were overweights to Cimpress plc, Jaguar Land Rover Automotive plc, and Pitney Bowes, with weakest performance from overweights to DISH DBS Corp, Rite Aid, and Office Properties Income Trust. Selected positions were reduced during the period. Sector positioning varied with expectations for security selection opportunities, with the Fund reducing risk in Energy, Technology, and Services companies and increasing risk to Healthcare, Leisure, and Real Estate companies. The Fund maintained a broadly neutral credit risk position versus the Index for most of the period given the weaker outlook for credit.
OUTLOOK & STRATEGY
We believe defensive positioning in credit risk remains prudent. The impact of rate hikes to-date continues to be digested by the global economy, with the trailing global speculative grade default rate projected to continue rising over the next year, a period when a looming maturity wall of high yield corporate debt falls into market focus. The impact of key supports to growth through 2023 – fiscal stimulus and post-pandemic excess consumer savings – are fading. At the same time, tightening lending conditions have a lagged impact on credit growth and financial conditions that we expect will drag on growth over the next 6-12 months. We believe that high valuations in risky markets leave significant room for disappointment. Against this backdrop, we expect that further fundamental deterioration in credit quality is likely as the year progresses. In our view, a continuing trend of rising corporate default incidence will likely provide a rich opportunity set for the Fund’s security selection emphasis.

⬤

Harbor Scientific Alpha High-Yield ETF
MANAGER’S COMMENTARY—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 09/14/2021 through 10/31/2023
The graph compares a $10,000 investment in shares of the Fund with the performance of the ICE BofA US High Yield Index (H0A0). The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results.
TOTAL RETURNS
For the periods ended 10/31/2023
Annualized
	1 Year	5 Years	Life of Fund
Harbor Scientific Alpha High-Yield ETF (Based on Net Asset Value)[1]	7.08%	N/A	-1.79%
Harbor Scientific Alpha High-Yield ETF (At Market Price)[1]	7.17	N/A	-1.89
Comparative Index
ICE BofA US High Yield Index (H0A0)[1]	5.82%	N/A	-3.28%
As stated in the Fund’s prospectus dated March 1, 2023, the expense ratio was 0.48%. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The ICE BofA US High Yield Index (H0A0) is an unmanaged index that tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. Dollar-denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.

1 The “Life of Fund” return as shown reflects the period 09/14/2021 (commencement of operations) through 10/31/2023. The first day of secondary market trading was a few days after the date on which the Fund commenced investment operations; therefore, the Net Asset Value of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.
This report contains the current opinions of BlueCove Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
All investments involve risk including the possible loss of principal. Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. There is a greater risk that the Fund will lose money because they invest in below- investment grade fixed income securities and unrated securities of similar credit quality (commonly referred to as “high-yield securities” or “junk bonds”). These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid. Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by government bodies of other countries and less stringent investor protection and disclosure standards of foreign markets.

⬤

Harbor Scientific Alpha High-Yield ETF
PORTFOLIO OF INVESTMENTS—October 31, 2023

SECTOR ALLOCATION (% of investments) - Unaudited

PORTFOLIO OF INVESTMENTS
Principal Amounts, Value and Cost in Thousands

Corporate Bonds & Notes—97.3%
Principal Amount		Value
AEROSPACE & DEFENSE—2.5%
	TransDigm, Inc.
$1,200	4.625%—01/15/2029	$1,036
1,200	4.875%—05/01/2029	1,041
		2,077
700	Triumph Group, Inc. 7.750%—08/15/2025	666
		2,743
AIRLINES—1.0%
1,083	American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.500%—04/20/2026[1]	1,055
AUTOMOBILES—2.8%
	Allison Transmission, Inc.
900	3.750%—01/30/2031[1]	714
500	5.875%—06/01/2029[1]	464
		1,178
1,100	Aston Martin Capital Holdings Ltd. 10.500%—11/30/2025[1]	1,089
300	Ford Motor Credit Co. LLC 2.300%—02/10/2025	284
600	Wabash National Corp. 4.500%—10/15/2028[1]	497
		3,048
BANKS—2.8%
	Intesa Sanpaolo SpA
1,200	4.198%—06/01/2032[1,2]	854
500	5.710%—01/15/2026[1]	474
		1,328
	UniCredit SpA
1,800	5.459%—06/30/2035[1,2]	1,477
200	7.296%—04/02/2034[1,2]	186
		1,663
		2,991
BUILDING PRODUCTS—2.2%
1,500	Builders FirstSource, Inc. 4.250%—02/01/2032[1]	1,196

Corporate Bonds & Notes—Continued
Principal Amount		Value
BUILDING PRODUCTS—Continued
$300	EnPro Industries, Inc. 5.750%—10/15/2026	$284
500	Forestar Group, Inc. 3.850%—05/15/2026[1]	446
500	Griffon Corp. 5.750%—03/01/2028	452
		2,378
CHEMICALS—1.4%
1,000	Chemours Co. 5.750%—11/15/2028[1]	847
600	Rain Carbon, Inc. 12.250%—09/01/2029[1]	611
59	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.375%—09/01/2025[1]	51
		1,509
COMMERCIAL SERVICES & SUPPLIES—2.9%
800	Cimpress PLC 7.000%—06/15/2026	741
400	CPI CG, Inc. 8.625%—03/15/2026[1]	382
800	Deluxe Corp. 8.000%—06/01/2029[1]	634
500	GFL Environmental, Inc. 3.750%—08/01/2025[1]	473
800	PROG Holdings, Inc. 6.000%—11/15/2029[1]	679
300	Sabre Global, Inc. 11.250%—12/15/2027[1]	267
		3,176
COMMUNICATIONS EQUIPMENT—0.7%
	Viasat, Inc.
700	6.500%—07/15/2028[1]	497
400	7.500%—05/30/2031[1]	262
		759
CONSTRUCTION & ENGINEERING—0.9%
400	Arcosa, Inc. 4.375%—04/15/2029[1]	349

⬤

Harbor Scientific Alpha High-Yield ETF
PORTFOLIO OF INVESTMENTS—Continued

Principal Amounts, Value and Cost in Thousands
Corporate Bonds & Notes—Continued
Principal Amount		Value
CONSTRUCTION & ENGINEERING—Continued
$500	Tutor Perini Corp. 6.875%—05/01/2025[1]	$431
200	VM Consolidated, Inc. 5.500%—04/15/2029[1]	177
		957
CONSUMER FINANCE—1.0%
498	Enova International, Inc. 8.500%—09/15/2025[1]	469
700	FirstCash, Inc. 5.625%—01/01/2030[1]	624
		1,093
DIVERSIFIED CONSUMER SERVICES—0.2%
300	Service Corp. International 4.000%—05/15/2031	243
DIVERSIFIED FINANCIAL SERVICES—0.4%
500	Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.250%—05/15/2027	429
DIVERSIFIED REITS—2.2%
900	Global Net Lease, Inc./Global Net Lease Operating Partnership LP 3.750%—12/15/2027[1]	682
	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
800	4.250%—02/01/2027[1]	700
300	4.750%—06/15/2029[1]	241
		941
100	Office Properties Income Trust 2.650%—06/15/2026	66
700	Service Properties Trust 7.500%—09/15/2025	681
		2,370
DIVERSIFIED TELECOMMUNICATION SERVICES—0.6%
400	Frontier Communications Holdings LLC 6.750%—05/01/2029[1]	317
500	Telesat Canada/Telesat LLC 5.625%—12/06/2026[1]	320
		637
ELECTRIC UTILITIES—2.8%
600	Drax Finco PLC 6.625%—11/01/2025[1]	578
	NRG Energy, Inc.
500	3.625%—02/15/2031[1]	378
800	3.875%—02/15/2032[1]	596
		974
	Vistra Operations Co. LLC
300	4.375%—05/01/2029[1]	255
1,300	5.500%—09/01/2026[1]	1,238
		1,493
		3,045
ELECTRICAL EQUIPMENT—0.5%
700	Atkore, Inc. 4.250%—06/01/2031[1]	579

Corporate Bonds & Notes—Continued
Principal Amount		Value
ENERGY EQUIPMENT & SERVICES—2.8%
$300	CSI Compressco LP/CSI Compressco Finance, Inc. 7.500%—04/01/2025[1]	$291
2,000	USA Compression Partners LP/USA Compression Finance Corp. 6.875%—04/01/2026-09/01/2027	1,935
800	Weatherford International Ltd. 8.625%—04/30/2030[1]	809
		3,035
ENTERTAINMENT—3.5%
1,000	CDI Escrow Issuer, Inc. 5.750%—04/01/2030[1]	894
800	Lions Gate Capital Holdings LLC 5.500%—04/15/2029[1]	527
1,000	Live Nation Entertainment, Inc. 6.500%—05/15/2027[1]	977
1,000	Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625%—04/16/2029[1]	769
600	Vail Resorts, Inc. 6.250%—05/15/2025[1]	597
		3,764
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)—1.2%
700	CTR Partnership LP/CareTrust Capital Corp. 3.875%—06/30/2028[1]	589
800	Iron Mountain Information Management Services, Inc. 5.000%—07/15/2032[1]	656
		1,245
FINANCIAL SERVICES—1.1%
400	Nationstar Mortgage Holdings, Inc. 5.750%—11/15/2031[1]	333
	OneMain Finance Corp.
300	4.000%—09/15/2030	220
300	5.375%—11/15/2029	247
		467
400	World Acceptance Corp. 7.000%—11/01/2026[1]	326
		1,126
FOOD PRODUCTS—1.2%
	Lamb Weston Holdings, Inc.
1,200	4.125%—01/31/2030[1]	1,019
300	4.375%—01/31/2032[1]	249
		1,268
HEALTH CARE EQUIPMENT & SUPPLIES—1.5%
	Hologic, Inc.
1,200	3.250%—02/15/2029[1]	1,009
700	4.625%—02/01/2028[1]	637
		1,646
HEALTH CARE PROVIDERS & SERVICES—3.8%
400	Acadia Healthcare Co., Inc. 5.500%—07/01/2028[1]	370
	DaVita, Inc.
400	3.750%—02/15/2031[1]	288
1,600	4.625%—06/01/2030[1]	1,255
		1,543

⬤

Harbor Scientific Alpha High-Yield ETF
PORTFOLIO OF INVESTMENTS—Continued

Principal Amounts, Value and Cost in Thousands
Corporate Bonds & Notes—Continued
Principal Amount		Value
HEALTH CARE PROVIDERS & SERVICES—Continued
$700	Encompass Health Corp. 4.625%—04/01/2031	$583
600	IQVIA, Inc. 5.000%—05/15/2027[1]	565
1,300	Molina Healthcare, Inc. 3.875%—05/15/2032[1]	1,023
		4,084
HOTELS, RESTAURANTS & LEISURE—5.4%
1,100	Boyd Gaming Corp. 4.750%—06/15/2031[1]	914
	Hilton Domestic Operating Co., Inc.
400	3.625%—02/15/2032[1]	316
1,700	4.000%—05/01/2031[1]	1,410
		1,726
600	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc. 4.875%—07/01/2031[1]	476
700	Las Vegas Sands Corp. 2.900%—06/25/2025	658
	Marriott Ownership Resorts, Inc.
600	4.500%—06/15/2029[1]	494
600	4.750%—01/15/2028	516
		1,010
1,200	New Red Finance, Inc. 3.500%—02/15/2029[1]	1,027
		5,811
HOUSEHOLD DURABLES—1.1%
1,500	Tempur Sealy International, Inc. 4.000%—04/15/2029[1]	1,233
INTERNET & CATALOG RETAIL—2.3%
400	Cars.com, Inc. 6.375%—11/01/2028[1]	356
880	GrubHub Holdings, Inc. 5.500%—07/01/2027[1]	648
1,400	Rakuten Group, Inc. 10.250%—11/30/2024[1]	1,418
		2,422
IT SERVICES—0.6%
800	Unisys Corp. 6.875%—11/01/2027[1]	587
LEISURE PRODUCTS—3.7%
500	Carnival Corp. 7.625%—03/01/2026[1]	487
700	Life Time, Inc. 8.000%—04/15/2026[1]	683
1,000	NCL Corp. Ltd. 5.875%—03/15/2026[1]	898
1,200	Royal Caribbean Cruises Ltd. 11.625%—08/15/2027[1]	1,303
700	Vista Outdoor, Inc. 4.500%—03/15/2029[1]	652
		4,023
MACHINERY—3.2%
1,400	BWX Technologies, Inc. 4.125%—06/30/2028-04/15/2029	1,216

Corporate Bonds & Notes—Continued
Principal Amount		Value
MACHINERY—Continued
$1,200	GrafTech Finance, Inc. 4.625%—12/15/2028[1]	$881
300	GrafTech Global Enterprises, Inc. 9.875%—12/15/2028[1]	269
400	Manitowoc Co., Inc. 9.000%—04/01/2026[1]	392
800	Mueller Water Products, Inc. 4.000%—06/15/2029[1]	685
		3,443
MEDIA—3.3%
1,700	AMC Networks, Inc. 4.250%—02/15/2029	1,046
	CCO Holdings LLC/CCO Holdings Capital Corp.
200	4.250%—01/15/2034[1]	145
600	4.500%—06/01/2033[1]	448
1,000	4.750%—03/01/2030-02/01/2032	804
		1,397
300	Cumulus Media New Holdings, Inc. 6.750%—07/01/2026[1]	215
700	DISH DBS Corp. 7.750%—07/01/2026	470
500	Nexstar Media, Inc. 5.625%—07/15/2027[1]	450
		3,578
METALS & MINING—3.9%
338	Alliance Resource Operating Partners LP/Alliance Resource Finance Corp. 7.500%—05/01/2025[1]	336
	Commercial Metals Co.
500	3.875%—02/15/2031	406
500	4.125%—01/15/2030	423
		829
650	Eldorado Gold Corp. 6.250%—09/01/2029[1]	558
	FMG Resources August 2006 Pty. Ltd.
300	4.375%—04/01/2031[1]	242
300	5.875%—04/15/2030[1]	270
500	6.125%—04/15/2032[1]	442
		954
800	IAMGOLD Corp. 5.750%—10/15/2028[1]	631
400	Park-Ohio Industries, Inc. 6.625%—04/15/2027	347
600	Taseko Mines Ltd. 7.000%—02/15/2026[1]	545
		4,200
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITS)—1.4%
800	Rithm Capital Corp. 6.250%—10/15/2025[1]	758
	Starwood Property Trust, Inc.
695	4.375%—01/15/2027[1]	597
200	4.750%—03/15/2025	191
		788
		1,546

⬤

Harbor Scientific Alpha High-Yield ETF
PORTFOLIO OF INVESTMENTS—Continued

Principal Amounts, Value and Cost in Thousands
Corporate Bonds & Notes—Continued
Principal Amount		Value
OFFICE ELECTRONICS—0.9%
	Pitney Bowes, Inc.
$600	6.875%—03/15/2027[1]	$497
600	7.250%—03/15/2029[1]	451
		948
OIL, GAS & CONSUMABLE FUELS—12.0%
	AmeriGas Partners LP/AmeriGas Finance Corp.
300	5.750%—05/20/2027	276
500	9.375%—06/01/2028[1]	495
		771
1,000	Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%—06/15/2029[1]	909
700	Chord Energy Corp. 6.375%—06/01/2026[1]	688
400	CNX Resources Corp. 7.250%—03/14/2027[1]	394
300	CVR Energy, Inc. 5.750%—02/15/2028[1]	270
700	Delek Logistics Partners LP/Delek Logistics Finance Corp. 7.125%—06/01/2028[1]	638
700	Diamond Foreign Asset Co./Diamond Finance LLC 8.500%—10/01/2030[1]	683
333	Gran Tierra Energy, Inc. 9.500%—10/15/2029[1]	286
500	Holly Energy Partners LP/Holly Energy Finance Corp. 5.000%—02/01/2028[1]	463
	Murphy Oil USA, Inc.
800	3.750%—02/15/2031[1]	643
700	4.750%—09/15/2029	620
		1,263
	New Fortress Energy, Inc.
100	6.500%—09/30/2026[1]	90
1,500	6.750%—09/15/2025[1]	1,393
		1,483
	PBF Holding Co. LLC/PBF Finance Corp.
500	6.000%—02/15/2028	460
600	7.875%—09/15/2030[1]	580
		1,040
1,200	PG&E Corp. 5.250%—07/01/2030	1,053
1,000	Sunoco LP/Sunoco Finance Corp. 4.500%—05/15/2029-04/30/2030	863
	Transocean, Inc.
1,000	7.500%—01/15/2026[1]	959
1,100	11.500%—01/30/2027[1]	1,146
		2,105
		12,909
PERSONAL CARE PRODUCTS—0.8%
300	Coty, Inc. 5.000%—04/15/2026[1]	287
800	HLF Financing SARL LLC/Herbalife International, Inc. 4.875%—06/01/2029[1]	547
		834

Corporate Bonds & Notes—Continued
Principal Amount		Value
PHARMACEUTICALS—2.8%
$1,900	Bausch Health Cos., Inc. 4.875%—06/01/2028[1]	$950
1,000	Herbalife Nutrition Ltd./HLF Financing, Inc. 7.875%—09/01/2025[1]	942
1,300	Jazz Securities DAC 4.375%—01/15/2029[1]	1,132
		3,024
PROFESSIONAL SERVICES—1.5%
1,000	Gartner, Inc. 4.500%—07/01/2028[1]	901
300	KBR, Inc. 4.750%—09/30/2028[1]	263
500	TriNet Group, Inc. 3.500%—03/01/2029[1]	413
		1,577
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.0%
	Howard Hughes Corp.
800	4.125%—02/01/2029[1]	643
900	4.375%—02/01/2031[1]	686
		1,329
	Kennedy-Wilson, Inc.
300	4.750%—02/01/2030	219
900	5.000%—03/01/2031	647
		866
		2,195
SOFTWARE—3.8%
	Fair Isaac Corp.
1,500	4.000%—06/15/2028[1]	1,337
300	5.250%—05/15/2026[1]	289
		1,626
400	MicroStrategy, Inc. 6.125%—06/15/2028[1]	363
700	Open Text Corp. 3.875%—12/01/2029[1]	573
1,400	Open Text Holdings, Inc. 4.125%—02/15/2030[1]	1,162
400	PTC, Inc. 3.625%—02/15/2025[1]	386
		4,110
SPECIALTY RETAIL—3.3%
1,100	Bath & Body Works, Inc. 6.750%—07/01/2036	950
	Gap, Inc.
1,200	3.625%—10/01/2029[1]	918
1,000	3.875%—10/01/2031[1]	719
		1,637
700	Penske Automotive Group, Inc. 3.750%—06/15/2029	578
500	Upbound Group, Inc. 6.375%—02/15/2029[1]	431
		3,596

⬤

Harbor Scientific Alpha High-Yield ETF
PORTFOLIO OF INVESTMENTS—Continued

Principal Amounts, Value and Cost in Thousands
Corporate Bonds & Notes—Continued
Principal Amount		Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.5%
	Xerox Corp.
$400	4.800%—03/01/2035	$244
600	6.750%—12/15/2039	391
		635
1,250	Xerox Holdings Corp. 5.500%—08/15/2028[1]	968
		1,603
TOBACCO—2.1%
342	Turning Point Brands, Inc. 5.625%—02/15/2026[1]	315
	Vector Group Ltd.
1,400	5.750%—02/01/2029[1]	1,188
800	10.500%—11/01/2026[1]	801
		1,989
		2,304

Corporate Bonds & Notes—Continued
Principal Amount		Value
TRADING COMPANIES & DISTRIBUTORS—0.6%
$700	G-III Apparel Group Ltd. 7.875%—08/15/2025[1]	$694
TRANSPORTATION INFRASTRUCTURE—1.1%
1,300	Fortress Transportation & Infrastructure Investors LLC 5.500%—05/01/2028[1]	1,184
Total Corporate Bonds & Notes (Cost $108,966)		105,001
TOTAL INVESTMENTS—97.3% (Cost $108,966)		105,001
CASH AND OTHER ASSETS, LESS LIABILITIES—2.7%		2,937
TOTAL NET ASSETS—100.0%		$107,938

FAIR VALUE MEASUREMENTS
All investments as of October 31, 2023 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. As of October 31, 2023, the aggregate value of these securities was $85,735 or 79% of net assets.
2
Rate changes from fixed to variable rate at a specified date prior to its final maturity. Stated rate is fixed rate currently in effect and stated date is the final maturity date.
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Scientific Alpha Income ETF
MANAGER’S COMMENTARY (Unaudited)

SUBADVISOR
BlueCove Limited
Management’s Discussion of
Fund Performance
MARKET REVIEW
During the earlier part of the 12-month period ended October 31, 2023, the U.S. Treasury rate curve hit a multi-decade level of inversion continuing to signal a weaker economic outlook. The U.S. and European central banks indicated that higher rates would persist as global central banks maintained their rate hiking path, subsequently pausing to observe the effects of recent hikes on the economy. As lending conditions continued to tighten under the expectation that rates would remain higher for longer, the yield curve ultimately aggressively steepened as the U.S. 10-year interest rate closed 162 basis points (“bps”) higher than lows during the period. During the earlier part of the year, risky assets experienced a strong rally as markets anticipated the end to the rate hiking cycle. The rally was interrupted in March 2023 after the failure of two large regional U.S. banks, with markets considering the potential for more accommodative central bank action to contain further contagion in the banking system. Toward period end, volatility rose against a backdrop of geopolitical tensions in the Middle East. This left U.S. high yield spreads broadly flat on the year and U.S. Investment Grade spreads 26 bps tighter over the period.
PERFORMANCE
Harbor Scientific Alpha Income ETF returned 3.88% on an absolute basis for the year ended October 31, 2023, outperforming the 0.36% return of the Bloomberg U.S. Aggregate Bond Index during the same period.
The Fund’s positive returns can be attributed to the positive carry associated with the Fund positioning alongside a strong contribution from security selection. The Fund’s interest rate positioning also made a modestly positive contribution to performance as capital losses, given the back up in interest rates, were offset by positive carry associated with higher short-term yields. Given our more defensive outlook, the Fund reduced its exposure to credit through the tactical derivative overlay and modestly increased its duration position.
OUTLOOK & STRATEGY
The impact of key supports to growth through 2023 – fiscal stimulus and post-pandemic excess consumer savings – are fading. At the same time, tightening lending conditions have a lagged impact on credit growth and financial conditions that we expect will drag on growth over the next 6-12 months. The on-going conflict in Ukraine, and response by Israel to terrorist action in early October, underline a period characterised by elevated geopolitical risks. We believe that a continuing trend of rising corporate default incidence will likely provide a rich opportunity set for the Fund’s security selection opportunities, albeit with a lower risk allocation to credit. Within rates markets, we believe that on balance, recession likelihood in the U.S. remains pervasive, suporting an increased duration position to balance the credit risk in the Fund.

⬤

Harbor Scientific Alpha Income ETF
MANAGER’S COMMENTARY—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 09/14/2021 through 10/31/2023
The graph compares a $10,000 investment in shares of the Fund with the performance of the Bloomberg U.S. Aggregate Bond Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions. Past performance is no guarantee of future results.
TOTAL RETURNS
For the periods ended 10/31/2023
Annualized
	1 Year	5 Years	Life of Fund
Harbor Scientific Alpha Income ETF (Based on Net Asset Value)[1]	3.88%	N/A	-4.95%
Harbor Scientific Alpha Income ETF (At Market Price)[1]	4.02	N/A	-4.85
Comparative Index
Bloomberg U.S. Aggregate Bond Index[1]	0.36%	N/A	-8.08%
As stated in the Fund’s prospectus dated March 1, 2023, the expense ratio was 0.50%. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.

1 The “Life of Fund” return as shown reflects the period 09/14/2021 (commencement of operations) through 10/31/2023. The first day of secondary market trading was a few days after the date on which the Fund commenced investment operations; therefore, the Net Asset Value of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.
This report contains the current opinions of BlueCove Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
All investments involve risk including the possible loss of principal. Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. There is a greater risk that the Fund will lose money because they invest in below- investment grade fixed income securities and unrated securities of similar credit quality (commonly referred to as “high-yield securities” or “junk bonds”). These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid. Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by government bodies of other countries and less stringent investor protection and disclosure standards of foreign markets.

⬤

Harbor Scientific Alpha Income ETF
PORTFOLIO OF INVESTMENTS—October 31, 2023

SECTOR ALLOCATION (% of investments) - Unaudited

PORTFOLIO OF INVESTMENTS
Principal Amounts, Value and Cost in Thousands

Corporate Bonds & Notes—92.5%
Principal Amount		Value
AEROSPACE & DEFENSE—2.7%
$200	Moog, Inc. 4.250%—12/15/2027[1]	$178
	TransDigm, Inc.
200	4.875%—05/01/2029	174
200	5.500%—11/15/2027	187
		361
300	Triumph Group, Inc. 7.750%—08/15/2025	285
		824
AUTOMOBILES—1.6%
100	Allison Transmission, Inc. 3.750%—01/30/2031[1]	79
100	General Motors Financial Co., Inc. 5.850%—04/06/2030	94
100	Nissan Motor Acceptance Co. LLC 1.850%—09/16/2026[1]	87
300	Wabash National Corp. 4.500%—10/15/2028[1]	249
		509
BANKS—2.0%
400	Intesa Sanpaolo SpA 4.198%—06/01/2032[1,2]	285
	UniCredit SpA
200	5.459%—06/30/2035[1,2]	164
200	5.861%—06/19/2032[1,2]	180
		344
		629
BEVERAGES—0.3%
100	PepsiCo, Inc. 2.625%—07/29/2029	87
BIOTECHNOLOGY—0.9%
300	Biogen, Inc. 4.050%—09/15/2025	290
BUILDING PRODUCTS—1.1%
200	Carlisle Cos., Inc. 3.750%—12/01/2027	184

Corporate Bonds & Notes—Continued
Principal Amount		Value
BUILDING PRODUCTS—Continued
$200	NVR, Inc. 3.000%—05/15/2030	$164
		348
CHEMICALS—3.0%
300	Ashland, Inc. 3.375%—09/01/2031[1]	230
100	Minerals Technologies, Inc. 5.000%—07/01/2028[1]	87
300	Rain Carbon, Inc. 12.250%—09/01/2029[1]	306
300	Solvay Finance America LLC 4.450%—12/03/2025[1]	300
		923
COMMERCIAL SERVICES & SUPPLIES—5.6%
200	Cimpress PLC 7.000%—06/15/2026	185
200	CPI CG, Inc. 8.625%—03/15/2026[1]	191
300	Deluxe Corp. 8.000%—06/01/2029[1]	238
200	Element Fleet Management Corp. 6.271%—06/26/2026[1]	199
200	GFL Environmental, Inc. 3.750%—08/01/2025[1]	189
300	PROG Holdings, Inc. 6.000%—11/15/2029[1]	255
300	Republic Services, Inc. 2.500%—08/15/2024	292
200	Transurban Queensland Finance Pty. Ltd. 4.500%—04/19/2028	184
		1,733
COMMUNICATIONS EQUIPMENT—1.9%
200	Motorola Solutions, Inc. 4.600%—02/23/2028	189
270	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 5.152%—09/20/2029[1]	266

⬤

Harbor Scientific Alpha Income ETF
PORTFOLIO OF INVESTMENTS—Continued

Principal Amounts, Value and Cost in Thousands
Corporate Bonds & Notes—Continued
Principal Amount		Value
COMMUNICATIONS EQUIPMENT—Continued
$200	Viasat, Inc. 6.500%—07/15/2028[1]	$142
		597
CONSTRUCTION & ENGINEERING—2.3%
200	Arcosa, Inc. 4.375%—04/15/2029[1]	175
300	Tutor Perini Corp. 6.875%—05/01/2025[1]	258
300	Williams Scotsman International, Inc. 4.625%—08/15/2028[1]	267
		700
CONSUMER FINANCE—0.6%
200	Enova International, Inc. 8.500%—09/15/2025[1]	188
CONTAINERS & PACKAGING—2.0%
100	Amcor Finance USA, Inc. 3.625%—04/28/2026	94
200	Brambles USA, Inc. 4.125%—10/23/2025[1]	193
200	Graphic Packaging International LLC 3.500%—03/15/2028-03/01/2029	170
200	Silgan Holdings, Inc. 4.125%—02/01/2028	177
		634
DIVERSIFIED REITS—0.8%
200	Global Net Lease, Inc./Global Net Lease Operating Partnership LP 3.750%—12/15/2027[1]	152
100	Omega Healthcare Investors, Inc. 4.750%—01/15/2028	91
		243
DIVERSIFIED TELECOMMUNICATION SERVICES—0.6%
300	Telesat Canada/Telesat LLC 5.625%—12/06/2026[1]	192
ELECTRIC UTILITIES—1.7%
200	Pacific Gas & Electric Co. 3.300%—12/01/2027	174
400	Vistra Operations Co. LLC 4.375%—05/01/2029[1]	340
		514
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.2%
200	Jabil, Inc. 1.700%—04/15/2026	180
200	Keysight Technologies, Inc. 4.550%—10/30/2024	197
		377
ENERGY EQUIPMENT & SERVICES—1.0%
300	Weatherford International Ltd. 8.625%—04/30/2030[1]	303
ENTERTAINMENT—0.9%
200	Lions Gate Capital Holdings LLC 5.500%—04/15/2029[1]	132

Corporate Bonds & Notes—Continued
Principal Amount		Value
ENTERTAINMENT—Continued
$200	Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625%—04/16/2029[1]	$154
		286
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)—1.7%
200	CTR Partnership LP/CareTrust Capital Corp. 3.875%—06/30/2028[1]	168
200	Iron Mountain, Inc. 5.250%—07/15/2030[1]	174
200	VICI Properties LP/VICI Note Co., Inc. 3.750%—02/15/2027[1]	180
		522
FINANCIAL SERVICES—0.5%
200	World Acceptance Corp. 7.000%—11/01/2026[1]	163
FOOD & STAPLES RETAILING—0.5%
200	CDW LLC/CDW Finance Corp. 3.250%—02/15/2029	169
FOOD PRODUCTS—2.1%
300	J M Smucker Co. 3.500%—03/15/2025	290
100	Kellanova 2.650%—12/01/2023	100
300	Lamb Weston Holdings, Inc. 4.125%—01/31/2030[1]	255
		645
GROUND TRANSPORTATION—0.3%
100	XPO, Inc. 6.250%—06/01/2028[1]	96
HEALTH CARE EQUIPMENT & SUPPLIES—3.0%
200	Edwards Lifesciences Corp. 4.300%—06/15/2028	187
300	Hologic, Inc. 3.250%—02/15/2029[1]	252
300	Stryker Corp. 3.375%—11/01/2025	287
200	Zimmer Biomet Holdings, Inc. 1.450%—11/22/2024	191
		917
HEALTH CARE PROVIDERS & SERVICES—3.6%
100	Acadia Healthcare Co., Inc. 5.000%—04/15/2029[1]	89
100	AMN Healthcare, Inc. 4.625%—10/01/2027[1]	90
	DaVita, Inc.
200	3.750%—02/15/2031[1]	144
200	4.625%—06/01/2030[1]	157
		301
200	Elevance Health, Inc. 3.350%—12/01/2024	195
300	HCA, Inc. 3.125%—03/15/2027	271
200	Molina Healthcare, Inc. 3.875%—11/15/2030[1]	163
		1,109

⬤

Harbor Scientific Alpha Income ETF
PORTFOLIO OF INVESTMENTS—Continued

Principal Amounts, Value and Cost in Thousands
Corporate Bonds & Notes—Continued
Principal Amount		Value
HOTELS, RESTAURANTS & LEISURE—1.7%
$300	Hilton Domestic Operating Co., Inc. 4.875%—01/15/2030	$270
200	New Red Finance, Inc. 3.875%—01/15/2028[1]	179
100	O’Reilly Automotive, Inc. 4.200%—04/01/2030	89
		538
INTERACTIVE MEDIA & SERVICES—0.3%
100	Go Daddy Operating Co. LLC/GD Finance Co., Inc. 3.500%—03/01/2029[1]	84
INTERNET & CATALOG RETAIL—2.9%
200	Cars.com, Inc. 6.375%—11/01/2028[1]	178
300	GrubHub Holdings, Inc. 5.500%—07/01/2027[1]	221
300	Meta Platforms, Inc. 4.800%—05/15/2030	289
200	Rakuten Group, Inc. 10.250%—11/30/2024[1]	203
		891
IT SERVICES—1.6%
200	Booz Allen Hamilton, Inc. 3.875%—09/01/2028[1]	179
100	DXC Technology Co. 1.800%—09/15/2026	87
200	Unisys Corp. 6.875%—11/01/2027[1]	147
100	VeriSign, Inc. 5.250%—04/01/2025	99
		512
LEISURE PRODUCTS—4.1%
300	Carnival Corp. 7.625%—03/01/2026[1]	292
300	Life Time, Inc. 8.000%—04/15/2026[1]	293
200	Mattel, Inc. 3.750%—04/01/2029[1]	171
200	NCL Corp. Ltd. 5.875%—03/15/2026[1]	180
300	Royal Caribbean Cruises Ltd. 11.625%—08/15/2027[1]	325
		1,261
MACHINERY—1.2%
200	nVent Finance SARL 4.550%—04/15/2028	185
200	Westinghouse Air Brake Technologies Corp. 4.150%—03/15/2024	199
		384
MEDIA—1.7%
400	AMC Networks, Inc. 4.250%—02/15/2029	246
300	RELX Capital, Inc. 4.000%—03/18/2029	277
		523

Corporate Bonds & Notes—Continued
Principal Amount		Value
METALS & MINING—2.0%
	Commercial Metals Co.
$100	3.875%—02/15/2031	$81
100	4.125%—01/15/2030	84
100	4.375%—03/15/2032	81
		246
150	Eldorado Gold Corp. 6.250%—09/01/2029[1]	129
300	IAMGOLD Corp. 5.750%—10/15/2028[1]	237
		612
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITS)—0.9%
200	Rithm Capital Corp. 6.250%—10/15/2025[1]	189
100	Starwood Property Trust, Inc. 4.750%—03/15/2025	96
		285
OFFICE ELECTRONICS—1.0%
	Pitney Bowes, Inc.
200	6.875%—03/15/2027[1]	166
200	7.250%—03/15/2029[1]	150
		316
OIL, GAS & CONSUMABLE FUELS—8.0%
100	Antero Midstream Partners LP/Antero Midstream Finance Corp. 7.875%—05/15/2026[1]	101
300	Chord Energy Corp. 6.375%—06/01/2026[1]	295
100	Delek Logistics Partners LP/Delek Logistics Finance Corp. 7.125%—06/01/2028[1]	91
200	DT Midstream, Inc. 4.375%—06/15/2031[1]	166
200	Marathon Petroleum Corp. 4.700%—05/01/2025	196
	Murphy Oil USA, Inc.
200	3.750%—02/15/2031[1]	161
100	4.750%—09/15/2029	89
		250
300	New Fortress Energy, Inc. 6.750%—09/15/2025[1]	278
100	PBF Holding Co. LLC/PBF Finance Corp. 7.875%—09/15/2030[1]	96
	PG&E Corp.
100	5.000%—07/01/2028	91
300	5.250%—07/01/2030	263
		354
300	Schlumberger Holdings Corp. 3.900%—05/17/2028[1]	277
200	Transocean, Inc. 8.000%—02/01/2027[1]	188
200	Williams Cos., Inc. 4.300%—03/04/2024	199
		2,491
PERSONAL CARE PRODUCTS—0.9%
300	Edgewell Personal Care Co. 5.500%—06/01/2028[1]	274

⬤

Harbor Scientific Alpha Income ETF
PORTFOLIO OF INVESTMENTS—Continued

Principal Amounts, Value and Cost in Thousands
Corporate Bonds & Notes—Continued
Principal Amount		Value
PHARMACEUTICALS—3.1%
$300	Bausch Health Cos., Inc. 11.000%—09/30/2028[1]	$184
300	Herbalife Nutrition Ltd./HLF Financing, Inc. 7.875%—09/01/2025[1]	282
300	Merck & Co., Inc. 1.900%—12/10/2028	254
200	Perrigo Finance Unlimited Co. 4.650%—06/15/2030	167
62	Takeda Pharmaceutical Co. Ltd. 4.400%—11/26/2023	62
		949
PROFESSIONAL SERVICES—1.9%
	Gartner, Inc.
200	3.625%—06/15/2029[1]	169
200	3.750%—10/01/2030[1]	166
		335
300	TriNet Group, Inc. 3.500%—03/01/2029[1]	248
		583
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.6%
	Broadcom, Inc.
300	1.950%—02/15/2028[1]	253
100	4.000%—04/15/2029[1]	89
		342
300	Microchip Technology, Inc. 4.250%—09/01/2025	290
200	Texas Instruments, Inc. 2.250%—09/04/2029	168
		800
SOFTWARE—4.6%
200	Broadridge Financial Solutions, Inc. 2.900%—12/01/2029	166
300	Fair Isaac Corp. 4.000%—06/15/2028[1]	268
	Open Text Corp.
400	3.875%—02/15/2028[1]	348
300	6.900%—12/01/2027[1]	299
		647
	Oracle Corp.
300	2.300%—03/25/2028	258
100	6.150%—11/09/2029	100
		358
		1,439
SPECIALTY RETAIL—3.3%
200	Abercrombie & Fitch Management Co. 8.750%—07/15/2025[1]	203
200	Arko Corp. 5.125%—11/15/2029[1]	162
400	Bath & Body Works, Inc. 6.875%—11/01/2035	354
400	Gap, Inc. 3.625%—10/01/2029[1]	306
		1,025

Corporate Bonds & Notes—Continued
Principal Amount		Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.0%
$400	Xerox Holdings Corp. 5.500%—08/15/2028[1]	$310
TOBACCO—3.8%
300	Altria Group, Inc. 4.800%—02/14/2029	281
100	Imperial Brands Finance PLC 3.125%—07/26/2024[1]	98
	Philip Morris International, Inc.
200	5.125%—02/15/2030	188
200	5.625%—11/17/2029	196
		384
100	Turning Point Brands, Inc. 5.625%—02/15/2026[1]	92
400	Vector Group Ltd. 5.750%—02/01/2029[1]	339
		1,194
TRADING COMPANIES & DISTRIBUTORS—2.2%
200	Ferguson Finance PLC 4.500%—10/24/2028[1]	186
300	G-III Apparel Group Ltd. 7.875%—08/15/2025[1]	298
200	LKQ Corp. 5.750%—06/15/2028	194
		678
TRANSPORTATION INFRASTRUCTURE—0.9%
300	Fortress Transportation & Infrastructure Investors LLC 5.500%—05/01/2028[1]	273
WIRELESS TELECOMMUNICATION SERVICES—0.9%
94	Koninklijke KPN NV 8.375%—10/01/2030	103
200	T-Mobile USA, Inc. 2.625%—02/15/2029	168
		271
Total Corporate Bonds & Notes (Cost $30,036)		28,691

Foreign Government Obligations—0.4%

(Cost $217)
200	Russia Foreign Bonds - Eurobond 4.250%—06/23/2027[1]	108
TOTAL INVESTMENTS—92.9% (Cost $30,253)		28,799
CASH AND OTHER ASSETS, LESS LIABILITIES—7.1%		2,214
TOTAL NET ASSETS—100.0%		$31,013

⬤

Harbor Scientific Alpha Income ETF
PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS
Description	Number of Contracts	Expiration Date	Current Notional Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
U.S Treasury Note Futures 10 Year (Long)	7	12/19/2023	$743	$(3)
U.S Treasury Note Futures 2 Year (Long)	49	12/29/2023	9,919	(30)
U.S Treasury Note Futures 5 Year (Long)	42	12/29/2023	4,388	(57)
Total Futures Contracts				$(90)

CREDIT DEFAULT SWAP AGREEMENTS
CENTRALLY CLEARED SWAP AGREEMENTS
Counterparty/Exchange	Reference Entity	Buy/ Sell[3,4]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[5]	Payment Frequency	Notional Amount[6] (000s)	Value[7] (000s)	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Clear Credit LLC	Markit CDX North America High Yield Index Series 40	Buy	1.000%	12/20/2028	0.792%	Quarterly	$8,300	$(87)	$(106)	$19
ICE Clear Credit LLC	Markit CDX North America Investment Grade Index Series 40	Buy	5.000%	12/20/2028	5.119%	Quarterly	2,900	(4)	(23)	19
Total Centrally Cleared Credit Default Swaps										$38
FAIR VALUE MEASUREMENTS
As of October 31, 2023, the investment in futures contracts (as disclosed in the preceding Futures Contracts schedule) were classified as Level 1 and all other investments were classified as Level 2.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. As of October 31, 2023, the aggregate value of these securities was $18,011 or 58% of net assets.
2
Rate changes from fixed to variable rate at a specified date prior to its final maturity. Stated rate is fixed rate currently in effect and stated date is the final maturity date.
3
If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
4
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
5
Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
6
The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
7
The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor ETF Trust
STATEMENTS OF ASSETS AND LIABILITIES—October 31, 2023

(All amounts in thousands, except per share amounts)

	Harbor Commodity All-Weather Strategy ETF (Consolidated)	Harbor Disruptive Innovation ETF	Harbor Dividend Growth Leaders ETF	Harbor Energy Transition Strategy ETF (Consolidated)	Harbor Health Care ETF
Assets
Investments, at identified cost	$98,608	$25,834	$175,876	$19,270	$4,034
Investments, at value	$98,606	$25,086	$191,987	$19,270	$4,217
Cash	4,842	734	6,145	3,048	43
Due from broker	3,320	—	—	2,512	—
Foreign currency, at value (Cost: $0, $0, $0, $0, $0, $0, $0, $0, $20, $0, $0, $2 and $1)	—	—	—	—	—
Receivables for:
Investment sold	—	80	7,083	—	206
Capital shares sold	—	—	—	—	—
Dividends	—	5	54	—	—
Interest	—	—	—	—	—
Unrealized appreciation on OTC swap agreements	—	—	—	—	—
Variation margin on futures contracts	—	—	—	—	—
Variation margin on centrally cleared swap agreements	—	—	—	—	—
Withholding tax	—	—	—	—	—
Total Assets	106,768	25,905	205,269	24,830	4,466
Liabilities
Payables for:
Investments purchased	981	30	3,296	276	214
Accrued management fees	59	17	88	17	3
Other	—	—	—	—	—
Total Liabilities	1,040	47	3,384	293	217
NET ASSETS	$105,728	$25,858	$201,885	$24,537	$4,249
Net Assets Consist of:
Paid-in capital	$99,261	$29,974	$189,762	$23,933	$4,007
Total distributable earnings/(loss)	6,467	(4,116)	12,123	604	242
	$105,728	$25,858	$201,885	$24,537	$4,249
NET ASSET VALUE PER SHARE
Net assets	$105,728	$25,858	$201,885	$24,537	$4,249
Shares of beneficial interest (No par value and unlimited authorizations)	4,650	2,225	16,852	1,700	200
Net asset value per share[1]	$22.74	$11.62	$11.98	$14.43	$21.24

1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Human Capital Factor Unconstrained ETF	Harbor Human Capital Factor US Large Cap ETF	Harbor Human Capital Factor US Small Cap ETF	Harbor International Compounders ETF	Harbor Long-Term Growers ETF	Harbor Multi-Asset Explorer ETF	Harbor Scientific Alpha High-Yield ETF	Harbor Scientific Alpha Income ETF

$10,492	$221,187	$113,200	$21,043	$162,315	$3,417	$108,966	$30,253
$9,858	$245,462	$102,698	$20,438	$182,955	$3,325	$105,001	$28,799
9	2,134	201	381	1,346	11	946	1,138
—	—	—	—	—	—	—	398
—	—	—	20	—	—	2	1

—	—	—	—	—	—	653	—
—	—	—	—	3,064	—	—	—
5	126	20	13	42	—	—	—
—	—	—	—	—	—	1,926	442
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	37
—	—	—	—	—	—	—	208
—	—	—	9	4	—	2	4
9,872	247,722	102,919	20,861	187,411	3,336	108,530	31,027

—	—	—	97	3,032	—	549	—
5	76	54	10	88	2	43	14
—	—	—	1	—	—	—	—
5	76	54	108	3,120	2	592	14
$9,867	$247,646	$102,865	$20,753	$184,291	$3,334	$107,938	$31,013

$10,824	$220,649	$113,595	$21,329	$172,158	$3,500	$234,282	$37,155
(957)	26,997	(10,730)	(576)	12,133	(166)	(126,344)	(6,142)
$9,867	$247,646	$102,865	$20,753	$184,291	$3,334	$107,938	$31,013

$9,867	$247,646	$102,865	$20,753	$184,291	$3,334	$107,938	$31,013
575	9,950	4,550	925	10,475	175	2,549	750
$17.16	$24.89	$22.61	$22.44	$17.59	$19.05	$42.35	$41.35

⬤

Harbor ETF Trust
STATEMENTS OF OPERATIONS—Year Ended October 31, 2023

(All amounts in thousands)

	Harbor Commodity All-Weather Strategy ETF (Consolidated)	Harbor Disruptive Innovation ETF	Harbor Dividend Growth Leaders ETF	Harbor Energy Transition Strategy ETF (Consolidated)	Harbor Health Care ETF[1]
Investment Income
Dividends	$—	$56	$4,161	$—	$19
Interest	3,237	7	56	892	1
Consent fee income	—	—	—	—	—
Foreign taxes withheld	—	(1)	(4)	—	—
Total Investment Income	3,237	62	4,213	892	20
Operating Expenses
Management fees	523	154	868	189	30
Net Investment Income/(Loss)	2,714	(92)	3,345	703	(10)
Net Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	—	(1,843)	(4,642)	—	69
In-kind redemptions	—	(104)	13,045	—	—
Foreign currency transactions	—	—	—	—	—
Futures contracts	—	—	—	—	—
Swap agreements	4,039	—	—	(6,460)	—
Change in net unrealized appreciation/(depreciation) on:
Investments	20	1,305	(7,313)	4	183
Futures contracts	—	—	—	—	—
Swap agreements	—	—	—	—	—
Net gain/(loss) on investment transactions	4,059	(642)	1,090	(6,456)	252
Net Increase/(Decrease) in Net Assets Resulting from Operations	$6,773	$(734)	$4,435	$(5,753)	$242

1	For the period November 16, 2022 (commencement of operations) through October 31, 2023
2	For the period April 12, 2023 (commencement of operations) through October 31, 2023
3	For the period September 13, 2023 (commencement of operations) through a period October 31, 2023
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Human Capital Factor Unconstrained ETF	Harbor Human Capital Factor US Large Cap ETF	Harbor Human Capital Factor US Small Cap ETF[2]	Harbor International Compounders ETF	Harbor Long-Term Growers ETF	Harbor Multi-Asset Explorer ETF[3]	Harbor Scientific Alpha High-Yield ETF	Harbor Scientific Alpha Income ETF

$90	$3,641	$701	$269	$816	$7	$—	$—
—	14	—	2	16	—	7,456	2,043
—	—	—	—	—	—	7	3
—	(4)	—	(27)	(33)	—	—	—
90	3,651	701	244	799	7	7,463	2,046

49	843	352	80	739	3	437	157
41	2,808	349	164	60	4	7,026	1,889

(320)	518	(636)	(134)	(6,058)	(78)	(1,947)	(788)
311	4,599	2,007	121	2,396	—	(723)	—
—	—	—	8	—	—	—	—
—	—	—	—	—	—	—	(344)
—	—	—	—	—	—	—	(444)

549	23,155	(10,502)	(317)	23,986	(92)	32	813
—	—	—	—	—	—	—	(94)
—	—	—	—	—	—	—	96
540	28,272	(9,131)	(322)	20,324	(170)	(2,638)	(761)
$581	$31,080	$(8,782)	$(158)	$20,384	$(166)	$4,388	$1,128

⬤

Harbor ETF Trust
STATEMENTS OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Commodity All-Weather Strategy ETF (Consolidated)		Harbor Disruptive Innovation ETF		Harbor Dividend Growth Leaders ETF		Harbor Energy Transition Strategy ETF (Consolidated)		Harbor Health Care ETF
	November 1, 2022	February 9, 2022[a]	November 1, 2022	December 1, 2021[a]	November 1, 2022	November 1, 2021	November 1, 2022	July 13, 2022[a]	November 16, 2022[a]
	through	through	through	through	through	through	through	through	through
	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022[b]	October 31, 2023	October 31, 2022	October 31, 2023
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$2,714	$103	$(92)	$(11)	$3,345	$2,747	$703	$51	$(10)
Net realized gain/(loss) on investments	4,039	(3,647)	(1,947)	(1,576)	8,403	6,653	(6,460)	(637)	69
Change in net unrealized appreciation/(depreciation) of investments	20	(22)	1,305	(2,053)	(7,313)	(22,482)	4	(4)	183
Net increase/(decrease) in assets resulting from operations	6,773	(3,566)	(734)	(3,640)	4,435	(13,082)	(5,753)	(590)	242
Distributions to Shareholders	(427)	—	—	—	(10,729)	(29,990)	(148)	—	—
Capital Share Transactions:
Net proceeds from sale of shares	42,680	74,366	22,178	10,786	111,555	14,805	9,084	21,944	4,007
Reinvestment of distributions	—	—	—	—	—	29,957	—	—	—
Cost of shares reacquired	(7,105)	(6,993)	(2,732)	—	(45,051)	(17,845)	—	—	—
Net increase/(decrease) derived from capital share transactions	35,575	67,373	19,446	10,786	66,504	26,917	9,084	21,944	4,007
Net increase/(decrease) in net assets	41,921	63,807	18,712	7,146	60,210	(16,155)	3,183	21,354	4,249
Net Assets
Beginning of period	63,807	—	7,146	—	141,675	157,830	21,354	—	—
End of period	$105,728	$63,807	$25,858	$7,146	$201,885	$141,675	$24,537	$21,354	$4,249
Capital Share Transactions (Shares):
Shares sold	1,925	3,375	1,825	625	9,125	1,159	575	1,125	200
Shares issued due to reinvestment of distributions	—	—	—	—	—	2,109	—	—	—
Shares reacquired	(325)	(325)	(225)	—	(3,750)	(1,354)	—	—	—
Net increase/(decrease) in shares outstanding	1,600	3,050	1,600	625	5,375	1,914	575	1,125	200
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor Human Capital Factor Unconstrained ETF		Harbor Human Capital Factor US Large Cap ETF		Harbor Human Capital Factor US Small Cap ETF	Harbor International Compounders ETF		Harbor Long-Term Growers ETF
November 1, 2022	February 23, 2022[a]	November 1, 2022	October 12, 2022[a]	April 12, 2023[a]	November 1, 2022	September 7, 2022[a]	November 1, 2022	February 2, 2022[a]
through	through	through	through	through	through	through	through	through
October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022

$41	$7	$2,808	$23	$349	$164	$4	$60	$10
(9)	(45)	5,117	(11)	1,371	(5)	(5)	(3,662)	(2,670)
549	(1,183)	23,155	1,120	(10,502)	(317)	(288)	23,986	(3,346)
581	(1,221)	31,080	1,132	(8,782)	(158)	(289)	20,384	(6,006)
(11)	—	(628)	—	—	(8)	—	(53)	—

4,688	8,028	40,586	216,114	122,579	15,152	6,613	99,515	85,122
—	—	—	—	—	—	—	—	—
(2,198)	—	(40,638)	—	(10,932)	(557)	—	(14,281)	(390)
2,490	8,028	(52)	216,114	111,647	14,595	6,613	85,234	84,732
3,060	6,807	30,400	217,246	102,865	14,429	6,324	105,565	78,726

6,807	—	217,246	—	—	6,324	—	78,726	—
$9,867	$6,807	$247,646	$217,246	$102,865	$20,753	$6,324	$184,291	$78,726

275	425	1,725	9,975	4,975	625	325	5,975	5,475
—	—	—	—	—	—	—	—	—
(125)	—	(1,750)	—	(425)	(25)	—	(950)	(25)
150	425	(25)	9,975	4,550	600	325	5,025	5,450

⬤

Harbor ETF Trust
STATEMENTS OF CHANGES IN NET ASSETS  —Continued

(All amounts in thousands)

	Harbor Multi-Asset Explorer ETF	Harbor Scientific Alpha High-Yield ETF		Harbor Scientific Alpha Income ETF
	September 13, 2023[a]	November 1, 2022	November 1, 2021	November 1, 2022	November 1, 2021
	through	through	through	through	through
	October 31, 2023	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$4	$7,026	$1,645	$1,889	$991
Net realized gain/(loss) on investments	(78)	(2,670)	(2,912)	(1,576)	(3,304)
Change in net unrealized appreciation/(depreciation) of investments	(92)	32	(1,957)	815	(1,759)
Net increase/(decrease) in assets resulting from operations	(166)	4,388	(3,224)	1,128	(4,072)
Distributions to Shareholders	—	(6,422)	(1,782)	(1,584)	(981)
Capital Share Transactions:
Net proceeds from sale of shares	3,500	120,346[c]	—	2,155	—
Reinvestment of distributions	—	—	—	—	—
Cost of shares reacquired	—	(40,212)	—	—	—
Net increase/(decrease) derived from capital share transactions	3,500	80,134	—	2,155	—
Net increase/(decrease) in net assets	3,334	78,100	(5,006)	1,699	(5,053)
Net Assets
Beginning of period	—	29,838	34,844	29,314	34,367
End of period	$3,334	$107,938	$29,838	$31,013	$29,314
Capital Share Transactions (Shares):
Shares sold	175	2,772[c]	—	50	—
Shares reacquired	—	(925)	—	—	—
Net increase/(decrease) in shares outstanding	175	1,847	—	50	—

a	Commencement of Operations
b	On May 20, 2022, the Westfield Capital Dividend Growth Fund was reorganized and converted from a mutual fund into Harbor Dividend Growth Leaders ETF.
c	These amounts include 2,697 shares valued at $117,105 that were issued as a result of the Fund’s reorganization. Refer to note 1 of the Notes to Financial Statements for more detail.
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor ETF Trust Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

Harbor Commodity All-Weather Strategy ETF (Consolidated)
	Year Ended October 31, 2023	Period from February 9, 2022[a] through October 31, 2022
Net asset value beginning of period	$20.92	$20.00
Income from Investment Operations
Net investment income/(loss)[b]	0.78	0.04
Net realized and unrealized gain/(loss) on investments	1.18	0.88
Total from investment operations	1.96	0.92
Less Distributions
Dividends from net investment income	(0.14)	—
Total distributions	(0.14)	—
Net asset value end of period	22.74	20.92
Net assets end of period (000s)	$105,728	$63,807
Ratios and Supplemental Data (%)
Total return	9.40%	4.60%[c]
Ratio of total expenses to average net assets	0.68	0.68[d]
Ratio of net investment income/(loss) to average net assets	3.53	0.27[d]

Harbor Disruptive Innovation ETF
	Year Ended October 31, 2023	Period from December 1, 2021[a] through October 31, 2022
Net asset value beginning of period	$11.43	$20.00
Income from Investment Operations
Net investment income/(loss)[b]	(0.06)	(0.02)[e]
Net realized and unrealized gain/(loss) on investments	0.25	(8.55)
Total from investment operations	0.19	(8.57)
Net asset value end of period	11.62	11.43
Net assets end of period (000s)	$25,858	$7,146
Ratios and Supplemental Data (%)
Total return	1.66%	(42.85)%+,c
Ratio of total expenses to average net assets	0.75	0.75[d]
Ratio of net expenses to average net assets	0.75	0.55[d,e]
Ratio of net investment income/(loss) to average net assets	(0.45)	(0.18)[d,e]
Portfolio turnover^	77	71[c]
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor ETF Trust Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

Harbor Dividend Growth Leaders ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022[f]	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value beginning of period	$12.34	$16.50	$13.13	$12.33	$11.69
Income from Investment Operations
Net investment income/(loss)[b]	0.24	0.25[e]	0.19[e]	0.17[e]	0.19[e]
Net realized and unrealized gain/(loss) on investments	0.25	(1.28)	4.33	0.85	1.44
Total from investment operations	0.49	(1.03)	4.52	1.02	1.63
Less Distributions
Dividends from net investment income	(0.38)	(0.18)	(0.16)	(0.22)	(0.14)
Distributions from net realized capital gains	(0.47)	(2.95)	(0.99)	—	(0.85)
Total distributions	(0.85)	(3.13)	(1.15)	(0.22)	(0.99)
Net asset value end of period	11.98	12.34	16.50	13.13	12.33
Net assets end of period (000s)	$201,885	$141,675	$156,827	$121,448	$131,791
Ratios and Supplemental Data (%)
Total return	4.05%	(8.48)%+	36.30%+	8.28%+	16.30%+
Ratio of total expenses to average net assets	0.50	0.83	1.05	1.09	1.13
Ratio of net expenses to average net assets	0.50	0.76[e]	0.95[e]	0.95[e]	0.95[e]
Ratio of net investment income/(loss) to average net assets	1.93	1.86[e]	1.25[e]	1.39[e]	1.71[e]
Portfolio turnover^	71	78	62	76	71

Harbor Energy Transition Strategy ETF (Consolidated)
	Year Ended October 31, 2023	Period from July 13, 2022[a] through October 31, 2022
Net asset value beginning of period	$18.98	$20.00
Income from Investment Operations
Net investment income/(loss)[b]	0.48	0.05
Net realized and unrealized gain/(loss) on investments	(4.90)	(1.07)
Total from investment operations	(4.42)	(1.02)
Less Distributions
Dividends from net investment income	(0.13)	—
Total distributions	(0.13)	—
Net asset value end of period	14.43	18.98
Net assets end of period (000s)	$24,537	$21,354
Ratios and Supplemental Data (%)
Total return	(23.46)%	(5.10)%[c]
Ratio of total expenses to average net assets	0.80	0.80[d]
Ratio of net investment income/(loss) to average net assets	2.98	0.74[d]
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor ETF Trust Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

Harbor Health Care ETF
Period from November 16, 2022[a] through October 31, 2023
Net asset value beginning of period	$19.86
Income from Investment Operations
Net investment income/(loss)[b]	(0.06)
Net realized and unrealized gain/(loss) on investments	1.44
Total from investment operations	1.38
Net asset value end of period	21.24
Net assets end of period (000s)	$4,249
Ratios and Supplemental Data (%)
Total return	6.97%[c]
Ratio of total expenses to average net assets	0.80[d]
Ratio of net investment income/(loss) to average net assets	(0.28)[d]
Portfolio turnover^	133[c]

Harbor Human Capital Factor Unconstrained ETF
	Year Ended October 31, 2023	Period from February 23, 2022[a] through October 31, 2022
Net asset value beginning of period	$16.02	$19.31
Income from Investment Operations
Net investment income/(loss)[b]	0.07	0.02
Net realized and unrealized gain/(loss) on investments	1.10	(3.31)
Total from investment operations	1.17	(3.29)
Less Distributions
Dividends from net investment income	(0.03)	—
Total distributions	(0.03)	—
Net asset value end of period	17.16	16.02
Net assets end of period (000s)	$9,867	$6,807
Ratios and Supplemental Data (%)
Total return	7.29%	(17.04)%[c]
Ratio of total expenses to average net assets	0.50	0.50[d]
Ratio of net investment income/(loss) to average net assets	0.42	0.16[d]
Portfolio turnover^	81	18[c]
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor ETF Trust Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

Harbor Human Capital Factor US Large Cap ETF
	Year Ended October 31, 2023	Period from October 12, 2022[a] through October 31, 2022
Net asset value beginning of period	$21.78	$19.96
Income from Investment Operations
Net investment income/(loss)[b]	0.28	0.01
Net realized and unrealized gain/(loss) on investments	2.89	1.81
Total from investment operations	3.17	1.82
Less Distributions
Dividends from net investment income	(0.06)	—
Distributions from net realized capital gains	—*	—
Total distributions	(0.06)	—
Net asset value end of period	24.89	21.78
Net assets end of period (000s)	$247,646	$217,246
Ratios and Supplemental Data (%)
Total return	14.61%	9.12%[c]
Ratio of total expenses to average net assets	0.35	0.35[d]
Ratio of net investment income/(loss) to average net assets	1.17	0.98[d]
Portfolio turnover^	22	2[c]

Harbor Human Capital Factor US Small Cap ETF
Period from April 12, 2023[a] through October 31, 2023
Net asset value beginning of period	$24.70
Income from Investment Operations
Net investment income/(loss)[b]	0.08
Net realized and unrealized gain/(loss) on investments	(2.17)
Total from investment operations	(2.09)
Net asset value end of period	22.61
Net assets end of period (000s)	$102,865
Ratios and Supplemental Data (%)
Total return	(8.46)%[c]
Ratio of total expenses to average net assets	0.60[d]
Ratio of net investment income/(loss) to average net assets	0.60[d]
Portfolio turnover^	12[c]
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor ETF Trust Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

Harbor International Compounders ETF
	Year Ended October 31, 2023	Period from September 7, 2022[a] through October 31, 2022
Net asset value beginning of period	$19.46	$19.89
Income from Investment Operations
Net investment income/(loss)[b]	0.27	0.02
Net realized and unrealized gain/(loss) on investments	2.73	(0.45)
Total from investment operations	3.00	(0.43)
Less Distributions
Dividends from net investment income	(0.02)	—
Total distributions	(0.02)	—
Net asset value end of period	22.44	19.46
Net assets end of period (000s)	$20,753	$6,324
Ratios and Supplemental Data (%)
Total return	15.44%	(2.16)%[c]
Ratio of total expenses to average net assets	0.55	0.55[d]
Ratio of net investment income/(loss) to average net assets	1.12	0.57[d]
Portfolio turnover^	17	1[c]

Harbor Long-Term Growers ETF
	Year Ended October 31, 2023	Period from February 2, 2022[a] through October 31, 2022
Net asset value beginning of period	$14.45	$19.32
Income from Investment Operations
Net investment income/(loss)[b]	0.01	—*
Net realized and unrealized gain/(loss) on investments	3.14	(4.87)
Total from investment operations	3.15	(4.87)
Less Distributions
Dividends from net investment income	(0.01)	—
Total distributions	(0.01)	—
Net asset value end of period	17.59	14.45
Net assets end of period (000s)	$184,291	$78,726
Ratios and Supplemental Data (%)
Total return	21.82%	(25.22)%[c]
Ratio of total expenses to average net assets	0.57	0.57[d]
Ratio of net investment income/(loss) to average net assets	0.05	0.03[d]
Portfolio turnover^	49	24[c]
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor ETF Trust Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

Harbor Multi-Asset Explorer ETF
Period from September 13, 2023[a] through October 31, 2023
Net asset value beginning of period	$19.99
Income from Investment Operations
Net investment income/(loss)[b,g]	0.03
Net realized and unrealized gain/(loss) on investments	(0.97)
Total from investment operations	(0.94)
Net asset value end of period	19.05
Net assets end of period (000s)	$3,334
Ratios and Supplemental Data (%)
Total return	(4.70)%[c]
Ratio of total expenses to average net assets[g]	0.70[d]
Ratio of net investment income/(loss) to average net assets[g]	1.03[d]
Portfolio turnover^	125[c]

Harbor Scientific Alpha High-Yield ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022	Period from September 14, 2021[a] through October 31, 2021
Net asset value beginning of period	$42.50	$49.64	$50.00
Income from Investment Operations
Net investment income/(loss)[b]	3.35	2.34	1.70
Net realized and unrealized gain/(loss) on investments	(0.37)	(6.94)	(2.07)
Total from investment operations	2.98	(4.60)	(0.37)
Less Distributions
Dividends from net investment income	(3.13)	(2.53)	—
Distributions from net realized capital gains	—	(0.01)	—
Total distributions	(3.13)	(2.54)	—
Net asset value end of period	42.35	42.50	49.64
Net assets end of period (000s)	$107,938	$29,838	$34,844
Ratios and Supplemental Data (%)
Total return	7.08%	(9.49)%	(0.72)%[c]
Ratio of total expenses to average net assets	0.48	0.48	0.48[d]
Ratio of net investment income/(loss) to average net assets	7.72	5.13	3.42[d]
Portfolio turnover^	55	114	1[c]
The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor ETF Trust Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

Harbor Scientific Alpha Income ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022	Period from September 14, 2021[a] through October 31, 2021
Net asset value beginning of period	$41.88	$49.10	$50.00
Income from Investment Operations
Net investment income/(loss)[b]	2.55	1.42	1.00
Net realized and unrealized gain/(loss) on investments	(0.92)	(7.24)	(1.90)
Total from investment operations	1.63	(5.82)	(0.90)
Less Distributions
Dividends from net investment income	(2.16)	(1.40)	—
Total distributions	(2.16)	(1.40)	—
Net asset value end of period	41.35	41.88	49.10
Net assets end of period (000s)	$31,013	$29,314	$34,367
Ratios and Supplemental Data (%)
Total return	3.88%	(12.02)%	(1.80)%[c]
Ratio of total expenses to average net assets	0.50	0.50	0.50[d]
Ratio of net investment income/(loss) to average net assets	6.03	3.15	2.02[d]
Portfolio turnover^	63	124	—[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
*	Less than $0.01
+	The total return would have been lower had management fee not been waived during the period shown.
a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized
e	Reflects the Adviser’s waiver, if any, of its management fee
f	On May 20, 2022, the Westfield Capital Dividend Growth Fund was reorganized and converted from a mutual fund into Harbor Dividend Growth Leaders ETF.
g
The per share net investment income/(loss) and the ratios of income and expenses to average net assets represents the expenses paid by the Fund but does not include the acquired fund fees and expenses from the underlying funds.

The accompanying notes are an integral part of the Financial Statements.

⬤

Harbor ETF Trust
Notes to Financial Statements—October 31, 2023

NOTE 1—ORGANIZATIONAL MATTERS
Harbor ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of October 31, 2023, the Trust consists of the following separate portfolios (individually or collectively referred to as a “Fund” or the “Funds”, respectively).  The shares of each Fund are listed and traded on NYSE Arca, Inc. with the exception of shares of Harbor Commodity All-Weather Strategy ETF, Harbor Dividend Growth Leaders ETF, and Harbor Long-Term Growers ETF which are listed and traded on NYSE. Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

Harbor Commodity All-Weather Strategy ETF (formerly, Harbor All-Weather Inflation Focus ETF) (Consolidated)
Harbor Disruptive Innovation ETF
Harbor Dividend Growth Leaders ETF
Harbor Energy Transition Strategy ETF (Consolidated)
Harbor Health Care ETF
Harbor Human Capital Factor Unconstrained ETF (formerly, Harbor Corporate Culture Leaders ETF)
Harbor Human Capital Factor US Large Cap ETF (formerly, Harbor Corporate Culture ETF)
Harbor Human Capital Factor US Small Cap ETF (formerly, Harbor Corporate Culture Small Cap ETF)
Harbor International Compounders ETF
Harbor Long-Term Growers ETF
Harbor Multi-Asset Explorer ETF
Harbor Scientific Alpha High-Yield ETF
Harbor Scientific Alpha Income ETF

Harbor Health Care ETF commenced operations on November 16, 2022. Harbor Human Capital Factor US Small Cap ETF commenced operations on April 12, 2023. Harbor Multi-Asset Explorer ETF commenced operations on September 13, 2023.
Effective March 1, 2023, Harbor All-Weather Inflation Focus ETF was renamed Harbor Commodity All-Weather Strategy ETF.
Effective September 5, 2023, Harbor Corporate Culture ETF, Harbor Corporate Culture Leaders ETF, and Harbor Corporate Culture Small Cap ETF were renamed Harbor Human Capital Factor US Large Cap ETF, Harbor Human Capital Factor
Unconstrained ETF, and Harbor Human Capital Factor US Small Cap ETF, respectively.
Harbor Multi-Asset Explorer ETF invests in other unaffiliated investment companies. The recent financial statements, including the accounting policies, and schedules of investments filed by the underlying funds are available on the Securities and Exchange Commission websites at www.sec.gov and should be read in conjunction with the Fund’s financial statements. The expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the underlying funds.
Reorganization
At a meeting held on November 13-14, 2022, the Board of Trustees of the Harbor Funds and of the Trust approved the reorganization of Harbor High-Yield Bond Fund (the “Acquired Fund”), a series of the Harbor Funds, with and into Harbor Scientific Alpha High-Yield ETF (the “Acquiring Fund”), a series of the Trust (the “Reorganization”).
Harbor Capital serves as the investment adviser to the Acquired Fund and the Acquiring Fund. The Adviser believed that the Reorganization provided shareholders the opportunity to participate in an ETF with the same investment objective and similar investment strategies, policies and restrictions, opportunity to benefit from additional trading flexibility, increased transparency, lower expenses ratios of the Acquiring Fund, and the potential for enhanced tax efficiency.
The Reorganization was completed on February 24, 2023 (the “Reorganization Date”). The Reorganization was accomplished by (1) the transfer of all of the assets and the liabilities of the Acquired Fund to the Acquiring Fund in exchange for the issuance to the Acquired Fund of shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Acquired Fund, minus: (i) the value of cash distributed to shareholders of the Acquired Fund in lieu of fractional shares of the Acquiring Fund; and (ii) the value of cash distributed to shareholders of the Acquired Fund who hold their shares in fund direct individual retirement accounts which were exchanged for cash equal in value to the net asset value of such Acquired Fund shares; and (2)  the distribution by the Acquired Fund of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund on the Reorganization Date. The Reorganization

⬤

Harbor ETF Trust
Notes to Financial Statements—Continued

was structured to qualify as a tax-free reorganization (except with respect to cash received by shareholders of the Acquired Fund) under the Internal Revenue Code for federal income tax purposes; therefore, no gain or loss was recognized by the Acquired Fund or its shareholders as a direct result of the Reorganization.
On the Reorganization Date, 2,697,000 shares of the Acquiring Fund valued at $117,105,000 were exchanged for 13,625,000 of the outstanding Institutional Class shares of the Acquired Fund. The investment portfolio of the Acquired Fund, with a value of $113,955,000 and identified cost of $115,579,000 at the Reorganization Date, was the principal asset acquired by the Acquiring Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of each of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Acquiring Fund were $31,569,000.
The following table reflects the pro-forma results of operations for the year ended October 31, 2023 assuming the Reorganization was completed on November 1, 2022, the beginning of the Acquiring Fund’s current fiscal year.
Acquiring Fund - Pro Forma Results of Operations	Amounts (000s)
Net Investment Income/(loss)	$11,272 [a]
Net gain/(loss) on investment transactions	203 [b]
Net increase/(decrease) in net assets resulting from operations	$11,475

a	As reported, $7,026 plus $4,246 Acquired Fund premerger.
b	As reported, ($2,638) plus $2,841 Acquired Fund premerger.
Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since the Reorganization Date.
NOTE 2—SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
Investments are valued pursuant to valuation procedures approved by the Board of Trustees. The valuation procedures permit the Adviser to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded funds and financial derivative instruments (such as futures contracts, rights and warrants) that are traded on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean (or average) of the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Shares of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.

⬤

Harbor ETF Trust
Notes to Financial Statements—Continued

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued
Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, and convertible securities, other than short-term securities, with a remaining maturity of less than 60 days at the time of acquisition) are valued using evaluated prices furnished by a pricing vendor. An evaluated price represents an assessment by the pricing vendor using various market inputs of what the pricing vendor believes is the fair value of a security at a particular point in time. The pricing vendor determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing vendor believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of asset-backed and mortgage-backed securities, the inputs used by the pricing vendor may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumption, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing vendor’s evaluation process, which means that the evaluated price supplied by the pricing vendor will frequently differ from that transaction price. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Such securities are normally categorized as Level 2 in the fair value hierarchy.
Swap agreements (including over-the-counter (“OTC”) and centrally cleared swaps) generally derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. The value of these swap agreements is generally determined by a pricing vendor using a series of techniques, including simulation pricing models, or by the counterparties to the OTC swap agreements, typically using its own proprietary models. The pricing models may use inputs such as issuer details, indices, exchange rates, interest rates, yield curves, and credit spreads, that are observed from actively quoted markets. Swap agreements are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities fair value determinations are made by the Adviser as designated by the Board of Trustees pursuant to the Investment Company Act. Fair value determinations for investments which incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing investments are not necessarily indicative of the risk associated with investing in those investments. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–Quoted prices in active markets for identical securities.
Level 2–Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
The categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. Dividend information on certain foreign securities may not be available on the ex-dividend date, therefore, such dividends will be recorded as soon as reliable information becomes available. Distributions from real estate investment trust securities are recorded as dividend income, and may be reclassified as capital gains and/or return of capital, based on the information reported by the issuer, when available. Interest income is

⬤

Harbor ETF Trust
Notes to Financial Statements—Continued

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued
accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities (except for premiums on certain callable debt securities that amortized to the earliest call date) using the effective yield method. Paydown gains and losses are recognized as a component of interest income. Consent fees relating to corporate actions from investments held are recorded as income upon receipt.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Basis for Consolidation
Harbor Commodity All-Weather Strategy ETF’s and Harbor Energy Transition Strategy ETF’s Consolidated Portfolios of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations and Consolidated Statements of Changes in Net Assets include the investments and account balances of both the Funds and their wholly owned subsidiary, Harbor Cayman Inflation Focus Ltd and Harbor Cayman Energy Transition Ltd, respectively (individually, the “Subsidiary”). Each Fund’s Subsidiary enables each Fund to hold commodity-related instruments and satisfy regulated investment company tax requirements. Each Fund may invest up to 25% of its total assets in its Subsidiary. All interfund transactions have been eliminated in the consolidation.
Taxes
Each Fund is treated as a separate entity for U.S. federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for U.S. federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by foreign countries in which it invests. Such taxes are provided for in accordance with each Fund’s understanding of the applicable foreign country’s tax law and are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Net realized gains or losses on investments resulting from in-kind creation unit redemptions, if any, are recognized in each Fund’s Statement of Operations. Such realized gains or losses are not taxable to a Fund and are reclassified from Distributable earnings (loss) to Paid-in capital at the end of a Fund’s tax year.
Management has analyzed each Fund’s tax positions on the open tax year (in particular, U.S. federal income tax returns for the tax years ended October 31, 2021-2022), if applicable, including all positions expected to be taken upon filing the 2023 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in its Statement of Operations.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at year end.

⬤

Harbor ETF Trust
Notes to Financial Statements—Continued

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.
Futures Contracts
A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.
Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the  fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a Fund will be able to close out its position when the Fund considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making  cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet  margin requirements at a time when the Fund would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are traded on an exchange and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default.
During the year, Harbor Scientific Alpha Income ETF used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates.
Swap Agreements
A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be cleared through a third party, known as a central clearing party or derivatives clearing organization (“centrally cleared swaps”).
Swaps are fair valued daily and changes in value are recorded as unrealized appreciation or depreciation on the Statements of Operations.
Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected in the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations. Daily changes to the fair value of centrally cleared swaps are recorded as Variation margin receivable or payable on centrally cleared swap agreements in the Statements of Assets and Liabilities and are settled daily. An initial margin, typically in form of cash or qualifying highly liquid, high-quality short-term investments, is paid to the central clearing party, derivatives clearing organization or counterparty when the swap contract is executed and is recorded as Due from brokers on the Statements of Assets and Liabilities.
Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statements of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. A Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or

⬤

Harbor ETF Trust
Notes to Financial Statements—Continued

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued
the value of the contract. This risk is typically mitigated by the existence of a master netting arrangement between a Fund and the counterparty, the posting of collateral by the counterparty, and the central clearing party, as counterparty to all centrally cleared swaps, guaranteeing the performance of the swaps through the margin requirements.
Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.
The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement.
During the year, Harbor Scientific Alpha Income ETF used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer.
Excess Return Swaps are agreements between counterparties to exchange the return of a given underlying index. Under the terms of the agreement, a Fund will make payments based on a set rate in exchange for payments from the counterparty based on the return of the underlying assets comprising the index. If the returns on the underlying assets are positive, the counterparty will pay the Fund, and if the returns are negative, the Fund will make payments to the counterparty. The excess return swap held by Harbor Commodity All-Weather Strategy ETF (Consolidated) and Harbor Energy Transition Strategy ETF (Consolidated), which generally are reset monthly, may be terminated by the Funds at any time.
During the year, Harbor Commodity All-Weather Strategy ETF (Consolidated) and Harbor Energy Transition Strategy ETF (Consolidated) used excess return swaps to gain exposure to commodities markets.
Other Matters
The Funds in the normal course of business invest in financial instruments where the risk of potential loss exists due to changes in the market, economic, political and regulatory developments, as well as events such as war, terrorism or spread of infectious disease (market risk) or failure or inability of the counterparty to a transaction to perform (credit and counterparty risk). In addition, certain Funds invest in foreign securities and as such are also subject to foreign currencies and foreign securities risks. Each Fund’s prospectus provides further details regarding the Fund’s principal risks.

⬤

Harbor ETF Trust
Notes to Financial Statements—Continued

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS
Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, U.S. government obligations, and in-kind transactions, if any, for each Fund for the year ended October 31, 2023 were as follows:
	Purchases (000s)	Sales (000s)
Harbor Commodity All-Weather Strategy ETF (Consolidated)	$—	$—
Harbor Disruptive Innovation ETF	15,751	15,491
Harbor Dividend Growth Leaders ETF	122,635	121,434
Harbor Energy Transition Strategy ETF (Consolidated)	—	—
Harbor Health Care ETF	5,101	5,131
Harbor Human Capital Factor Unconstrained ETF	7,871	8,160
Harbor Human Capital Factor US Large Cap ETF	62,981	52,056
Harbor Human Capital Factor US Small Cap ETF	12,562	12,640
Harbor International Compounders ETF	4,094	2,412
Harbor Long-Term Growers ETF	63,132	63,348
Harbor Multi-Asset Explorer ETF	7,689	4,193
Harbor Scientific Alpha High-Yield ETF	50,138	50,180
Harbor Scientific Alpha Income ETF	18,642	20,612
For the year ended October 31, 2023, the following Funds engaged in in-kind transactions associated with Creation Unit purchases and redemptions:
	Purchases (000s)	Sales (000s)
Harbor Disruptive Innovation ETF	$21,213	$2,647
Harbor Dividend Growth Leaders ETF	106,965	52,969
Harbor Health Care ETF	3,995	—
Harbor Human Capital Factor Unconstrained ETF	4,686	1,886
Harbor Human Capital Factor US Large Cap ETF	29,075	40,433
Harbor Human Capital Factor US Small Cap ETF	122,500	10,593
Harbor International Compounders ETF	13,125	275
Harbor Long-Term Growers ETF	98,553	14,081
Harbor Scientific Alpha High-Yield ETF	2,103	39,038
Harbor Scientific Alpha Income ETF	2,094	—
NOTE 4—CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value (“NAV”). The Adviser determines the number of shares that constitutes a Creation Unit and only authorized participants are permitted to purchase or redeem Creation Units from the Funds. Except when aggregated in Creation Units, shares of each Fund are not redeemable. The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Unless cash-only redemptions are available or specified for a Fund, the redemption proceeds for Creation Units will generally consist of a designated portfolio of securities and a specified amount of cash. Authorized participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Authorized participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in Net proceeds from sale of shares in the Statements of Changes in Net Assets.
From time to time, settlement of securities related to the purchase or redemption of Creation Units may be delayed and are reflected as Capital shares sold or Capital shares reacquired in the Statements of Assets and Liabilities.

⬤

Harbor ETF Trust
Notes to Financial Statements—Continued

NOTE 5—FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser
Harbor Capital is a wholly owned subsidiary of ORIX Corporation. Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services. Each Fund has a separate advisory agreement with Harbor Capital. Pursuant to the advisory agreement, the Adviser pays all of the operating expenses of the Fund, except for (i) the fee payment under the investment advisory agreement; (ii) payments under each Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction related expenses and fees arising out of transactions effected on behalf of the Fund;(vii) costs of holding shareholder meetings; (viii) any gains or losses attributable to investments under a deferred compensation plan for Trustees who are not “interested persons” of the Trust; and (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
The advisory agreements provide for a management fee based on an annual percentage rate of average daily net assets as follows:
Management Fee
Harbor Commodity All-Weather Strategy ETF (Consolidated)	0.68%
Harbor Disruptive Innovation ETF	0.75
Harbor Dividend Growth Leaders ETF	0.50
Harbor Energy Transition Strategy ETF (Consolidated)	0.80
Harbor Health Care ETF	0.80
Harbor Human Capital Factor Unconstrained ETF	0.50
Harbor Human Capital Factor US Large Cap ETF	0.35
Harbor Human Capital Factor US Small Cap ETF	0.60
Harbor International Compounders ETF	0.55
Harbor Long-Term Growers ETF	0.57
Harbor Multi-Asset Explorer ETF	0.70
Harbor Scientific Alpha High-Yield ETF	0.48
Harbor Scientific Alpha Income ETF	0.50
Independent Trustees
The Adviser is responsible for bearing expenses associated with Independent Trustees’ compensation pursuant to the management fee arrangement with each Fund.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. The Trust has adopted policies and procedures pursuant to such rule. During the year, the Funds did not enter into any transactions with any other Harbor fund.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 6—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to the tax treatment of net investment losses and limitations, redemption in-kind distributions, and the disallowance of loss from a controlled foreign corporation. Reclassifications, if any, are made to each Fund’s capital

⬤

Harbor ETF Trust
Notes to Financial Statements—Continued

NOTE 6—TAX INFORMATION—Continued
account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statements of Assets and Liabilities for the year ended October 31, 2023 were as follows:
	Total Distributable Earnings/(Loss) (000s)	Paid in Capital (000s)
Harbor Commodity All-Weather Strategy ETF (Consolidated)	$—	$—
Harbor Disruptive Innovation ETF	258	(258)
Harbor Dividend Growth Leaders ETF	(12,720)	12,720
Harbor Energy Transition Strategy ETF (Consolidated)	6,449	(6,449)
Harbor Health Care ETF	—	—
Harbor Human Capital Factor Unconstrained ETF	(306)	306
Harbor Human Capital Factor US Large Cap ETF	(4,587)	4,587
Harbor Human Capital Factor US Small Cap ETF	(1,948)	1,948
Harbor International Compounders ETF	(121)	121
Harbor Long-Term Growers ETF	(2,152)	2,152
Harbor Multi-Asset Explorer ETF	—	—
Harbor Scientific Alpha High-Yield ETF	(117,424)	117,424
Harbor Scientific Alpha Income ETF	—	—
The tax composition of each Fund’s distributions was as follows:
	As of October 31, 2023			As of October 31, 2022
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
Harbor Commodity All-Weather Strategy ETF (Consolidated)	$427	$—	$427	$—	$—	$—
Harbor Disruptive Innovation ETF	—	—	—	—	—	—
Harbor Dividend Growth Leaders ETF	5,022	5,707	10,729	4,187	25,803	29,990
Harbor Energy Transition Strategy ETF (Consolidated)	148	—	148	—	—	—
Harbor Health Care ETF	—	—	—	—	—	—
Harbor Human Capital Factor Unconstrained ETF	11	—	11	—	—	—
Harbor Human Capital Factor US Large Cap ETF	628	—	628	—	—	—
Harbor Human Capital Factor US Small Cap ETF	—	—	—	—	—	—
Harbor International Compounders ETF	8	—	8	—	—	—
Harbor Long-Term Growers ETF	53	—	53	—	—	—
Harbor Multi-Asset Explorer ETF	—	—	—	—	—	—
Harbor Scientific Alpha High-Yield ETF	6,422	—	6,422	1,782	—	1,782
Harbor Scientific Alpha Income ETF	1,584	—	1,584	981	—	981

⬤

Harbor ETF Trust
Notes to Financial Statements—Continued

NOTE 6—TAX INFORMATION—Continued
As of October 31, 2023, the components of each Fund’s distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)	Accumulated Capital and Other Losses (000s)	Other Temporary Differences (000s)	Total Distributable Earnings/(Loss) (000s)
Harbor Commodity All-Weather Strategy ETF (Consolidated)	$6,468	$—	$(1)	$—	$—	$6,467
Harbor Disruptive Innovation ETF	—	—	(1,417)	(2,699)	—	(4,116)
Harbor Dividend Growth Leaders ETF	240	—	16,065	(4,182)	—	12,123
Harbor Energy Transition Strategy ETF (Consolidated)	604	—	—	—	—	604
Harbor Health Care ETF	92	—	150	—	—	242
Harbor Human Capital Factor Unconstrained ETF	31	—	(644)	(344)	—	(957)
Harbor Human Capital Factor US Large Cap ETF	2,695	29	24,273	—	—	26,997
Harbor Human Capital Factor US Small Cap ETF	304	—	(10,573)	(461)	—	(10,730)
Harbor International Compounders ETF	169	—	(615)	(129)	(1)	(576)
Harbor Long-Term Growers ETF	13	—	19,701	(7,581)	—	12,133
Harbor Multi-Asset Explorer ETF	4	—	(137)	(33)	—	(166)
Harbor Scientific Alpha High-Yield ETF	838	—	(4,070)	(123,112)	—	(126,344)
Harbor Scientific Alpha Income ETF	408	—	(1,500)	(5,050)	—	(6,142)
As of October 31, 2023, for federal income tax purposes, the following Fund had a qualified late year loss deferral to offset fiscal year 2024 ordinary income:
Qualified Late Year Ordinary Loss Deferral (000s)
Harbor Disruptive Innovation ETF	$30
As of October 31, 2023, each Fund in the following table had capital loss carryforwards for federal tax purposes which will reduce each Fund’s taxable income arising from future net realized gains on investments to the extent permitted by the Internal Revenue Code. Use of the capital loss carryforwards will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire.
Capital Loss Carryforward
	Short-Term (000s)	Long-Term (000s)	Total (000s)
Harbor Disruptive Innovation ETF	$(2,067)	$(602)	$(2,669)
Harbor Dividend Growth Leaders ETF	(4,182)	—	(4,182)
Harbor Human Capital Factor Unconstrained ETF	(275)	(69)	(344)
Harbor Human Capital Factor US Small Cap ETF	(461)	—	(461)
Harbor International Compounders ETF	(88)	(41)	(129)
Harbor Long-Term Growers ETF	(7,035)	(546)	(7,581)
Harbor Multi-Asset Explorer ETF	(33)	—	(33)
Harbor Scientific Alpha High-Yield ETF*	(15,482)	(107,630)	(123,112)
Harbor Scientific Alpha Income ETF	(3,658)	(1,392)	(5,050)

*	A portion of the capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

⬤

Harbor ETF Trust
Notes to Financial Statements—Continued

NOTE 6—TAX INFORMATION—Continued
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation as of October 31, 2023 were as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Commodity All-Weather Strategy ETF (Consolidated)	$98,607	$—	$(1)	$(1)
Harbor Disruptive Innovation ETF	26,503	2,439	(3,856)	(1,417)
Harbor Dividend Growth Leaders ETF	175,922	22,017	(5,952)	16,065
Harbor Energy Transition Strategy ETF (Consolidated)	19,270	—	—	—
Harbor Health Care ETF	4,067	325	(175)	150
Harbor Human Capital Factor Unconstrained ETF	10,502	794	(1,438)	(644)
Harbor Human Capital Factor US Large Cap ETF	221,189	37,242	(12,969)	24,273
Harbor Human Capital Factor US Small Cap ETF	113,271	6,837	(17,410)	(10,573)
Harbor International Compounders ETF	21,073	709	(1,324)	(615)
Harbor Long-Term Growers ETF	163,254	22,125	(2,424)	19,701
Harbor Multi-Asset Explorer ETF	3,462	21	(158)	(137)
Harbor Scientific Alpha High-Yield ETF	109,071	547	(4,617)	(4,070)
Harbor Scientific Alpha Income ETF	30,248	384	(1,884)	(1,500)
NOTE 7—DERIVATIVES
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the year ended October 31, 2023, if any, as disclosed in the Portfolio of Investments, and the related amounts of net realized and changes in net unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for each Fund.
Derivative Instruments
As of October 31, 2023, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
Harbor Commodity All-Weather Strategy ETF (Consolidated)
Statement of Assets and Liabilities Caption	Commodity Contracts (000s)
Assets
Unrealized appreciation on OTC swap agreements	$—

Harbor Energy Transition Strategy ETF (Consolidated)
Statement of Assets and Liabilities Caption	Commodity Contracts (000s)
Assets
Unrealized appreciation on OTC swap agreements	$—

⬤

Harbor ETF Trust
Notes to Financial Statements—Continued

NOTE 7—DERIVATIVES—Continued

Harbor Scientific Alpha Income ETF
Statement of Assets and Liabilities Caption	Interest Rate Contracts (000s)	Credit Contracts (000s)	Total (000s)
Assets
Variation margin on centrally cleared swap agreements[a,b]	$—	$38	$38
Liabilities
Variation margin on futures contracts[a]	(90)	—	(90)

a
Balance includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

b	Net of upfront premium received of $129
Net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the year ended October 31, 2023, were:
Harbor Commodity All-Weather Strategy ETF (Consolidated)
Commodity Contracts (000s)
Net realized gain/(loss) on derivatives
Swap agreements	$4,039
Commodity Contracts (000s)
Change in net unrealized appreciation/(depreciation) on derivatives
Swap agreements	$—

Harbor Energy Transition Strategy ETF (Consolidated)
Commodity Contracts (000s)
Net realized gain/(loss) on derivatives
Swap agreements	$(6,460)
Commodity Contracts (000s)
Change in net unrealized appreciation/(depreciation) on derivatives
Swap agreements	$—

⬤

Harbor ETF Trust
Notes to Financial Statements—Continued

NOTE 7—DERIVATIVES—Continued
Harbor Scientific Alpha Income ETF
	Interest Rate Contracts (000s)	Credit Contracts (000s)	Total (000s)
Net realized gain/(loss) on derivatives
Futures Contracts	$(344)	$—	$(344)
Swap agreements	—	(444)	(444)
Net realized gain/(loss) on derivatives	$(344)	$(444)	$(788)
	Interest Rate Contracts (000s)	Credit Contracts (000s)	Total (000s)
Change in net unrealized appreciation/(depreciation) on derivatives
Futures Contracts	$(94)	$—	$(94)
Swap agreements	—	96	96
Change in net unrealized appreciation/(depreciation) on derivatives	$(94)	$96	$2
NOTE 8—OFFSETTING ASSETS AND LIABILITIES
Master Netting Arrangements
As described in further detail below, a Fund may enter into Master Netting Arrangements that govern the terms of certain transactions. Master Netting Arrangements are designed to reduce the counterparty risk associated with relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As Master Netting Arrangements are specific to the unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all of the transactions governed under a single agreement with that counterparty. Master Netting Arrangements can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statements of Assets and Liabilities as either a component of investments at value (securities) or due from broker. Cash collateral received is not typically held in a segregated account and, as such, is reflected as a liability in the Consolidated Statements of Assets and Liabilities as due to broker. The fair value of any securities received as collateral is not reflected as a component of net asset value.
For the year ended October 31, 2023, the following Master Netting Arrangements have been entered into as follows:
International Swaps and Derivatives Association, Inc. (ISDA) Master Agreements and Credit Support Annexes, which govern over-the-counter market traded financial derivative transactions entered into by a Fund and select counterparties. As of October 31, 2023, Harbor Commodity All-Weather Strategy ETF (Consolidated) and Harbor Energy Transition Strategy ETF (Consolidated) had investment exposures subject to the terms of these agreements.
The following is a summary by counterparty of the value of OTC financial derivative instruments and collateral (received)/pledged as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2023.
HARBOR COMMODITY ALL-WEATHER STRATEGY ETF (Consolidated)
Financial Derivative Liabilities
Counterparty	Swap Agreements (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposurea (000s)
Harbor Cayman Inflation Focus Ltd. (Subsidiary)[a]
Macquarie Bank Limited	$—	$(3,320)	$—

⬤

Harbor ETF Trust
Notes to Financial Statements—Continued

NOTE 8—OFFSETTING ASSETS AND LIABILITIES—Continued
HARBOR ENERGY TRANSITION STRATEGY ETF (Consolidated)
Financial Derivative Liabilities
Counterparty	Swap Agreements (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposurea (000s)
Harbor Cayman Energy Transition Ltd. (Subsidiary)[a]
Goldman Sachs International	$—	$(2,512)	$—

*
Of the total collateral received and/or pledged listed in the above table, cash of $3,320 and $2,512 included in “Due from broker” on the Consolidated Statements of
Assets and Liabilities, was received as collateral for Harbor Cayman Inflation Focus Ltd and Harbor Cayman Energy Transition Ltd, respectively.

a	Harbor Cayman Inflation Focus Ltd. and Harbor Cayman Energy Transition Ltd. are recognized as separate legal entities for the purpose of the ISDA agreement.

Exchange traded and centrally cleared derivatives are not subject to master netting or similar arrangements.
NOTE 9—SUBSEQUENT EVENTS
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.

⬤

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor ETF Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Harbor Commodity All-Weather Strategy ETF (formerly, Harbor All-Weather Inflation Focus ETF) (Consolidated), Harbor Disruptive Innovation ETF, Harbor Dividend Growth Leaders ETF, Harbor Energy Transition Strategy ETF (Consolidated), Harbor Health Care ETF, Harbor Human Capital Factor Unconstrained ETF (formerly, Harbor Corporate Culture Leaders ETF), Harbor Human Capital Factor US Large Cap ETF (formerly, Harbor Corporate Culture ETF), Harbor Human Capital Factor US Small Cap ETF (formerly, Harbor Corporate Culture Small Cap ETF), Harbor International Compounders ETF, Harbor Long-Term Growers ETF, Harbor Multi-Asset Explorer ETF, Harbor Scientific Alpha High-Yield ETF, and Harbor Scientific Alpha Income ETF, (collectively referred to as the “Funds”), (thirteen of the funds constituting Harbor ETF Trust (the “Trust”)), including the portfolios of investments, as of October 31, 2023, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (thirteen of the funds constituting the Trust), at October 31, 2023, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table, in conformity with U.S. generally accepted accounting principles.
The financial highlights of each of the three years in the period ended October 31, 2021 for the Harbor Dividend Growth Leaders ETF Fund were audited by other auditors whose report dated December 30, 2021 expressed an unqualified opinion on the financial highlights.
Individual fund comprising the Harbor ETF Trust	Statement of operations	Statement of changes in net assets	Financial highlights
Harbor Commodity All-Weather Strategy ETF (formerly, Harbor All-Weather Inflation Focus ETF (Consolidated))	For the year ended October 31, 2023	For the year ended October 31, 2023 and for the period from February 9, 2022 (commencement of operations) through October 31, 2022
Harbor Disruptive Innovation ETF	For the year ended October 31, 2023	For the year ended October 31, 2023 and for the period from December 1, 2021 (commencement of operations) through October 31, 2022
Harbor Dividend Growth Leaders ETF	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023
Harbor Energy Transition Strategy ETF (Consolidated)	For the year ended October 31, 2023	For the year ended October 31, 2023 and for the period from July 13, 2022 (commencement of operations) through October 31, 2022
Harbor Health Care ETF	For the period from November 16, 2022 (commencement of operations) through October 31, 2023
Harbor Human Capital Factor Unconstrained ETF (formerly, Harbor Corporate Culture Leaders ETF)	For the year ended October 31, 2023	For the year ended October 31, 2023 and for the period from February 23, 2022 (commencement of operations) through October 31, 2022
Harbor Human Capital Factor US Large Cap ETF (formerly, Harbor Corporate Culture ETF)	For the year ended October 31, 2023	For the year ended October 31, 2023 and for the period from October 12, 2022 (commencement of operations) through October 31, 2022
Harbor Human Capital Factor US Small Cap ETF (formerly, Harbor Corporate Culture Small Cap ETF)	For the period from April 12, 2023 (commencement of operations) through October 31, 2023
Harbor International Compounders ETF	For the year ended October 31, 2023	For the year ended October 31, 2023 and for the period from September 7, 2022 (commencement of operations) through October 31, 2022
Harbor Long-Term Growers ETF	For the year ended October 31, 2023	For the year ended October 31, 2023 and for the period from February 2, 2022 (commencement of operations) through October 31, 2022
Harbor Multi-Asset Explorer ETF	For the period from September 13, 2023 (commencement of operations) through October 31, 2023
Harbor Scientific Alpha High-Yield ETF Harbor Scientific Alpha Income ETF	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the two years in the period ended October 31, 2023 and the period from September 14, 2021 (commencement of operations) through October 31, 2021
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

⬤

Report of Independent Registered Public Accounting Firm—Continued

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Harbor fund investment companies since 2000.
Chicago, Illinois
December 21, 2023

⬤

Harbor ETF Trust
FEES AND EXPENSES EXAMPLE (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees and other Fund expenses (with certain exceptions). This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. You may also pay brokerage commissions in connection with your purchase or sale of shares of a Fund, which are not shown in this section and would have resulted in higher costs.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs and brokerage commissions were included, your costs would have been higher.
	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2023)	Ending Account Value (October 31, 2023)
Harbor Commodity All-Weather Strategy ETF
ETF	0.68%
Actual		$3.50	$1,000	$1,044.10
Hypothetical (5% return)		3.47	1,000	1,021.69
Harbor Disruptive Innovation ETF
ETF	0.75%
Actual		$3.70	$1,000	$959.50
Hypothetical (5% return)		3.82	1,000	1,021.33
Harbor Dividend Growth Leaders ETF
ETF	0.50%
Actual		$2.52	$1,000	$997.90
Hypothetical (5% return)		2.55	1,000	1,022.68
Harbor Energy Transition Strategy ETF
ETF	0.80%
Actual		$3.84	$1,000	$905.30
Hypothetical (5% return)		4.08	1,000	1,021.07
Harbor Health Care ETF
ETF	0.80%
Actual		$4.06	$1,000	$1,012.60
Hypothetical (5% return)		4.08	1,000	1,021.07

⬤

Harbor ETF Trust
FEES AND EXPENSES EXAMPLE (Unaudited)—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2023)	Ending Account Value (October 31, 2023)
Harbor Human Capital Factor Unconstrained ETF
ETF	0.50%
Actual		$2.53	$1,000	$1,006.50
Hypothetical (5% return)		2.55	1,000	1,022.68
Harbor Human Capital Factor US Large Cap ETF
ETF	0.35%
Actual		$1.79	$1,000	$1,028.90
Hypothetical (5% return)		1.79	1,000	1,023.44
Harbor Human Capital Factor US Small Cap ETF
ETF	0.60%
Actual		$2.90	$1,000	$916.50
Hypothetical (5% return)		3.06	1,000	1,022.10
Harbor International Compounders ETF
ETF	0.55%
Actual		$2.63	$1,000	$899.40
Hypothetical (5% return)		2.80	1,000	1,022.36
Harbor Long-Term Growers ETF
ETF	0.57%
Actual		$2.99	$1,000	$1,078.50
Hypothetical (5% return)		2.91	1,000	1,022.26
Harbor Multi-Asset Explorer ETF[1]
ETF	0.70%
Actual		$0.92	$1,000	$953.00
Hypothetical (5% return)		0.94	1,000	1,005.77
Harbor Scientific Alpha High-Yield ETF
ETF	0.48%
Actual		$2.42	$1,000	$996.10
Hypothetical (5% return)		2.45	1,000	1,022.79
Harbor Scientific Alpha Income ETF
ETF	0.50%
Actual		$2.50	$1,000	$984.00
Hypothetical (5% return)		2.55	1,000	1,022.68

*	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
1
Fund has less than six months of operating history. Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 49/365 (to reflect the period since the commencement of operations).The expense amounts reported under Hypothetical (5% return) are not comparable to the amount reported using actual Fund return.

⬤

Harbor ETF Trust
ADDITIONAL INFORMATION (Unaudited)

Additional Tax Information
For the period ended October 31, 2023, each Fund designates up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If a Fund pays a distribution during calendar year 2023, complete information will be reported in conjunction with Form 1099-DIV.
The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year ended October 31, 2023 as qualifying for the dividends received deduction for corporate shareholders.
Percentage of Distribution
Harbor Dividend Growth Leaders ETF	100%
Harbor Health Care ETF	55
Harbor Human Capital Factor Unconstrained ETF	100
Harbor Human Capital Factor US Large Cap ETF	100
Harbor Human Capital Factor US Small Cap ETF	100
Harbor Long-Term Growers ETF	100
Harbor Multi-Asset Explorer ETF	70
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the fiscal year ended October 31, 2023:
Amount (000s)
Harbor Dividend Growth Leaders ETF	$5,707
For the fiscal year ended October 31, 2023, the Funds, if applicable, designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code 163 (j) as interest income eligible for income inclusion for corporate shareholders.
The Funds designate the following foreign taxes paid and foreign source income for Federal income tax purposes:
	Foreign Taxes Paid (000s)	Foreign Source Earned Income (000s)
Harbor International Compounders ETF	$18	$269
Shareholders that received distributions from a Fund through a taxable account during calendar year 2023 will receive a Form 1099-DIV in January 2024 that will show the tax character of those distributions.
Proxy Voting
Harbor ETF Trust has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor ETF Trust files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor ETF Trust’s Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor toll-free at 800-422-1050; (ii) on Harbor’s website at harborcapital.com; and (iii) on the SEC’s website at sec.gov.
Quarterly Portfolio Disclosures
The Funds file a complete portfolio of investments for their first and third fiscal quarters with the SEC as an exhibit to Form N-PORT. The Funds’ Form N-PORT exhibit is available (i) without charge, upon request, by calling Harbor toll-free at 800-422-1050, (ii) on Harbor’s website at harborcapital.com, and (iii) on the SEC’s website at sec.gov.

⬤

Harbor ETF Trust
ADDITIONAL INFORMATION (Unaudited)—Continued

Advisory Agreement Approvals
The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement(s) of each Fund be approved initially, and following an initial two-year term, at least annually, by Harbor ETF Trust’s (the “Trust”) Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT OF HARBOR Multi-Asset explorer ETF
At a meeting of the Board held on August 12-14, 2023 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved the Investment Advisory Agreement between the Trust, on behalf of Harbor Multi-Asset Explorer ETF (the “Fund”), and Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”).
In evaluating the Investment Advisory Agreement, the Trustees reviewed materials furnished by the Adviser, including information about its affiliates, personnel, and operations, and also relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with their consideration of the Investment Advisory Agreement, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to the services to be rendered by the Adviser containing information about the investment philosophy and process and proposed approach to managing assets in the Fund’s strategy.
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of the Investment Advisory Agreement were fair and reasonable and approved the Investment Advisory Agreement for an initial two-year term as being in the best interests of the Fund and its future shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital present and were represented throughout the process by legal counsel to the Independent Trustees and the Trust.
Factors Considered
In considering the Fund’s proposed Investment Advisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees were the following:
•The nature, extent, and quality of the services proposed to be provided by Harbor Capital, including the background, education, expertise and experience of the investment professionals of Harbor Capital to provide services to the Fund;
•The favorable history, reputation, qualifications and background of Harbor Capital as well as the qualifications of its personnel;
•The fee proposed to be charged by Harbor Capital for investment advisory and related services to be provided by Harbor Capital (including investment, business, legal, compliance, financial and administrative services) and for Harbor Capital’s undertaking to bear the operating expenses of the Fund, with certain limited exceptions;
•The proposed fee and expense ratio of the Fund relative to the fees and expense ratios of similar investment companies;
•The expected profitability of Harbor Capital with respect to the Fund;
•Information received at meetings throughout the year related to services rendered by Harbor Capital;
•The extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s proposed advisory fee level reflects any economies of scale for the benefit of investors; and
•Any “fall out” benefits that might inure to Harbor Capital and its affiliates as a result of their relationship with the Fund.
Nature, Extent, and Quality of Services
In evaluating the nature, extent, and quality of the services to be provided by Harbor Capital, the reasonableness of the overall compensation provided under the proposed advisory agreement and other considerations, the Trustees considered Harbor Capital’s ability to manage the Fund in accordance with its investment objective, which is to provide long-term total return while limiting downside risk.

⬤

Harbor ETF Trust
ADDITIONAL INFORMATION (Unaudited)—Continued

Advisory Agreement Approvals—Continued
The Board evaluated the nature, extent, and quality of Harbor Capital’s proposed services in light of the Board’s actual experience with Harbor Capital, as well as materials provided by Harbor Capital concerning the financial and other resources devoted by Harbor Capital to the Harbor funds generally, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the funds’ operations. The Trustees determined that Harbor Capital has the expertise and resources to manage the Fund in accordance with its investment objective.
Advisory Fees and Expense Ratios
The Trustees noted that the proposed Investment Advisory Agreement provides that the Adviser will pay all of the operating expenses of the Fund, with certain limited exceptions set forth in the agreement, and that such unitary fee structure effectively acts as a cap on the fees and expenses of the Fund. The Trustees observed that the data available concerning comparative fees and expense ratios showed that the proposed net expense ratio for the Fund was below the average and median of the peer group of funds both including and excluding acquired fund fees and expenses, compiled using Morningstar data that was presented to the Board for comparison purposes. The Trustees noted that Harbor Capital intends to waive fees for the Fund in an amount sufficient to offset the fees and expenses of the affiliated ETFs incurred by the Fund because of the Fund’s investment in such ETFs.
Profitability
The Trustees also noted that Harbor Capital expected to operate the Fund initially at a loss.
Economies of Scale
The Trustees concluded that breakpoints in the Fund’s advisory fee were not necessary at the present time in light of, among other things, Harbor Capital’s forward-looking approach to setting the contractual advisory fee, its absorbing fund expenses and the uncertainty surrounding the aspects of the Fund’s future asset growth. It was agreed, however, that the Board would consider the issue of breakpoints in the Fund’s advisory fee schedule at least annually after the initial two-year contract term as part of its annual contract review process for all of the Harbor funds.

⬤

Harbor ETF Trust
ADDITIONAL INFORMATION (Unaudited)—Continued

Trustees and Officers
AS OF DECEMBER 2023
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor ETF Trust is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor ETF Trust, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Harbor ETF Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborcapital.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (60) Trustee	Since 2021	Chairman (2015-2020) and Trustee (2011-Present), Rare (conservation nonprofit); Trustee, Root Capital (2022-Present); Trustee, Adventure Scientists (conservation nonprofit) (2020-Present); Trustee, The Nature Conservancy, Massachusetts Chapter (2018-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc. (publicly traded investment management firm).	29	None
Donna J. Dean (71) Trustee	Since 2021	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (2001-2019).	29	None
Robert Kasdin (65) Trustee	Since 2021	Trustee, Barnard College (2023-Present); Senior Vice President and Chief Operating Officer (2015-2022) and Chief Financial Officer (2018-2022), Johns Hopkins Medicine; Senior Executive Vice President, Columbia University (2002-2015); Trustee and Member of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-2019); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, The Y in Central Maryland (2018-2022).	29	Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
Kathryn L. Quirk (71) Trustee	Since 2021
Member, Independent Directors Council, Governing Council
(2023-present); Vice President, Senior Compliance Officer and Head,
U.S. Regulatory Compliance, Goldman Sachs Asset Management
(2013-2017); Deputy Chief Legal Officer, Asset Management, and
Vice President and Corporate Counsel, Prudential Insurance Company
of America (2010-2012); Co-Chief Legal Officer, Prudential Investment
Management, Inc., and Chief Legal Officer, Prudential Investments
and Prudential Mutual Funds (2008-2012); Vice President and
Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential
Insurance Company of America, and Chief Legal Officer, Prudential
Investments (2005-2008);Vice President and Corporate Counsel and
Chief Legal Officer, Mutual Funds, Prudential Insurance Company
of America (2004-2005);Member,Management Committee (2000-2002),
General Counsel and Chief Compliance Officer, Zurich Scudder
Investments, Inc. (1997-2002); Member, Board of Directors and
Co-Chair, Governance Committee, Just World International Inc.
(nonprofit) (2020-2023).
			29	None
Douglas J. Skinner (61) Trustee	Since 2021	Professor of Accounting (2005-Present), Deputy Dean for Faculty (2015-2016, 2017-Present), Interim Dean (2016-2017), University of Chicago Booth School of Business.	29	None

⬤

Harbor ETF Trust
ADDITIONAL INFORMATION (Unaudited)—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Ann M. Spruill (69) Trustee	Since 2021	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Public Equities, Museum of Fine Arts, Boston (2000-2020); and Trustee, Financial Accounting Foundation (2014-2020).	29	None
Landis Zimmerman (64) Trustee	Since 2022	Independent, non-fiduciary advisor, Gore Creek Asset Management (2006-Present); Member, Japan Science and Technology Agency Investment Advisory Committee (2021-Present); Chief Investment Officer of the Howard Hughes Medical Institute (2004-2021).	29	None
INTERESTED TRUSTEE
Charles F. McCain (54)* Chairman, Trustee and President	Since 2021
Chief Executive Officer (2017-Present), Director (2007-Present),
President and Chief Operating Officer (2017), Executive Vice President
and General Counsel (2004-2017),and Chief Compliance Officer
(2004-2014), Harbor Capital Advisors, Inc.; Director and Chairperson
(2019-Present), Harbor Trust Company, Inc.; Director (2007-Present)
and Chief Compliance Officer (2004-2017), Harbor Services Group,
Inc.; Chief Executive Officer (2017- Present), Director (2007-Present),
Chief Compliance Officer and Executive Vice President (2007-2017),
Harbor Funds Distributors, Inc.; Chief Compliance Officer, Harbor
Funds (2004-2017); and Chairman, President and Trustee, Harbor
ETF Trust (2021-Present).
			29	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Diana R. Podgorny (44) Chief Legal Officer, Chief Compliance Officer, and Secretary	Since 2023
Executive Vice President, General Counsel and Secretary (2023-Present); Senior Vice President and
Deputy General Counsel (2022-2023), Senior Vice President and Assistant General Counsel (2020-2022),
and Vice President and Assistant General Counsel (2017-2020), Harbor Capital Advisors, Inc.; Director
and Vice President (2020-Present), Harbor Trust Company, Inc.; Secretary, Harbor Funds (2018-Present);
Chief Legal Officer and Chief Compliance Officer (2023-Present) and Secretary, Harbor ETF Trust
(2021-Present).

Richard C. Sarhaddi (49) Deputy Chief Compliance Officer and Vice President	Since 2023
Senior Vice President and Chief Compliance Officer (2023-Present), Harbor Capital Advisors, Inc.
and Harbor Services Group, Inc.;Director and Chief Compliance Officer (2023-Present),Harbor Trust
Company Inc.; Deputy Chief Compliance Officer and Vice President (2023-Present), Harbor Funds;
Deputy Chief Compliance Officer and Vice President (2023-present), Harbor ETF Trust. Vanguard
Personalized Indexing Management, LLC; Head of U.S. Direct Investor Advice Compliance, (2018-2023),
The Vanguard Group, Inc.; Director & Lead Counsel, Digital Services / Intelligent Portfolios (2015-2018),
Charles Schwab & Co., Inc.

John M. Paral (55) Treasurer	Since 2022
Senior Vice President – Fund Administration and Analysis (2022-Present), Director of Fund Administration
and Analysis (2017-2022), Vice President (2012-Present) and Financial Reporting Manager (2007-2017),
Harbor Capital Advisors, Inc.; Treasurer (2022-Present) and Assistant Treasurer (2013-2022), Harbor
Funds; and Treasurer (2022-Present) and Assistant Treasurer (2021-2022), Harbor ETF Trust.

Gregg M. Boland (60) Vice President and AML Compliance Officer	Since 2022
Executive Vice President (2020-Present),Vice President (2019-2020), Harbor Capital Advisors, Inc.;
President  (2019-Present), Senior Vice President – Operations (2016-2019), and Vice President – Operations
(2007-2015), Harbor Services Group, Inc.; Senior Vice President, AML Compliance Officer, and OFAC
Officer (2019-Present), Harbor Funds Distributors, Inc.; Vice President, Harbor Funds (2019-Present)
and Vice President, Harbor ETF Trust (2021-Present).

Kristof M. Gleich (44) Vice President	Since 2021
President (2018-Present) and Chief Investment Officer (2020), Harbor Capital Advisors, Inc.; Director,
Vice Chairperson, President (2019-Present) and Chief Investment Officer (2020-Present), Harbor Trust
Company, Inc.; Vice President, Harbor Funds (2019-Present); Vice President, Harbor ETF Trust
(2021-Present); and Managing Director, Global Head of Manager Selection (2010-2018), JP Morgan
Chase & Co.

⬤

Harbor ETF Trust
ADDITIONAL INFORMATION (Unaudited)—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**—Continued
Diane Johnson (58) Vice President	Since 2022	Vice President (2022-Present) and Tax Director (2009-Present), Harbor Capital Advisors, Inc.; Vice President (2022-Present), Harbor Funds; and Vice President (2022-Present), Harbor ETF Trust.
Lora A. Kmieciak (59) Vice President	Since 2022
Executive Vice President and Chief Financial Officer (2022-Present), Senior Vice President – Fund
Administration and Analysis (2017-2022) and Senior Vice President - Business Analysis (2015-2017),
Harbor Capital Advisors, Inc.; Vice President (2020-2022) and Director (2022-Present), Harbor Trust
Company, Inc.; Assistant Treasurer (2017-2022), Harbor Funds; and Assistant Treasurer (2021-2022)
and Vice President (2022-Present), Harbor ETF Trust.

Meredith S. Dykstra (39) Assistant Secretary	Since 2023
Senior Counsel (2022-Present), Vice President (2015-Present) and Legal Counsel (2015-2022), Harbor
Capital Advisors, Inc.; Assistant Secretary (2023-Present), Harbor Trust Company, Inc.; Assistant
Secretary (2023-Present),Harbor Funds; and Assistant Secretary (2023-Present), Harbor ETF Trust.

Lana M. Lewandowski (44) Assistant Secretary	Since 2021
Vice President and Compliance Director (2022-Present), Legal&Compliance Manager (2016-2022)
and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.; AML Compliance Officer (2017-2022)
and Assistant Secretary (2017-Present), Harbor Funds; and AML Compliance Officer (2021-2022)
and Assistant Secretary (2021-Present), Harbor ETF Trust.

1	Each Trustee serves for an indefinite term, until his or her successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

⬤

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT
Harbor’s Privacy Statement

Rev. 09/2021
FACTS	WHAT DOES HARBOR DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
◾ Social Security number
◾ Account balances and transaction history
◾ Assets and investment experience
◾ Wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Harbor chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Harbor share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-422-1050 or go to harborcapital.com

⬤

Harbor’s Privacy Statement—Continued

Who we are
Who is providing this notice?	Harbor Capital Advisors, Inc.; Harbor Services Group; Inc.; Harbor Funds Distributors, Inc., Harbor Trust Company, Inc., Harbor Funds, Harbor ETF Trust (collectively, “Harbor”)
What we do
How does Harbor protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We maintain physical, electronic and procedural safeguards designed to protect your personal information; however, please be aware that no data security measures can guarantee 100% security.

How does Harbor collect my personal information?
We collect your personal information, for example, when you
◾ Open an account or make transactions on your account
◾ Give us your contact information or income information
◾ Tell us about your investment or retirement portfolio
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
◾ sharing for affiliates’ everyday business purposes—information about your creditworthiness
◾ affiliates from using your information to market to you
◾ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control.They can be financial and nonfinancial companies.
◾ Our affiliates include the financial companies providing this notice, as well as other companies under our parent company, ORIX Corporation.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
◾ Nonaffiliates we share with can include companies that perform support services on our behalf or other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms (to support our marketing to you), as well as other financial institutions.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ Harbor doesn’t jointly market.
Other important information
Notice to investors in California and Vermont
Under California and Vermont law, we will not share information we collect about you with outside companies, unless the law allows. For example, we may share information with your consent, to service your accounts, and in connection with legal proceedings.
We will limit sharing among our companies to the extent required by applicable law.

We recommend that you read and retain this notice for your personal files.

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FD.AR.ETF.1023

ITEM 2 – CODE OF ETHICS
(a)
The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).
(c)
The Registrant has not amended its Code of Ethics during the period covered by this report.
(d)
The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.
ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT
The Registrant’s Board has determined that Douglas J. Skinner, a member of the Audit Committee of the Board of Trustees, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Skinner is the Eric J. Gleacher Distinguished Service Professor of Accounting and Deputy Dean for Faculty at the University of Chicago Booth School of Business, where his prior positions include John P. and Lillian A. Gould Professor of Accounting, Neubauer Family Faculty Fellow, Interim Dean, and Executive Director of the Accounting Research Center. Mr. Skinner is deemed “independent” as defined by the SEC for purposes of audit committee financial expert determinations.
ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES
Items 4(a)—4(d): Audit, Audit-Related, Tax and All Other Fees
Fees billed by Ernst & Young (“EY”):
	Fiscal Year Ended October 31, 2023			Fiscal Year Ended October 31, 2022
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees.	$207,154	N/A	N/A	$7,017	N/A	N/A
(b) Audit-Related Fees.	$0	$0	N/A	$0	$0	N/A
(c) Tax Fees.	$154,357 [1]	$0	N/A	$2,309 [1]	$0	N/A
(d) All Other Fees.	$2,707 [2]	N/A	N/A	$1,334 [2]	$9 [2]	N/A
1
Includes fees related to tax compliance.
2
Includes fees billed in connection with the Registrant’s subscription to the EY PFIC Analyzer, a database used to determine whether foreign equity securities are passive foreign investment companies, and subscription to EY Atlas, a global platform and research tool for accessing accounting and auditing content, including external standards, EY interpretations and thought leadership.
(e)
(1)
Pre-Approval Policies.
The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit, review and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.
In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee is authorized to delegate one or more members of the Committee the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. Such member(s) are required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.
The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.
(2)
None of the principal accountant’s fees or services rendered to the Registrant, the Adviser or Harbor Services Group, Inc. were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Not applicable
(g)
Aggregate Non-Audit Fees.
Aggregate Non-Audit Fees of the Registrant
Fiscal Year Ended October 31, 2023: $157,064
Fiscal Year Ended October 31, 2022: $3,643
Aggregate Non-Audit Fees of Other Entities Required to be Pre-approved Pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
Fiscal Year Ended October 31, 2023: $0
Fiscal Year Ended October 31, 2022: $9
(h)
For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services to service affiliates was compatible with maintaining the principal accountant’s independence.
ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable
ITEM 6 – INVESTMENTS
(a)
The Registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.
(b)
Not applicable
ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable
ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable
ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable
ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the Registrant’s prior report on Form N-CSR.
ITEM 11 – CONTROLS AND PROCEDURES
(a)
The Registrant’s Principal Executive and Principal Financial Officers concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.
(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12 – DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable

ITEM 13 – EXHIBITS
(a)(1)	Code of Ethics referred to in Item 2 is attached hereto.
(a)(2)
A separate certification for each principal executive officer and principal financial officer of the Registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto.

(b)	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed December 21, 2023 on its behalf by the undersigned, thereunto duly authorized.
HARBOR ETF TRUST
By: /s/ Charles F. McCain

Charles F. McCain
Chairman, President and Trustee
(Principal Executive Officer)
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ Charles F. McCain Charles F. McCain	Chairman, President and Trustee (Principal Executive Officer)	December 21, 2023
By:	/s/ John M. Paral John M. Paral	Treasurer (Principal Financial and Accounting Officer)	December 21, 2023

Exhibit Index
Number	Description
99.CODE ETH	Code of Business Conduct and Ethics.
99.CERT1	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.CERT2	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).